Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO REVOLVING CREDIT AND GUARANTY AGREEMENT AND AMENDMENT NO. 1 TO THE REVOLVING FACILITY SECURITY AGREEMENT dated as of August 17, 2017 (this “Amendment”) among Dana Incorporated (formerly known as Dana Holding Corporation), a Delaware corporation (the “Borrower”), the guarantors listed on the signature pages hereto (the “Guarantors” and “Grantors”), Citibank, N.A., as administrative agent and collateral agent (in such capacities, respectively, the “Administrative Agent” and “Collateral Agent”) and the other Lenders and Issuing Banks party hereto.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, the Guarantors, the financial institutions and other institutional lenders party thereto from time to time, the Administrative Agent and the other agents party thereto have entered into a Revolving Credit and Guaranty Agreement dated as of June 9, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as further amended hereby, the “Amended Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Amended Credit Agreement.

WHEREAS, the Borrower and the Grantors have entered into a Revolving Facility Security Agreement dated as of June 9, 2016 in favor of the Collateral Agent for the benefit of the Secured Parties (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Security Agreement” and as further amended hereby, the “Amended Security Agreement”).

WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement and Existing Security Agreement, in order to, among other thing, (a) establish a term loan facility in an aggregate principal amount of $275,000,000 (the “Term Facility”) and (b) increase the Revolving Credit Facility by an aggregate principal amount of $100,000,000 (the “Revolving Facility Upsize”) and extend the maturity thereof to the fifth anniversary of the Amendment Effective Date;

WHEREAS, each financial institution identified on a signature page hereto as an “New Revolving Lender” (each, a “New Revolving Lender”) and/or “New Term Lender” (each, a “New Term Lender”) has agreed severally, on the terms and conditions set forth herein and in the Existing Credit Agreement, to provide a portion of the Revolving Facility Upsize or Term Facility and to become, if not already, a Revolving Lender or Term Lender for all purposes under the Amended Credit Agreement;

WHEREAS, each Lender that executes and delivers a signature page to this Amendment hereby agrees to the terms and conditions of this Amendment; and

WHEREAS, the Lenders party hereto constitute all of the Revolving Lenders and Term Lenders under the Existing Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

[Dana – Amendment No. 1]

SECTION 1.    Amendments to Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined below):

(a)        the Existing Credit Agreement shall be amended in the form of the Amended Credit Agreement attached hereto as Exhibit A and any term or provision of the Existing Credit Agreement which is different from that set forth in the Amended Credit Agreement shall be replaced and superseded in all respects by the terms and provisions of the Amended Credit Agreement;

(b)        Schedule I to the Existing Credit Agreement shall be amended and restated into the form of the schedule attached hereto as Exhibit B;

(c)        Exhibit A to the Existing Credit Agreement shall be amended by renaming such exhibit as “Exhibit A-1” and the new exhibit attached hereto as Exhibit C shall be added to the Existing Credit Agreement as “Exhibit A-2”; and

(d)        Any Schedule or Exhibit to the Existing Credit Agreement not amended pursuant to clause (b) or clause (c) above shall remain in full force and effect.

SECTION 2.     Amendment to Security Agreement.

(a) Section 16(b) of the Security Agreement is hereby amended by inserting therein, immediately following the phrase “in respect of the Obligations under the Revolving Credit Facility” contained in clause (ii) thereof: “and the Term Facility”.

SECTION 3.    Conditions of Effectiveness.     The effectiveness of this Amendment and the amendment of the Existing Credit Agreement and Existing Security Agreement set forth herein is subject to the satisfaction, on or before August 17, 2017, of the following conditions precedent (the date on which all of such conditions shall first be satisfied (or waived), which in the case of clause (b) may be substantially concurrent with the satisfaction of the other conditions specified below, the “Amendment Effective Date”):

(a)        The Administrative Agent’s (or its counsel’s) receipt of the following:

            (i)         counterparts of this Amendment executed by (i) the Borrower, the Guarantors and all Lenders under the Existing Credit Agreement, and (ii) the New Revolving Lenders and New Term Lenders; or, as to any of the foregoing Lenders, New Revolving Lenders or New Term Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment;

            (ii)         the Notes payable to the order of the Lenders to the extent requested in accordance with Section 2.16(a) of the Amended Credit Agreement;

            (iii)       certified copies of the resolutions of the boards of directors of each of the Borrower and each Guarantor approving the execution and delivery of the Amendment and each other Loan Document to which it is, or is intended to be a party, and of all documents evidencing other necessary constitutive action and, if any, material

2

[Dana – Amendment No. 1]

governmental and other third party approvals and consents, if any, with respect to the Amendment, the other Transactions and each other Loan Document;

            (iv)        a copy of the charter or other constitutive document of each Loan Party and each amendment thereto, certified (as of a date reasonably acceptable to the Administrative Agent) by the Secretary of State of the jurisdiction of its incorporation or organization, as the case may be, thereof as being a true and complete copy thereof;

            (v)         a certificate of each Loan Party signed on behalf of such Loan Party by a Responsible Officer, dated the Amendment Effective Date (the statements made in which certificate shall be true on and as of the Amendment Effective Date), certifying as to (A) the accuracy and completeness of the charter (or other applicable formation document) of such Loan Party and the absence of any changes thereto; (B) the accuracy and completeness of the bylaws (or other applicable organizational document) of such Loan Party as in effect on the date on which the resolutions of the board of directors (or persons performing similar functions) of such Person referred to in clause (b) above were adopted and the absence of any changes thereto (a copy of which shall be attached to such certificate); (C) the absence of any proceeding known to be pending for the dissolution, liquidation or other termination of the existence of such Loan Party; (D) the accuracy in all material respects of the representations and warranties made by such Loan Party in the Loan Documents to which it is or is to be a party as though made on and as of the Amendment Effective Date, before and after giving effect to all of the Borrowings and the issuance of all of the Letters of Credit to be made on such date and to the application of proceeds, if any, therefrom; (E) the absence of any event occurring and continuing, or resulting from any of the Borrowings or the issuance of any of the Letters of Credit to be made on the Amendment Effective Date or the application of proceeds, if any, therefrom, that would constitute a Default; and (F) the absence of a Material Adverse Effect since December 31, 2016;

            (vi)        a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign the Amendment and the other documents to be delivered thereunder;

            (vii)       certificates, in substantially the form of Exhibit I to the Existing Credit Agreement attesting to the Solvency of the Borrower and its Restricted Subsidiaries, on a consolidated basis (after giving effect to the Transactions), from its Chief Financial Officer or other financial officer; and

            (viii)      favorable opinions of (A) Paul, Weiss, Rifkind, Wharton & Garrison, LLP, counsel to the Loan Parties, and (B) Shumaker, Loop & Kendrick, LLP, Michigan counsel to the Loan Parties, in each case dated as of the Amendment Effective Date and addressing such matters as the Lenders may reasonably request, including in respect of collateral;

(b) The Lenders shall have received at least five (5) days prior to the Amendment Effective Date, all documentation and other information required by bank

3

[Dana – Amendment No. 1]

regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act;

(c) Since December 31, 2016, there shall not have occurred a Material Adverse Effect; and

(d) The Borrower shall have paid all costs, fees and expenses (including, without limitation, legal fees and expenses in full in cash to the extent due and payable for which the Borrower has received an invoice at least one (1) day prior to the Amendment Effective Date) and other compensation payable to the Agents or the Lender Parties;

SECTION 4.    Representations and Warranties.     Each of the Loan Parties hereby represents and warrants, on and as of the date hereof, that:

(a)        the representations and warranties contained in each Loan Document (including, without limitation, the Amended Credit Agreement) are true and correct in all material respects, only to the extent that such representation and warranty is not otherwise qualified by materiality or Material Adverse Effect on and as of such date, in which case such representation and warranty shall be true and correct in all respects, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to an earlier date, in which case as of such earlier date; and

(b)        as of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing or would result from this Amendment or any transactions contemplated hereby.

SECTION 5.    Affirmation and Consent of Guarantors and Grantors.     Each Guarantor and Grantor hereby consents to the amendments to the Existing Credit Agreement and the Existing Security Agreement effected hereby, and hereby confirms, acknowledges and agrees that, (a) notwithstanding the effectiveness of this Amendment, the obligations of (x) such Guarantor contained in Article VIII of the Amended Credit Agreement or in any other Loan Document to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the Amendment Effective Date, each reference in Article VIII of the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement and (y) such Grantor contained in the Amended Security Agreement or in any other Loan Document to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the Amendment Effective Date, each reference in the Existing Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall mean and be a reference to the Amended Security Agreement, (b) the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents as amended hereby to which it is a party shall continue in full force and effect and (c) such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

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[Dana – Amendment No. 1]

SECTION 6.    Reference to and Effect on the Loan Documents. (a)        Upon and after the effectiveness of this Amendment, each reference in the Existing Credit Agreement and the Existing Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement or the Existing Security Agreement, as applicable, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “the Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement or the Existing Security Agreement, as applicable, shall mean and be a reference to the Amended Credit Agreement or the Amended Security Agreement, as applicable.

(b)        The Existing Credit Agreement, the Amended Credit Agreement, the Existing Security Agreement, the Amended Security Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement, the Amended Security Agreement and the other Loan Documents.

(c)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under the Existing Credit Agreement, the Amended Credit Agreement, the Existing Security Agreement, the Amended Security Agreement or any other Loan Document, nor constitute a waiver of any provision thereof.

SECTION 7.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic communication shall be effective as delivery of an original executed counterpart thereof.

SECTION 8.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[The remainder of this page intentionally left blank.]

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[Dana – Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DANA INCORPORATED, as Borrower

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA LIMITED, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA AUTOMOTIVE SYSTEMS GROUP, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA DRIVESHAFT PRODUCTS, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA DRIVESHAFT MANUFACTURING, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

[Dana – Amendment No. 1]

DANA LIGHT AXLE PRODUCTS, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA LIGHT AXLE MANUFACTURING, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA SEALING PRODUCTS, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA SEALING MANUFACTURING, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA STRUCTURAL PRODUCTS, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA STRUCTURAL MANUFACTURING, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

[Dana – Amendment No. 1]

DANA THERMAL PRODUCTS, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA HEAVY VEHICLE SYSTEMS GROUP, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA COMMERCIAL VEHICLE PRODUCTS, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA COMMERCIAL VEHICLE MANUFACTURING, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

SPICER HEAVY AXLE & BRAKE, INC., as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA OFF HIGHWAY PRODUCTS, LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

[Dana – Amendment No. 1]

DANA WORLD TRADE CORPORATION, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA AUTOMOTIVE AFTERMARKET, INC., as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA GLOBAL PRODUCTS, INC., as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA RUSSIA HOLDINGS, INC., as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

DANA EMPLOYMENT, INC., as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

WARREN MANUFACTURING LLC, as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

[Dana – Amendment No. 1]

DANA FINANCIAL SERVICES US CORP., as a Guarantor

By:	/s/ Timothy R. Kraus
Name: Timothy R. Kraus
Title: Treasurer

[Dana – Amendment No. 1]

CITIBANK, N.A., as Administrative Agent, Collateral Agent, Issuing Bank and a Lender

By:	/s/ David Tuder
Name: David Tuder
Title: Vice President

[Dana – Amendment No. 1]

CITIBANK, N.A., as New Term Lender

By:	/s/ Timothy C. Jones
Name: Timothy C. Jones
Title: Vice-President

[Dana – Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Issuing Bank and Lender

By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

[Dana – Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as New Term Lender

By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

[Dana – Amendment No. 1]

BANK OF AMERICA, N.A., as Issuing Bank and Lender

By:	/s/ Brian Lukehart
Name: Brian Lukehart
Title: Director

[Dana – Amendment No. 1]

BANK OF AMERICA, N.A., as New Term Lender

By:	/s/ Brian Lukehart
Name: Brian Lukehart
Title: Director

[Dana – Amendment No. 1]

GOLDMAN SACHS BANK USA, as Issuing Bank and Lender

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Dana – Amendment No. 1]

GOLDMAN SACHS LENDING
PARTNERS LLC, as Issuing Bank,
New Term Lender and New Revolving
Lender

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Dana – Amendment No. 1]

BARCLAYS BANK PLC, as Lender

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

[Dana – Amendment No. 1]

BARCLAYS BANK PLC, as New Term Lender

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

[Dana – Amendment No. 1]

ROYAL BANK OF CANADA, as Lender

By:	/s/ Edward D. Herko
Name: Edward D. Herko
Title: Authorized Signatory

[Dana – Amendment No. 1]

ROYAL BANK OF CANADA, as New Term Lender

By:	/s/ Edward D. Herko
Name: Edward D. Herko
Title: Authorized Signatory

[Dana – Amendment No. 1]

UBS AG, Stamford Branch, as Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Dana – Amendment No. 1]

UBS AG, Stamford Branch, as New Term Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Dana – Amendment No. 1]

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH, as New Term
Lender and New Revolving Lender

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By:	/s/ Tino Schaufelberger
Name: Tino Schaufelberger
Title: Authorized Signatory

[Dana – Amendment No. 1]

CITIZENS BANK, N.A., as Lender

By:	/s/ Jennifer Pugliano
Name: Jennifer Pugliano
Title: Vice-President

[Dana – Amendment No. 1]

CITIZENS BANK, N.A., as New Term Lender

By:	/s/ Jennifer Pugliano
Name: Jennifer Pugliano
Title: Vice-President

[Dana – Amendment No. 1]

BMO HARRIS BANK, N.A., as New Term Lender and New Revolving Lender

By:	/s/ Joshua Hovermale
Name: Joshua Hovermale
Title: Director

[Dana – Amendment No. 1]

FIFTH THIRD BANK, as New Term Lender and New Revolving Lender

By:	/s/ Mike Gifford
Name: Mike Gifford
Title: Director

[Dana – Amendment No. 1]

EXHIBIT A

Amended Credit Agreement

[Attached.]

Exhibit A

EXHIBIT A TO

AMENDMENT NO. 1

$875,000,000

CREDIT

AND GUARANTY AGREEMENT

Dated as of August 17, 2017

among

DANA INCORPORATED,

as Borrower

and

THE GUARANTORS PARTY HERETO

and

CITIBANK, N.A.,

as Administrative Agent and Collateral Agent

and

CITIBANK, N.A., GOLDMAN SACHS BANK USA, BANK OF AMERICA, N.A., JPMORGAN

CHASE BANK, N.A. and GOLDMAN SACHS LENDING PARTNERS LLC,

as Issuing Banks

and

THE LENDERS PARTY HERETO

CITIGROUP GLOBAL MARKETS INC.,

JPMORGAN CHASE BANK, N.A.,

BANK OF AMERICA, N.A.,

GOLDMAN SACHS BANK USA, and

BARCLAYS BANK PLC,

as Joint Lead Arrangers

and

Joint Bookrunners

JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A. and

GOLDMAN SACHS BANK USA,

as Syndication Agents

and

ROYAL BANK OF CANADA, UBS SECURITIES LLC, CREDIT SUISSE SECURITIES (USA) LLC,

CITIZENS BANK N.A., BMO CAPITAL MARKETS and FIFTH THIRD BANK,

as Documentation Agents

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01	Certain Defined Terms	1
Section 1.02	Computation of Time Periods	43
Section 1.03	Accounting Terms and Financial Determinations	43
Section 1.04	Terms Generally	44

ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT

i

SCHEDULES

Schedule I	-	Commitments and Applicable Lending Offices
Schedule II	-	Affiliated Transactions
Schedule III	-	Agreements with Negative Pledge Clauses
Schedule 1.01(a)	-	Existing Letters of Credit
Schedule 1.01(b)	-	Surviving Debt
Schedule 4.01	-	Equity Investments; Subsidiaries
Schedule 4.01(j)	-	Disclosures
Schedule 5.02(a)	-	Existing Liens
Schedule 5.02(e)	-	Existing Investments

EXHIBITS

Exhibit A-1	-	Form of Revolving Credit Note
Exhibit A-2	-	Form of Term Note
Exhibit B	-	Form of Notice of Borrowing
Exhibit C	-	Form of Assignment and Acceptance
Exhibit D-1	-	Form of Opinion of Paul, Weiss, Rifkind, Wharton & Garrison, LLP
Exhibit D-2	-	Form of Opinion of Shumaker, Loop & Kendrick, LLP
Exhibit E	-	Form of Tax Compliance Certificates
Exhibit F	-	Form of Compliance Certificate
Exhibit G	-	Form of Security Agreement
Exhibit H	-	Form of Guaranty Supplement
Exhibit I	-	Form of Solvency Certificate

CREDIT AND GUARANTY AGREEMENT

CREDIT AND GUARANTY AGREEMENT (this “Agreement”) dated as of August 17, 2017 among DANA INCORPORATED (formerly known as Dana Holding Corporation), a Delaware corporation (the “Borrower”), and each of the direct and indirect subsidiaries of the Borrower signatory hereto (each, a “Guarantor”, and, collectively, together with any person that becomes a Guarantor hereunder pursuant to Section 8.05, the “Guarantors”), the banks, financial institutions and other institutional lenders party hereto (each, a “Lender”, and collectively with any other person that becomes a Lender hereunder pursuant to Section 9.07 or to Amendment No. 1 (as defined below), the “Lenders”), CITIBANK, N.A. (“CITI”), as administrative agent (or any successor appointed pursuant to Article VII, the “Administrative Agent”) for the Lender Parties and the other Secured Parties (each as hereinafter defined), CITI, as collateral agent (or any successor appointed pursuant to Article VII, the “Collateral Agent”) for the Lender Parties and the other Secured Parties, CITIGROUP GLOBAL MARKETS INC. (“CGMI”), JPMORGAN CHASE BANK, N.A. (“JPM”), BANK OF AMERICA, N.A. (“BofA”), GOLDMAN SACHS BANK USA (“GS”) and BARCLAYS BANK PLC (“Barclays”) as joint lead arrangers and joint bookrunners (the “Joint Lead Arrangers”), JPM, BofA and GS, as syndication agents (the “Syndication Agents”), ROYAL BANK OF CANADA (“Royal Bank”), UBS SECURITIES LLC (“UBS”), CREDIT SUISSE SECURITIES (USA) LLC (“CS”), CITIZENS BANK N.A. (“Citizens”), BMO CAPITAL MARKETS (“BMO”) and FIFTH THIRD BANK (“FTB”), as documentation agents (the “Documentation Agents”).

PRELIMINARY STATEMENT

The Borrower has requested that the Lender Parties provide, and the Lender Parties have agreed to provide, the senior secured facilities described herein, the proceeds of which shall be used as provided in Section 5.01(h).

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01    Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“2021 Senior Notes” means the $450,000,000 aggregate principal amount of 5.375% Senior Notes issued by Dana Incorporated due 2021.

“2025 Senior Notes” means $400,000,000 aggregate principal amount of 5.750% Senior Notes due 2025 to be issued by Dana Financing Luxembourg S.á.r.l. pursuant to that certain Indenture to be dated as of April 14, 2017.

“ACH” means automated clearinghouse transfers.

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (i) the acquisition of all or substantially all of the assets of any Person, or any business or division of any Person, (ii) the acquisition or ownership of in excess of 50% of the

Dana

Revolving Credit and Guaranty Agreement

Capital Stock in any Person, or (iii) the acquisition of another Person by a merger, consolidation, amalgamation or any other combination with such Person.

“Activities” has the meaning specified in Section 7.08.

“Additional Lender” has the meaning specified in Section 2.18.

“Adjustment Date” has the meaning specified in the definition of “Applicable Margin”.

“Administrative Agent” has the meaning specified in the recital of parties to this Agreement.

“Administrative Agent’s Account” means the account of the Administrative Agent maintained by the Administrative Agent with CITI and identified to the Borrower and the Lender Parties from time to time.

“Advance” means a Revolving Credit Advance, a Swing Line Advance, a Letter of Credit Advance, a Term Advance, an Incremental Revolving Advance or an Incremental Term Advance, as applicable.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Affiliated Lender” has the meaning specified in the definition of “Eligible Assignee”.

“Agent Parties” has the meaning specified in Section 9.02(c).

“Agent-Related Persons” means, the Agents, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Agents and Affiliates.

“Agents” means the Administrative Agent, the Collateral Agent, the Syndication Agents, the Documentation Agents and the Joint Lead Arrangers.

“Agent’s Group” has the meaning specified in Section 7.08.

“Agreement Value” means, for each Hedge Agreement, on any date of determination, an amount equal to: (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the “Master Agreement”), the amount, if any, that would be payable by any Loan Party or any of its Restricted Subsidiaries to its counterparty to such Hedge Agreement, as if (i) such Hedge Agreement was being terminated early on such date of determination, (ii) such Loan Party or Restricted Subsidiary was the sole “Affected Party,” and (iii) the Administrative Agent was the sole party determining such payment amount (with the Administrative Agent making such determination pursuant to the provisions of the form of Master Agreement); (b) in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the amount, if any, that would be payable by the Loan Party or Restricted Subsidiary of a Loan Party to its counterparty to such Hedge Agreement based on the settlement price of such Hedge Agreement on such date of determination; or (c) in all other cases, the

Dana

Credit and Guaranty Agreement

mark-to-market value of such Hedge Agreement, which will be the unrealized loss or gain on such Hedge Agreement to the Loan Party or Restricted Subsidiary of a Loan Party to such Hedge Agreement determined as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party or Restricted Subsidiary exceeds (ii) the present value of the future cash flows to be received by such Loan Party or Restricted Subsidiary pursuant to such Hedge Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meanings set forth in the above described Master Agreement.

“Amendment No. 1” means that certain Amendment No. 1 to Revolving Credit and Guaranty Agreement and Amendment No. 1 to the Revolving Security Agreement, dated as of August 17, 2017, by and among the Loan Parties, the Lender Parties party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” means the Amendment Effective Date (as defined in Amendment No 1).

“Applicable Lending Office” means, with respect to each Lender Party, such Lender Party’s Domestic Lending Office in the case of a Base Rate Advance and such Lender Party’s Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

“Applicable Margin” means (a) initially (i) 1.75% per annum in the case of Eurodollar Rate Advances and (ii) 0.75% per annum in the case of Base Rate Advances and (b) following the end of the first full fiscal quarter after the Closing Date, the rate per annum as determined pursuant to the pricing grid below based upon the Total Net Leverage Ratio for the most recently ended Fiscal Quarter immediately preceding such Adjustment Date:

Total Net Leverage Ratio	Applicable Margin for Eurodollar Advances	Applicable Margin for Base Rate Advances	Commitment Fee
≤ 1.00:1.00	1.50%	0.50%	0.25%
> 1.00:1.00 and ≤ 2.00:1.00	1.75%	0.75%	0.375%
> 2.00:1.00	2.00%	1.00%	0.50%

Any change in the Applicable Margin resulting from changes in the Total Net Leverage Ratio shall become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which the last Compliance Certificate of any Fiscal Quarter is delivered to the Lenders pursuant to Section 5.03(e) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any such Compliance Certificate is not delivered within the time period specified in Section 5.03(e), then, until the date that is three Business Days after the date on which such Compliance Certificate is delivered, the highest rate set forth in each column of the above pricing grid shall apply.

In the event that at any time after the end of a Fiscal Quarter it is discovered that the Total Net Leverage Ratio for such Fiscal Quarter used for the determination of the Applicable Margin was greater than the actual Total Net Leverage Ratio for such Fiscal Quarter, the Applicable Margin for such prior Fiscal Quarter shall be adjusted to the applicable percentage based on such actual average Total Net Leverage Ratio for such Fiscal Quarter and any additional interest for the applicable period payable

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as a result of such recalculation shall be due and payable on the next date in which interest or fees are due and payable to Lender Parties.

“Appropriate Lender” means, at any time, with respect to (a) the Term Facility, a Lender that has a Commitment or Advance outstanding, in each case with respect to or under such Facility at such time, (b) the Revolving Credit Facility, a Lender that has a Commitment or Advances outstanding, in each case with respect to or under such Facility at such time, (c) the Letter of Credit Sublimit, (i) any Issuing Bank and (ii) if the Revolving Credit Lenders have made Letter of Credit Advances pursuant to Section 2.03(c) that are outstanding at such time, each such Revolving Credit Lender and (d) the Swing Line Facility, (i) the Swing Line Lender and (ii) if the Revolving Credit Lenders have made Swing Line Advances pursuant to Section 2.02(b) that are outstanding at such time, each Revolving Credit Lender.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Sale” means any sale, lease, transfer or other disposition of property or series of related sales, leases, transfers or other dispositions of property, in each case, constituting Collateral by the Borrower and its Subsidiaries pursuant to clauses (iv) or (xi) of Section 5.02(f) that yields Net Cash Proceeds to the Borrower and its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $25,000,000 (provided that the aggregate amount of all net cash proceeds excluded from the definition of “Asset Sale” pursuant to the foregoing threshold shall not exceed an aggregate amount of $75,000,000 in any Fiscal Year).

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit C hereto.

“Available Amount” of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing). For all purposes of this Agreement, if on any date of determination a Letter of Credit issued subject to ISP98 has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or 3.14 of ISP98, then the “Available Amount” of such Letter of Credit shall be deemed to be the amount so remaining available to be drawn.

“Available Amount Basket” means, at any time, an amount equal to, without duplication, the sum of:

(i)         $300,000,000, plus

(ii)       50% of the cumulative Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the Borrower earned during the period beginning on the first day of the fiscal quarter commencing on July 1, 2013 and through the end of the most recent fiscal quarter for which financial statements are available prior to the date such Restricted Payment occurs (the “Reference Date”); plus

(iii)      the aggregate proceeds (including cash and the fair market value (as determined in good faith by the Borrower) of property or assets other than cash) received by the Borrower from any Person (other than a Subsidiary of the Borrower) since the Closing Date as a contribution to its common equity capital or from the issuance and sale of Qualified

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Capital Stock of the Borrower or from the issuance of Debt of the Borrower subsequent to the Closing Date that has been converted into or exchanged for Qualified Capital Stock of the Borrower on or prior to the Reference Date; plus

(iv)       the net proceeds received by the Borrower or any Restricted Subsidiary since the Closing Date in connection with the disposition to any Person (other than the Borrower or any Restricted Subsidiary) of any Investment made pursuant to Section 5.02(e)(xvii); plus

(v)        an amount equal to any returns (including dividends, interest, distributions, return of principal, profits on sale, repayments, income and similar amounts) actually received by the Borrower or any Restricted Subsidiary in respect of Investments made pursuant to Section 5.02(e)(xvii); plus

(vi)        an amount equal to the aggregate amount received by the Borrower or any Restricted Subsidiary in cash (and the fair market value (as determined in good faith by the Borrower) of property other than cash received by the Borrower or any Restricted Subsidiary after the Closing Date from (A) the sale (other than to the Borrower or any Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary or (B) any dividend of other distribution by an Unrestricted Subsidiary; plus

(vii)      in the event any Unrestricted Subsidiary has been redesignated as a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys its assets to, or is liquidated into, the Borrower or any Restricted Subsidiary, the fair market value (as determined in good faith by the Borrower) of the Investments of the Borrower or any Subsidiary in such Unrestricted Subsidiary at the time of such redesignation, combination or transfer (or of the assets transferred or conveyed, as applicable); minus

(viii)     any amounts thereof used to make Investments pursuant to Section 5.02(e)(xvii) prior to such time; minus

(ix)       the cumulative amount of Restricted Payments made pursuant to Section 5.02(c)(iii) prior to such time; minus

(x)        any amount thereof used to make payments or distributions in respect of Subordinated Debt pursuant to Section 5.02(l)(i)(E) prior to such time.

“Available Incremental Amount” has the meaning specified in Section 2.18.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

“Barclays” has the meaning specified in the preamble hereto.

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“Base Rate” means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of (a) the rate of interest announced publicly by CITI in New York, New York, from time to time, as Citibank N.A.’s base rate; (b) the ICE Benchmark Administration Settlement Rate (or the successor thereto if the ICE Benchmark Administration is no longer making such rates available) applicable to Dollars for a period of one month (“One Month LIBOR”) plus 1.00% (for the avoidance of doubt, the One Month LIBOR for any day shall be based on the rate appearing on Reuters LIBOR01 Page (or other commercially available source providing such quotations as designated by the Administrative Agent from time to time) at approximately 11:00 a.m. London time on such day); provided that, if One Month LIBOR shall be less than zero, such rate shall be deemed zero for purposes of this Agreement; and (c)  1⁄2 of 1% per annum above the Federal Funds Rate.

“Base Rate Advance” means an Advance that bears interest as provided in Section 2.07(a)(i).

“BMO” has the meaning specified in the preamble hereto.

“Board of Directors” means, as to any Person, the board of directors of such Person or any duly authorized committee thereof.

“BofA” has the meaning specified in the preamble hereto.

“Borrower” has the meaning specified in the recital of parties to this Agreement.

“Borrower’s Account” means the account of the Borrower maintained by the Borrower and specified in writing to the Administrative Agent from time to time.

“Borrowing” means a borrowing consisting of simultaneous Advances of the same Type made by the Appropriate Lenders.

“Building” means a structure with at least two walls and a roof.

“Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases. For the avoidance of doubt, any obligation of a Person under a lease (whether existing as of the Closing Date or entered into in the future) that is not (or would not be) required to be classified and accounted for as a Capitalized Lease on a balance sheet of such Person under GAAP as in effect as of the Closing Date shall not be deemed a Capitalized Lease as a result of the adoption of changes in or changes in the application of GAAP after the Closing Date.

“Capital Stock” means (1) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common Stock and preferred stock of such Person, and (2) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

“Cash Equivalents” means (1) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith

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and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (2) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s; (3) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-2 from S&P or at least P-2 from Moody’s; (4) demand and time deposit accounts, certificates of deposit or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250.0 million; (5) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (1) above entered into with any bank meeting the qualifications specified in clause (4) above; (6) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (1) through (5) above; (7) investments in money market funds subject to the risk limiting conditions of Rule 2a-7 or any successor rule of the Commission under the Investment Company Act of 1940, as amended; and (8) solely in respect of the ordinary course cash management activities of the Foreign Subsidiaries, equivalents of the investments described in clause (1) above to the extent guaranteed by any member state of the European Union or the country in which the Foreign Subsidiary operates and equivalents of the investments described in clause (4) above issued, accepted or offered by any commercial bank organized under the laws of a member state of the European Union or the jurisdiction of organization of the applicable Foreign Subsidiary having at the date of acquisition thereof combined capital and surplus of not less than $250.0 million.

“Cash Management Bank” means, as of the date any such arrangement or agreement is entered into (including, without limitation, any such arrangement or agreement entered into prior to the Closing Date), any Lender Party or an Affiliate of a Lender Party in its capacity as a party to documentation in respect of Cash Management Obligations.

“Cash Management Obligations” means all Obligations of any Loan Party owing to a Lender Party (or a banking Affiliate of a Lender Party) in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any ACH transfers of funds.

“Cash Pooling Arrangements” means the cash pooling and setting off arrangements entered into by the Borrower and Dana Limited pursuant to that certain Cash Pooling Agreement dated as of October 29, 2010 among the Borrower, Dana Limited and Bank Mendes Gans N.V., as amended, restated, or otherwise modified from time to time, or any replacement of any of the foregoing or any cash pooling arrangements for the same or substantially similar purposes, in each case on terms no less favorable in any material respect to the Lenders than the terms in respect of the Cash Pooling Arrangements in effect on the date hereof.

“CGMI” has the meaning specified in the recital of parties to this Agreement.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any written request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, however, for the purposes of this Agreement: (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests,

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rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued but only to the extent a Lender is imposing applicable increased costs or costs in connection with capital adequacy or liquidity requirements similar to those described in clauses (a) and (b) of Section 2.10 generally on other similarly situated borrowers of loans under comparable United States of America cash flow revolving credit facilities.

“Change of Control” means and shall be deemed to have occurred upon the occurrence of any of the following events: (i) any Person or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, and regulations promulgated thereunder), shall become the beneficial owner, directly or indirectly, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock in the Borrower, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Borrower to any Person or “group” after the Closing Date or (iii) the approval by the holders of Capital Stock of the Borrower of any plan or proposal for the liquidation or dissolution of the Borrower (whether or not otherwise in compliance with the provisions of this Agreement).

“CITI” has the meaning specified in the recital of parties to this Agreement.

“Citizens” has the meaning specified in the preamble hereto.

“Closing Date” means June 6, 2016.

“Collateral” means all “Collateral” referred to in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of the Administrative Agent or the Collateral Agent for the benefit of the Secured Parties.

“Collateral Agent” has the meaning specified in the recital of parties to this Agreement.

“Collateral Documents” means, collectively, the Security Agreement, any Mortgages and any other agreement that creates or purports to create a Lien in favor of the Administrative Agent or the Collateral Agent for the benefit of the Secured Parties.

“Commitment” means a Revolving Credit Commitment, a Swing Line Commitment, a Letter of Credit Commitment, a Term Commitment, a commitment in respect of an Incremental Revolving Facility or a commitment in respect of an Incremental Term Facility, as applicable.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” has the meaning specified in Section 9.02(b).

“Compliance Certificate” has the meaning specified in Section 5.03(e).

“Confidential Information” means any and all material non-public information delivered or made available by any Loan Party or any Subsidiary of a Loan Party relating to any Loan Party or any Subsidiary thereof or their respective businesses, other than any such information that is or has been made available publicly by a Loan Party or any Subsidiary thereof.

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“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated” refers to the consolidation of accounts in accordance with GAAP.

“Consolidated EBITDA” means, with respect to the Borrower, for any period, the sum (without duplication) of: (1) Consolidated Net Income; and (2) to the extent Consolidated Net Income has been reduced thereby: (A) all Taxes of the Borrower and the Restricted Subsidiaries expensed or accrued in accordance with GAAP for such period; (B) Consolidated Fixed Charges; (C) Consolidated Non-cash Charges; (D) any expenses or charges related to any issuance of Capital Stock, Investment, acquisition or disposition of division or line of business, recapitalization or the incurrence or repayment of Debt permitted to be incurred hereunder (whether or not successful), (E) expected cost savings (including sourcing), operating expense reductions, operating improvements and synergies (net of actual amounts realized) that are reasonably identifiable and factually supportable (in the good faith determination of the Borrower) related to (1) the Transactions and (2) after the Closing Date, permitted asset sales, acquisitions, Investments, dispositions, operating improvements, restructurings, cost savings initiatives and certain other initiatives and/or specified transactions; provided that in each case (x) such actions have been taken or are to be taken within twenty-four (24) months after the date of determination to take such action, (y) any such amounts added pursuant to this clause (E) does not exceed in the aggregate 20% of Consolidated EBITDA for any applicable four Fiscal Quarter period and (z) no such amounts added pursuant to this clause (E) shall be duplicative of any other charges or expenses added pursuant to another clause in this definition, (F) the amount of any loss attributable to a New Project, until the date that is twelve months after the date of completing the construction, acquisition, assembling or creation of such New Project, as the case may be; provided, that (x) such losses are reasonably identifiable and factually supportable and certified by a Responsible Officer of the Borrower and (y) losses attributable to such New Project after twelve months from the date of completing such construction, acquisition, assembling or creation, as the case may be, shall not be included in this clause (F) and (G) with respect to any joint venture that is not a Subsidiary and solely to the extent relating to any net income referred to in clause (5) or (14) of the definition of “Consolidated Net Income”, an amount equal to the proportion of those items described in clauses (A) and (B) above relating to such joint venture corresponding to the Borrower’s and the Subsidiaries’ proportionate share of such joint venture’s Consolidated Net Income (determined as if such joint venture were a Subsidiary); less any non-cash items increasing Consolidated Net Income for such period, all as determined on a consolidated basis for the Borrower and the Restricted Subsidiaries in accordance with GAAP.

“Consolidated First Lien Debt” means, as of any date of determination, the aggregate principal amount of Consolidated Total Debt at such date which is secured by a Lien on assets constituting Collateral that is pari passu with the Lien securing the Revolving Credit Facility and Term Facility.

“Consolidated Fixed Charges” means, with respect to the Borrower for any period, the sum, without duplication, of (1) Consolidated Interest Expense, plus (2) the product of (x) the amount of all dividend payments on any series of preferred stock of the Borrower or any Restricted Subsidiary paid, accrued and/or scheduled to be paid or accrued during such period (other than dividends paid in Qualified Capital Stock of the Borrower or paid to the Borrower or to a Restricted Subsidiary) multiplied by (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated U.S. federal, state and local income tax rate of the Borrower, expressed as a decimal.

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“Consolidated Interest Expense” means, with respect to the Borrower and its Restricted Subsidiaries for any period, total interest expense (including that attributable to Capitalized Leases in accordance with GAAP) with respect to all outstanding Debt, including, without limitation, the Obligations owed with respect thereto, including capitalized interests, amortization or write-down of any deferred financing fees or amortization of original issue discount of any Debt, and to the extent not included in the foregoing, net losses relating to sales of accounts receivable pursuant to a Qualified Receivables Transaction, all as determined on a Consolidated basis in accordance with GAAP. For purposes of the foregoing, interest expense of the Borrower and its Restricted Subsidiaries shall be determined after giving effect to any net payments made or received by the Borrower and its Restricted Subsidiaries with respect to interest rate Hedge Agreements. For the purpose of calculating “Consolidated Interest Expense” over any period of four consecutive Fiscal Quarters ended during the first three full Fiscal Quarters following the Closing Date, amounts under this definition shall be determined as if the pricing, fees and other amounts payable under the Existing Credit Agreement during such period would have been determined based on the corresponding pricing, fees and other amounts payable under this Agreement.

“Consolidated Net Income” means with respect to the Borrower, for any period, the aggregate net income (or loss) of the Borrower and the Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded therefrom (1) after-tax gains and losses from Asset Sales or abandonments or reserves relating thereto or from the extinguishment of any Debt of the Borrower or any Restricted Subsidiary; (2) unusual, transactional, extraordinary or non-recurring gains or losses (determined on an after-tax basis and less any fees, expenses or charges related thereto); (3) any non-cash compensation expense incurred for grants and issuances of stock appreciation or similar rights, stock options, restricted shares or other rights to officers, directors and employees of the Borrower and its Restricted Subsidiaries (including any such grant or issuance to a 401(k) plan or other retirement benefit plan); (4) the net income (but not loss) of any Restricted Subsidiary to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is restricted by a contract, operation of law or otherwise; (5) the net income (loss) of any Person, other than a Restricted Subsidiary, except to the extent of cash dividends or distributions paid to the Borrower or to a Restricted Subsidiary by such Person; (6) the net income (loss) of any Person acquired during the specified period for any period, prior to the date of such acquisition will be excluded for purposes of Restricted Payments only; (7) after-tax income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued) from and after the date that such operation is classified as discontinued; (8) write-downs resulting from the impairment of intangible assets and any other non-cash amortization or impairment expenses; (9) cash restructuring or integration expenses (including any severance expenses, relocation expenses, curtailments or modifications to pension and post-retirement employee benefit plans, any expenses related to any reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternate uses and fees, expenses or charges relating to facilities closing costs, acquisition integration costs, facilities opening costs, business optimization costs, signing, retention or completion bonuses) in an amount not to exceed the greater of $75,000,000 and 5.0% of Consolidated EBITDA per fiscal year, plus, to the extent that any amount permitted to be included in a prior year pursuant to this clause (9) is not utilized, such unutilized amount may be carried forward for use in only the next succeeding year; (10) the amount of amortization or write-off of deferred financing costs and debt issuance costs of the Borrower and its Restricted Subsidiaries during such period and any premium or penalty paid in connection with redeeming or retiring Debt of the Borrower and its Restricted Subsidiaries prior to the stated maturity thereof pursuant to the agreements governing such Debt; (11) minority interest expenses; (12) losses or expenses or income or gain associated with the Agreement Value of Hedge Agreements, (13) non-cash currency losses or gains on intercompany loans or advances, (14) losses or earnings of Persons accounted for on an equity basis,

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except to the extent of cash dividends or distributions paid to the Borrower or to a Restricted Subsidiary by such Person (15) any costs or expenses incurred in connection with the Transactions, (16) the amount of loss or discount in connection with a Qualified Receivables Transaction, and (17) the cumulative effect of a change in accounting principles.

“Consolidated Non-cash Charges” means, with respect to the Borrower, for any period, the aggregate depreciation, amortization and other non-cash expenses of the Borrower and the Restricted Subsidiaries reducing Consolidated Net Income of the Company for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charge which requires an accrual of or a reserve for cash payments for any future period).

“Consolidated Senior Secured Debt” means as of any date of determination, the aggregate principal amount of Consolidated Total Debt at such date which is secured by a Lien on any of the assets of the Borrower or any of its Restricted Subsidiaries constituting Collateral.

“Consolidated Total Debt” means, at any date of determination, the aggregate principal amount of all Funded Debt of the Borrower and its Restricted Subsidiaries at such date (net of unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries), determined on a consolidated basis.

“Conversion”, “Convert” and “Converted” each refers to the conversion of Advances from one Type to Advances of the other Type.

“Credit Card Program” means the Citibank Commercial Card Agreement, dated as of November 30, 2012 by and between Citibank, N.A. and the Borrower, as amended, restated, or otherwise modified from time to time, or any replacement of any of the foregoing or any additional credit card programs for the same or substantially similar purposes.

“CS” has the meaning specified in the preamble hereto.

“DCC” means Dana Credit Corporation, a Delaware corporation.

“DCC Entity” means DCC or any of its Subsidiaries.

“Debt” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all indebtedness of such Person for the deferred purchase price of property or services, (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under Capitalized Leases, (f) all reimbursement obligations, whether contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all mandatory obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in cash in respect of any Disqualified Capital Stock in such Person or any other Person or any warrants, rights or options to acquire such Disqualified Capital Stock, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all obligations of such Person in respect of Hedge Agreements, valued at the Agreement Value thereof, (i) all Guarantee Obligations of such Person, and (j) all indebtedness and other payment Obligations referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such

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Person has not assumed or become liable for the payment of such indebtedness or other payment Obligations. The amount of any Debt related to clause (j) above shall be deemed to be equal to the lesser of (a) the amount of such Debt so secured or (b) the fair market value of the property subject to such Lien; provided that Debt shall not include accrued expenses, trade payables and intercompany liabilities incurred in the ordinary course of such Person’s business, or earn-out obligations until such obligations become a liability on the balance sheet of such person in accordance with GAAP.

“Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

“Defaulted Advance” means, with respect to any Lender at any time, the portion of any Advance required to be made by such Lender to the Borrower pursuant to Section 2.01, 2.02, 2.18 or 2.20 at or prior to such time which has not been made by such Lender or by the Administrative Agent for the account of such Lender pursuant to Section 2.02(e) as of such time. In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.15(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

“Defaulted Amount” means, with respect to any Lender Party at any time, any amount required to be paid by such Lender Party to the Administrative Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, any amount required to be paid by such Lender Party to or for the account of (a) the Swing Line Lender pursuant to Section 2.02(b) to purchase a portion of the Swing Line Advance made by the Swing Line Lender, (b) any Issuing Bank pursuant to Section 2.03(c) or (d), (c) the Administrative Agent pursuant to Section 2.02(e) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender Party, (d) any other Lender Party pursuant to Section 2.13 to purchase any participation in Advances owing to such other Lender Party and (e) the Administrative Agent or any Issuing Bank pursuant to Section 7.07 to reimburse the Administrative Agent or such Issuing Bank for such Lender Party’s ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent or such Issuing Bank as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.15(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

“Defaulting Lender” means, at any time, any Lender Party that, at such time, has (a) failed to fund any Defaulted Advance or Defaulted Amount within one Business Day following the date required to be funded by it hereunder, unless such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such writing) has not been satisfied, (b) notified the Borrower, the Administrative Agent or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to that effect (unless such public statement or writing states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with the applicable default, if any, shall be specifically identified in such

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writing) cannot be satisfied) or under other agreements in which it commits to extend credit, (c) become the subject of a Bail-In Action or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

“Disqualified Capital Stock” means that portion of any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is mandatorily exchangeable for Indebtedness, or is redeemable or exchangeable for Indebtedness, at the sole option of the holder thereof on or prior to the Latest Maturity Date; provided that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Capital Stock upon the occurrence of a change of control or a sale of all or substantially all the assets of the Loan Parties shall not constitute Disqualified Capital Stock.

“Disqualified Lenders” means (i) those financial institutions or other entities designated by the Borrower in writing to the Administrative Agent on the Closing Date and (ii) those competitors of the Borrower designated by the Borrower in writing to the Administrative Agent on the Closing Date, as such list of competitors described in this clause (ii) may be updated by the Borrower from time to time, any such update to be provided to the Lenders and to become effective two Business Days after notice thereof; provided, that no designation of any Person as a Disqualified Lender shall retroactively disqualify any assignments or participations made to, or information provided to, such Person before it was designated as a Disqualified Lender, and such Person shall not be deemed to be a Disqualified Lender in respect of any assignments or participations made to such Person prior to the date of such designation.

“Documentation Agents” has the meaning specified in the recital of parties to this Agreement.

“Dollar” means the lawful currency of the United States.

“Domestic Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “Domestic Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

“Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary.

“Earn-Out Obligations” means purchase price adjustments, earnouts and similar obligations, in each case, with respect to any Permitted Acquisition or other Investment permitted hereunder.

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“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means (A) with respect to the Term Facility or any Incremental Term Facility (i) a Lender Party (which shall not be a Defaulting Lender at such time of assignment); (ii) an Affiliate of a Lender Party; and (iii) an Approved Fund; (B) with respect to the Revolving Credit Facility, (i) a Lender Party in respect of the Revolving Credit Facility (which shall not be a Defaulting Lender at such time of assignment); (ii) an Affiliate of a Lender Party in respect of the Revolving Credit Facility; and (iii) an Approved Fund of a Lender Party in respect of the Revolving Credit Facility and (C) with respect to any Facility, any Person (other than an individual) approved by (x) the Administrative Agent, (y) each Issuing Bank (solely in respect of any revolving Facility) and (z) unless an Event of Default under Section 6.01(a) or (f) has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed) provided that the Borrower’s consent shall be deemed to have been given if the Borrower has not responded within 10 Business Days after written notice by the Administrative Agent or the respective assigning Lender Party; provided, however, that no Loan Party (or any Affiliate of a Loan Party) or any Disqualified Lender shall qualify as an Eligible Assignee under this definition. Notwithstanding the foregoing, assignments to an Affiliate of a Loan Party shall be permitted so long as (A) the aggregate amount of Commitments of such assignee immediately after giving effect to such assignment is less than 25% of the then outstanding aggregate principal amount of Advances and (B) such assignee agrees in writing not to exercise any of the rights and obligations afforded to an Eligible Assignee pursuant to Section 9.01 (any such assignee being referred to herein as an “Affiliated Lender”).

“Environmental Action” means any action, suit, written demand, demand letter, written claim, written notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit, any Hazardous Material, or arising from alleged injury or threat to public or employee health or safety, as such relates to the actual or alleged exposure to Hazardous Material, or to the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

“Environmental Law” means any applicable federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction or decree, or judicial or agency interpretation, relating to pollution or protection of the environment, public or employee health or safety, as such relates to the actual or alleged exposure to Hazardous Material, or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

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“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Internal Revenue Code Section 414(b), (c), (m) or (o).

“ERISA Event” means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043(c) of ERISA, with respect to any ERISA Plan unless the 30 day notice requirement with respect to such event has been waived by the PBGC or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of an ERISA Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such ERISA Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to an ERISA Plan; (c) the provision by the administrator of any ERISA Plan of a notice of intent to terminate such ERISA Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to any ERISA Plan; (g) the adoption of an amendment to an ERISA Plan requiring the provision of security to such ERISA Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate an ERISA Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such ERISA Plan.

“ERISA Plan” means a Single Employer Plan or a Multiple Employer Plan.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Euro” means the single currency of Participating Member States of the European Union.

“Eurodollar Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “Eurodollar Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

“Eurodollar Rate” means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in Dollars for a period equal in length to such Interest Period as displayed on page LIBOR01 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, or any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent (in each case, the “Screen

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Rate”)) at approximately 11:00 A.M., Local Time, two Business Days prior to the beginning of such Interest Period (or, in the case of any determination of Base Rate, on the day of determination. In the event that such rate does not appear on Reuters screen LIBOR01 (or other applicable Reuters screen page) (or otherwise on such screen) for such Interest Period (an “Impacted Interest Period”), then the Eurocurrency Base Rate shall be the Interpolated Rate at such time. “Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which that Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time, provided that if the Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. If the Eurocurrency Base Rate shall be determined to be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Eurodollar Rate Advance” means an Advance that bears interest as provided in Section 2.07(a)(ii).

“Eurodollar Rate Reserve Percentage” for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

“Events of Default” has the meaning specified in Section 6.01.

“Excluded Earn-Out Obligations” means Earn-Out Obligations (a) incurred in connection with any Permitted Acquisition in an amount which, taken together with all existing Earn-Out Obligations, does not exceed 25% of the future Consolidated EBITDA attributable to such acquired Person or Persons determined after giving effect to such Permitted Acquisition and (b) subject to terms pursuant to which payments in respect thereof during the occurrence and continuance of an Event of Default may accrue, but shall not be payable in cash during such period, but may be payable in cash upon the cure or waiver of such Event of Default.

“Excluded Subsidiary” means

(a)        each DCC Entity;

(b)        Dana Companies, LLC and each of its Subsidiaries;

(c)        each Subsidiary that is not a Material Subsidiary;

(d)        each Domestic Subsidiary that is not a wholly owned Subsidiary;

(e)        each Domestic Subsidiary that is prohibited from guaranteeing or granting liens to secure the Obligations under the Loan Documents by any applicable law or that would require the consent, approval, license or authorization of a Governmental Authority to guarantee or grant liens to

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secure the Obligations under the Loan Documents (unless such consent, approval, license or authorization has been received);

(f)        each Domestic Subsidiary that is prohibited by any applicable contractual requirement from guaranteeing or granting liens to secure the Obligations under the Loan Documents on the Closing Date or at the time such Subsidiary becomes a Subsidiary not in violation of Section 5.02(k) (and for so long as such restriction or any replacement or renewal thereof is in effect);

(g)        each Receivables Entity;

(h)        each Foreign Subsidiary;

(i)        each Domestic Subsidiary that (i) is a FSHCO or (ii) that is a Subsidiary of a Foreign Subsidiary;

(j)        each other Domestic Subsidiary with respect to which (x) the Administrative Agent and the Borrower reasonably agree that the cost or other consequences of providing a guarantee of or granting liens to secure the Obligations under the Loan Documents are likely to be excessive in relation to the value to be afforded thereby or (y) providing such a guarantee or granting such liens could reasonably be expected to result in material adverse tax consequences as determined in good faith by the Borrower; and

(k)        each Unrestricted Subsidiary.

“Excluded Swap Obligation” means, with respect to the Borrower or any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of the Borrower or such Guarantor of, or the grant by the Borrower or such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of the Borrower’s or such Guarantor’s failure, as applicable, for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time of the Guaranty of the Borrower or such Guarantor or the grant of such security interest becomes effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or grant of security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Lender Party or Agent or required to be withheld or deducted from a payment to a Lender Party or Agent: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Lender Party or Agent being organized under the laws of, or having its principal office or, in the case of any Lender Party, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender Party, U.S. federal withholding Taxes imposed on, or otherwise with respect to, amounts payable to or for the account of such Lender Party with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender Party acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.17) or (ii) such Lender Party changes its lending office, except in each case to the extent that, pursuant to Section 2.12, amounts with respect to such Taxes were payable either to such Lender Party’s assignor immediately before such Lender Party became a party hereto or to such Lender Party immediately before it changed its lending office, (c) Taxes attributable to such Lender

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Party’s failure to comply with Section 2.12(f), and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” means that certain Second Amended and Restated Revolving Credit and Guaranty Agreement dated as of June 20, 2013, as amended prior to the Closing Date, among Dana Holding Corporation, as borrower, the subsidiaries of the Borrower party thereto as guarantors, CITI, as administrative agent and collateral agent thereunder and the financial institutions party thereto as lenders.

“Existing Facilities” has the meaning specified in Section 2.19.

“Existing Letters of Credit” means each Letter of Credit issued under the Existing Credit Agreement prior to the Closing Date and listed on Schedule 1.01(a), which Letters of Credit are to be migrated from the Existing Credit Agreement to the Revolving Credit Facility and shall be deemed to be obligations of the Borrower.

“Existing Revolving Facility” has the meaning specified in Section 2.19.

“Existing Term Facility” has the meaning specified in Section 2.19.

“Extended Facilities” has the meaning specified in Section 2.19.

“Extended Revolving Facility” has the meaning specified in Section 2.19.

“Extended Term Facility” has the meaning specified in Section 2.19.

“Extending Lenders” has the meaning specified in Section 2.19.

“Extension Amendment” has the meaning specified in Section 2.19.

“Extension Election” has the meaning specified in Section 2.19.

“Extension Request” has the meaning specified in Section 2.19.

“Extension Series” has the meaning specified in Section 2.19.

“Facility” means the Revolving Credit Facility, the Swing Line Facility, the Letter of Credit Sublimit, the Term Facility, any Incremental Facility, any Refinancing Facility or any other credit facility made available to the Borrower pursuant to this Agreement including, without limitation, any Refinancing Facility, as applicable.

“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) all Commitments have terminated, (b) all Obligations have been paid in full (other than obligations under Cash Management Obligations or Secured Hedge Agreements not yet due and payable and contingent indemnification obligations) and (c) all Letters of Credit have terminated or expired (other than Letters of Credit that have been Cash Collateralized pursuant to Section 2.03(g)).

“Fair Market Value” means, with respect to any asset or property, the price which could be negotiated in an arm’s-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair

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Market Value shall be determined by the Board of Directors of the Borrower acting reasonably and in good faith and shall be evidenced by a resolution of the Board of Directors of the Borrower.

“FATCA” means Internal Revenue Code Sections 1471 through 1474, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Internal Revenue Code Section 1471(b)(1) and any intergovernmental agreements (and any related laws or official administrative guidance) implementing the foregoing. For the avoidance of doubt, the term “applicable law” as used in this agreement includes, as applicable, FATCA.

“FEMA” means the Federal Emergency Management Agency.

“FCPA” has the meaning specified in Section 4.01(x).

“Federal Funds Rate” means, for any period, the higher of (a) a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it and (b) the Overnight Bank Funding Rate; provided that if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fee Letter” means (a) the fee letter dated May 20, 2016 among the Borrower and CGMI and (b) the fee letter dated July 21, 2017 among the Borrower and CGMI.

“Financial Covenant” means the covenant set forth in Section 5.04.

“First Lien Net Leverage Ratio” means as of any date of determination, the ratio of (a) Consolidated First Lien Debt on such day to (b) Consolidated EBITDA for the most recently ended four fiscal quarter period for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (c); provided that the First Lien Net Leverage Ratio shall be calculated on a pro forma basis.

“Fiscal Quarter” means any fiscal quarter of any Fiscal Year, which quarter shall end on the last day of each March, June, September and December of such Fiscal Year in accordance with the fiscal accounting calendar of the Borrower and its Subsidiaries.

“Fiscal Year” means a fiscal year of the Borrower and its Subsidiaries ending on December 31.

“Flood Compliance Event” means the occurrence of any of the following: (a) a Flood Redesignation with respect to any Mortgaged Property, (b) any conversion of all or any portion of the Existing Revolving Facility into an Extended Revolving Facility, or all or any part of the Existing Term Facility into an Extended Term Facility pursuant to Section 2.19, (c) the effective date of any Incremental Facility pursuant to Section 2.18, (d) the effectiveness of any Refinancing Facility pursuant to Section 2.20, and (e) the addition of any Special Flood Hazard Property as Collateral pursuant to Section 5.01(i).

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“Flood Hazard Determination” means a “Life-of-Loan” FEMA Standard Flood Hazard Determination obtained by the Administrative Agent.

“Flood Insurance” means (a) federally-backed flood insurance available under the National Flood Insurance Program to owners of real property improvements located in Special Flood Hazard Areas in a community participating in the National Flood Insurance Program or (b) to the extent permitted by the Flood Laws, a private flood insurance policy from a financially sound and reputable insurance company that is not an Affiliate of the Borrower.

“Flood Insurance Requirements” has the meaning assigned to such term in Section 5.01(i).

“Flood Laws” means the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as revised by the National Flood Insurance Reform Act of 1994, and as the same may be further amended, modified or supplemented, and including the regulations issued thereunder.

“Flood Redesignation” means the designation of any Mortgaged Property as a Special Flood Hazard Property where such property was not a Special Flood Hazard Property previous to such designation.

“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

“Foreign Subsidiary” means, at any time, any of the direct or indirect Subsidiaries of the Borrower that are organized outside of the laws of the United States, any state thereof or the District of Columbia at such time.

“FSHCO” means any Domestic Subsidiary the sole assets of which consist of the Capital Stock of any Foreign Subsidiary that is a “controlled foreign corporation” within the meaning of Internal Revenue Code Section 957(a).

“FTB” has the meaning specified in the preamble hereto.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funded Debt” means all Debt for borrowed money (including Debt outstanding under this Agreement), Capitalized Leases and drawn letters of credit, in each case, of the Borrower and its Restricted Subsidiaries.

“GAAP” has the meaning specified in Section 1.03.

“Governmental Authority” shall mean the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

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“Granting Lender” has the meaning specified in Section 9.07(k).

“GS” has the meaning specified in the preamble hereto.

“Guarantee” means, as to any Person, a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner, including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Debt of another Person, but excluding endorsements for collection or deposit in the normal course of business or Standard Receivables Undertakings in a Qualified Receivables Transaction.

“Guarantee Obligation” means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the primary obligation of a primary obligor, (b) the Obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, that “Guarantee Obligation” shall not include endorsement of negotiable instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Guarantee Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

“Guaranteed Obligations” has the meaning specified in Section 8.01.

“Guarantor” has the meaning specified in the recital of parties to this Agreement.

“Guaranty” has the meaning specified in Section 8.01.

“Hazardous Materials” means (a) petroleum or petroleum products, by products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls, mold and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous, toxic or words of similar import under any Environmental Law.

“Hedge Agreements” means interest rate swaps, cap or collar agreements, interest rate forward, future or option contracts, currency swap agreements, currency forward, future or option contracts, commodity swap agreements, commodity forward, future or option contracts and other hedging agreements.

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“Hedge Bank” means, as of the date any Secured Hedge Agreement is entered into (including, without limitation, any Secured Hedge Agreement entered into prior to the Closing Date), any Lender Party or an Affiliate of a Lender Party in its capacity as a party to such Secured Hedge Agreement.

“Honor Date” has the meaning specified in Section 2.03(c).

“ICC” has the meaning specified in Section 2.03(h). “Incremental Amendment” has the meaning specified in Section 2.18.

“Incremental Equivalent Debt” means secured or unsecured bonds, notes or debentures or secured or unsecured loans (and/or commitments in respect thereof) issued or incurred by the Borrower in lieu of Incremental Facilities; provided that (i) the aggregate outstanding principal amount (or committed amount, if applicable) of all Incremental Equivalent Debt, together with the aggregate outstanding principal amount (or committed amount, if applicable) of all Incremental Facilities provided pursuant to Section 2.18, shall not exceed the Available Incremental Amount; (ii) any Incremental Equivalent Debt shall be subject to clauses (b)(i) or (c)(i) (as applicable) of Section 2.18, (iii) any Incremental Equivalent Debt shall (A) rank pari passu or junior with the Revolving Credit Facility and Term Facility in right of payment and (B) be unsecured or secured by the Collateral on either a pari passu or junior basis with the Revolving Credit Facility and Term Facility (and to the extent subordinated in right of payment or security, subject to the Intercreditor Agreement or intercreditor arrangements reasonably satisfactory to the Administrative Agent) and (iv) no Incremental Equivalent Debt may be guaranteed by any Person that is not a Loan Party or secured by any assets other than the Collateral.

“Incremental Facility” has the meaning specified in Section 2.18.

“Incremental Facility Closing Date” has the meaning specified in Section 2.18.

“Incremental Revolving Advance” means any advance made under an Incremental Revolving Facility in accordance with the provisions of Section 2.18.

“Incremental Revolving Facility” has the meaning specified in Section 2.18

“Incremental Revolving Facility Maturity Date” has the meaning assigned to such term in Section 2.18.

“Incremental Term Advance” means any advance made under an Incremental Term Facility in accordance with the provisions of Section 2.18.

“Incremental Term Facility” has the meaning specified in Section 2.18.

“Incremental Term Facility Maturity Date” has the meaning assigned to such term in Section 2.18.

“Indemnified Liabilities” has the meaning specified in Section 9.04(b).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 9.04(b).

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“Informational Website” has the meaning specified in Section 5.03.

“Initial Extension of Credit” means the earlier to occur of the initial Borrowing and the initial issuance of a Letter of Credit hereunder.

“Insufficiency” means, with respect to any ERISA Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

“Intercreditor Agreement” has the meaning specified in Section 5.02(a).

“Interest Period” means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three, six months (or, if consented to by all Lenders, twelve months), as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that (a) the Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance under a Facility that ends after any principal repayment installment date for such Facility unless, after giving effect to such selection, the aggregate principal amount of Base Rate Advances and of Eurodollar Rate Advances having Interest Periods that end on or prior to such principal repayment installment date for such Facility shall be at least equal to the aggregate principal amount of Advances under such Facility due and payable on or prior to such date; (b) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration; (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and (d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“Investment” means, with respect to any Person, any direct or indirect loan or other extension of credit (including, without limitation, a Guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Debt issued by, any other Person. “Investment” shall exclude extensions of trade credit by the Borrower and the Restricted Subsidiaries on commercially reasonable terms in accordance with normal trade practices of the Borrower or such Restricted Subsidiaries, as the case may be. If the Borrower or any Restricted Subsidiary sells or otherwise disposes of any Capital Stock of any Restricted Subsidiary (the “Referent Subsidiary”) such that after giving effect to any such sale or disposition, the Referent Subsidiary shall cease to be a Restricted Subsidiary, the Borrower shall be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Capital Stock of the Referent Subsidiary not sold or disposed of.

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“IRS” means the United States Internal Revenue Service.

“ISP98” means with respect to a Letter of Credit, the International Standby Practices 1998, ICC Publication No. 590, published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuing Bank” means (a) each financial institution listed on the signature pages hereof as an “Issuing Bank”, (b) any other Revolving Credit Lender that agrees to act as an Issuing Bank and is approved by the Administrative Agent and (c) any Eligible Assignee to which a Letter of Credit Commitment hereunder has been assigned pursuant to Section 7.09 or 9.07.

“Joint Lead Arrangers” has the meaning specified in the recital of parties to this Agreement.

“JPM” has the meaning specified in the preamble hereto.

“L/C Cash Collateral Account” means the account established by the Borrower in the name of the Administrative Agent and under the sole and exclusive control of the Administrative Agent that shall be used solely for the purposes set forth herein.

“L/C Obligations” means, as at any date of determination, the aggregate Available Amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all Letter of Credit Advances.

“Latest Maturity Date” means the latest of the Maturity Date for the Revolving Credit Facility, the Maturity Date for the Term Facility, and any Incremental Term Facility Maturity Date or Incremental Revolving Facility Maturity Date applicable to any then existing Incremental Term Advances or Incremental Revolving Advances, as applicable, as of any date of determination.

“Lender Party” means any Lender, any Issuing Bank or the Swing Line Lender.

“Lenders” has the meaning specified in the recital of parties to this Agreement. For purposes of Section 9.01 (and any other provisions requiring the consent or approval of the Lenders set forth herein), the definition of “Lenders” shall exclude Affiliated Lenders.

“Letter of Credit” means any letter of credit issued hereunder and shall include any Existing Letters of Credit.

“Letter of Credit Advance” means an advance made by any Issuing Bank or Revolving Credit Lender pursuant to Section 2.03(c).

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable Issuing Bank.

“Letter of Credit Commitment” means with respect to any Issuing Bank, the amount set forth opposite such Issuing Bank’s name on Schedule I hereto under the caption “Letter of Credit Commitment” or if such Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Issuing Bank’s “Letter of Credit Commitment,” as such amount may be reduced from time to time pursuant to Section 2.05.

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“Letter of Credit Expiration Date” means the day that is five days prior to the Maturity Date then in effect for the Revolving Credit Facility, or such later date as the applicable Issuing Bank may, in its sole discretion, specify.

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) the aggregate amount of the Issuing Banks’ Letter of Credit Commitments at such time and (b) $275,000,000 as such amount may be reduced from time to time pursuant to Section 2.05. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Commitments.

“Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

“Loan Documents” means (i) this Agreement, (ii) Amendment No. 1 (iii) the Notes, if any, (iv) the Collateral Documents, (v) the Fee Letter (vi) solely for purposes of the Collateral Documents and the Guaranty, each Secured Hedge Agreement, and (vii) any other document, agreement or instrument executed and delivered by a Loan Party in connection with the Facilities, in each case as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Loan Parties” means, collectively, the Borrower and the Guarantors.

“Margin Stock” has the meaning specified in Regulation U.

“Material Adverse Change” means any event or occurrence that has resulted in or would reasonably be expected to result in any material adverse change in the business, financial or other condition, operations or properties of the Borrower and its Restricted Subsidiaries, taken as a whole; provided that events, developments and circumstances disclosed in public filings and press releases of the Borrower and any other events of information made available in writing to the Administrative Agent, in each case at least three days prior to the Closing Date, shall not be considered in determining whether a Material Adverse Change has occurred, although subsequent events, developments and circumstances relating thereto may be considered in determining whether or not a Material Adverse Change has occurred.

“Material Adverse Effect” means a material adverse effect on (a) the business, financial or other condition, operations or properties of the Borrower and its Restricted Subsidiaries, taken as a whole, (b) the rights and remedies of the Administrative Agent or any Lender Party under any Loan Document or (c) the ability of any Loan Party to perform its Obligations under any Loan Document to which it is or is to be a party; provided that events, developments and circumstances disclosed in public filings and press releases of the Borrower and any other events of information made available in writing to the Administrative Agent, in each case at least three days prior to the Closing Date, shall not be considered in determining whether a Material Adverse Effect has occurred, although subsequent events, developments and circumstances relating thereto may be considered in determining whether or not a Material Adverse Effect has occurred.

“Material Real Property” means (i) any fee-owned parcel of real property having a net book value in excess of $10,000,000 as of the (x) Closing Date with respect to real property currently owned by the Borrower or a Material Subsidiary or (y) date of acquisition with respect to real property (or an interest in real property) acquired after the Closing Date and (ii) any fee-owned parcel of real property owned by the Borrower or a Material Subsidiary having a net book value of $10,000,000 or less as of the dates specified in clauses (i)(x) or (y) and whose net book value subsequently increases to greater than

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$10,000,000 based on any appraisal obtained by the Borrower or any other Loan Party after the date specified in clauses (i)(x) or (y).

“Material Subsidiary” means, on any date of determination, any Restricted Subsidiary of the Borrower that, on such date, has (i) assets with a book value equal to or in excess of $5,000,000 and (ii) annual net income in excess of $5,000,000 or (iii) liabilities in an aggregate amount equal to or in excess of $5,000,000; provided, however, that in no event shall all Restricted Subsidiaries of the Borrower that are not Material Subsidiaries have (i) in the case of all such Restricted Subsidiaries organized under the laws of a jurisdiction located within the United States (A) assets with an aggregate book value in excess of $5,000,000, (B) aggregate annual net income in excess of $5,000,000 or (C) liabilities in an aggregate amount in excess of $5,000,000 and (ii) in the case of all such Restricted Subsidiaries (A) assets with an aggregate book value in excess of $20,000,000, (B) aggregate annual net income in excess of $20,000,000 or (C) liabilities in an aggregate amount in excess of $20,000,000.

“Maturity Date” means (a) with respect to the Term Facility, the earlier of (x) the date that is five years following the Amendment No. 1 Effective Date and (y) the date on which all Term Advances shall become due and payable in full hereunder, whether by acceleration or otherwise, and (b) with respect to the Revolving Credit Facility, the earlier of (i) five years following the Amendment No. 1 Effective Date and (ii) the date on which all Revolving Credit Advances shall become due and payable in full hereunder, whether by acceleration or otherwise; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Moody’s” means Moody’s Investor Services, Inc.

“Mortgage Policy” has the meaning specified in Section 5.01(i).

“Mortgaged Property” means any Material Real Property that is subject to a Mortgage.

“Mortgages” means each deed of trust, trust deed and mortgage delivered pursuant to Section 5.01(i), in each case as amended, amended and restated, supplemented, spread or otherwise modified from time to time, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which, among other things, a Loan Party owning a Material Real Property grants a Lien on such Material Real Property securing the Secured Obligations to the Administrative Agent (or Collateral Agent) for its own benefit and the benefit of the other Secured Parties.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained within any of the preceding five plan years and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

“National Flood Insurance Program” means the program created pursuant to the Flood Laws.

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“Net Cash Proceeds” means, (a) with respect to any Asset Sale or Recovery Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Asset Sale or Recovery Event (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Debt (other than Debt under the Loan Documents) that is secured by any such asset and that is required to be repaid in connection with such Asset Sale or Recovery Event, (B) in the case of Net Cash Proceeds received by a Foreign Subsidiary, the principal amount of any Debt of Foreign Subsidiaries permanently prepaid or repaid with such proceeds, (C) the reasonable and customary out-of-pocket costs, fees (including investment banking fees, attorneys’ fees and accountants’ fees), commissions, premiums and expenses incurred by the Borrower or its Subsidiaries, (D) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any taxes deducted pursuant to this clause (a)(ii)) (x) related to any of the applicable assets and (y) retained by the Borrower or any of the Subsidiaries including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be cash proceeds of such Asset Sale occurring on the date of such reduction), (E) payments made on a ratable basis (or less than ratable basis) to holders of non-controlling interests in non-wholly owned Subsidiaries as a result of such Asset Sale, and (F) federal, state, provincial, foreign and local taxes reasonably estimated (on a Consolidated basis) to be actually payable within the current or the immediately succeeding tax year as a result of any gain recognized in connection therewith; provided, however, that (x) Net Cash Proceeds shall not include the first $25,000,000 of net cash receipts received after the Amendment No. 1 Effective Date from sales, leases, transfers or other dispositions of assets by Foreign Subsidiaries permitted by Section 5.02(f)(iv) or Section 5.02(f)(xi), (y) to the extent that the distribution to any Loan Party of any Net Cash Proceeds from any Asset Sale or Recovery Event in respect of any asset of a Foreign Subsidiary pursuant to Section 5.02(f)(iv) or Section 5.02(f)(xi) would (1) result in material adverse tax consequences, (2) result in a material breach of any agreement governing Debt of such Foreign Subsidiary permitted to exist or to be incurred by such Foreign Subsidiary under the terms of this Agreement and/or (3) be limited or prohibited under applicable local law, the application of such Net Cash Proceeds to the prepayment of the Facilities pursuant to Section 2.06(b)(i) shall be deferred on terms to be agreed between the Borrower and the Administrative Agent (provided that in each case the relevant Loan Party and/or Subsidiaries of such Loan Party shall take all commercially reasonable steps (except to the extent that any such step results in a material cost or tax to the Borrower or any of its Subsidiaries) to minimize any such adverse tax consequences and/or to obtain any exchange control clearance or other consents, permits, authorizations or licenses which are required to enable the Net Cash Proceeds to be repatriated or advanced to, and applied by, the relevant Loan Party in order to effect such a prepayment, or (z) if at the time of receipt of such net cash proceeds or at any time prior to the Reinvestment Prepayment Date, if the Borrower has delivered a written notice executed by a Responsible Officer of the Borrower stating that on a pro forma basis immediately after giving effect to the Asset Sale or Recovery Event and the application of the proceeds thereof or at the relevant time prior to the Reinvestment Prepayment Date, (I) the Senior Secured Net Leverage Ratio is less than or equal to 1.75 to 1.00 but greater than 1.25 to 1.00, 50% of such net cash proceeds that would otherwise constitute Net Cash Proceeds under this proviso shall not constitute Net Cash Proceeds or (II) the Senior Secured Net Leverage Ratio is less than or equal to 1.25 to 1.00, none of such net cash proceeds shall constitute Net Cash Proceeds, and (b) with respect to the incurrence or issuance of any Debt by the Borrower or any of its Subsidiaries, the excess of (i) the sum of the cash and Cash Equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, taxes and fees (including investment banking fees, attorneys’ fees and accountants’ fees) and other reasonable and customary out-of-pocket expenses, incurred by the Borrower or such Subsidiary in connection therewith.

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“New Project” means (x) each plant, facility or branch which is either a new plant, facility or branch or an expansion, relocation, remodeling or substantial modernization of an existing plant, facility or branch owned by the Borrower or the Subsidiaries which in fact commences operations and (y) each creation (in one or a series of related transactions) of a business unit to the extent such business unit commences operations or each expansion (in one or a series of related transactions) of business into a new market.

“Non-Consenting Lender” shall have the meaning specified in Section 9.01.

“Non-Loan Party” means any Restricted Subsidiary of a Loan Party that is not a Loan Party.

“Note” means a promissory note of the Borrower payable to the order of any Revolving Credit Lender, in substantially the form of Exhibit A-1 hereto, or to any Term Lender, in substantially the form of Exhibit A-2, in each case, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Credit Advances or Term Advances, as applicable, made by such Lender.

“Notice of Borrowing” has the meaning specified in Section 2.02(a).

“Notice of Default” has the meaning specified in Section 7.05.

“Notice of Swing Line Borrowing” has the meaning specified in Section 2.02(b).

“Obligation” means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding under any Debtor Relief Law. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, reasonable attorneys’ fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Other Connection Taxes” means, with respect to any Lender Party or Agent, Taxes imposed as a result of a present or former connection between such Lender Party or Agent and the jurisdiction imposing such Tax (other than connections arising from such Lender Party or Agent having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, documentary, property, intangible, recording or similar Taxes that arise from any payment made by any Loan Party hereunder or under any other Loan Document or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or any other Loan Documents , except, in the case of an assignment (other than an assignment request by the Borrower under Section 2.17), for Taxes that are Other Connection Taxes.

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“Outstanding Amount” means (i) with respect to Advances on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Advances, as the case may be, occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Letter of Credit Advance occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the Available Amount of any Letter of Credit taking effect on such date.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the New York Federal Reserve as set forth on its public website from time to time) and published on the next succeeding Business Day by the New York Federal Reserve as an overnight bank funding rate.

“Participant” has the meaning specified in Section 9.07(g).

“Participant Register” has the meaning specified in Section 9.07(g).

“Participating Member States” has the meaning given to it in Council Regulation EC No. 1103/97 of 17 June 1997 made under Article 235 of the Treaty on European Union.

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, signed into law October 26, 2001.

“PBGC” means the Pension Benefit Guaranty Corporation (or any successor).

“Permitted Acquisition” means any Acquisition by the Borrower or any of its Restricted Subsidiaries; provided that (A) such Acquisition shall be in property and assets which are part of, or in lines of business that are, substantially the same lines of business as (or ancillary to) one or more of the businesses of the Borrower and its Restricted Subsidiaries in the ordinary course; (B) any determination of the amount of consideration paid in connection with such investment shall include all cash consideration paid, including Earn-Out Obligations (other than Excluded Earn-Out Obligations), the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers of such investment, and the principal amount of all assumptions of debt, liabilities and other obligations in connection therewith; and (C) immediately before and immediately after giving effect to such Acquisition, no Default or Event of Default shall have occurred and be continuing.

“Permitted Asset Sale” means

(i)        a transaction or series of related transactions for which the Borrower or the Restricted Subsidiaries receive aggregate consideration of less than $50.0 million;

(ii)        the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of the Borrower as permitted by Section 5.02(f) and (h);

(iii)        any Restricted Payment made in accordance with the covenant described under Section 5.02 (c) and (e);

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(iv)        sales or contributions of accounts receivable and related assets pursuant to a Qualified Receivables Transaction made in accordance with the covenant described under Section 5.02(b).

(v)        the disposition by the Borrower or any Restricted Subsidiary in the ordinary course of business of (i) cash and Cash Equivalents, (ii) inventory and other assets acquired and held for resale in the ordinary course of business, (iii) damaged, worn out or obsolete assets or assets that, in the Borrower’s reasonable judgment, are no longer used or useful in the business of the Borrower or its Restricted Subsidiaries (in each case, including any intellectual property), or (iv) rights granted to others pursuant to leases or licenses, to the extent not materially interfering with the operations of the Borrower or its Restricted Subsidiaries;

(vi)        the sale or discount of accounts receivable in connection with the compromise or collection thereof arising in the ordinary course of business or in bankruptcy or in a similar proceeding;

(vii)        to the extent constituting an Asset Sale, the granting of a Lien otherwise permitted in accordance with this Agreement;

(viii)        the licensing of patents, trademarks, know-how or any other intellectual property to third Persons in the ordinary course of business consistent with past practice; provided that such licensing does not materially interfere with the business of the Borrower or any of its Restricted Subsidiaries;

(ix)        to the extent allowable under Section 1031 of the Internal Revenue Code of 1986, any exchange of like property (excluding any boot thereon);

(x)        the unwinding of any Hedge Agreements;

(xi)        any exchange of assets (including a combination of assets and Cash Equivalents) for assets of comparable or greater market value or usefulness to the business of the Borrower and the Restricted Subsidiaries as a whole, as determined in good faith by the Borrower;

(xii)        foreclosure or any similar action with respect to any property or other asset of the Borrower or any of the Restricted Subsidiaries;

(xiii)        any disposition of Capital Stock in, or Debt or other securities of, an Unrestricted Subsidiary;

(xiv)        any swap of assets, or lease, assignment or sublease of any real or personal property, in exchange for services (including in connection with any outsourcing arrangements) of comparable or greater value or usefulness to the business of the Borrower and the Restricted Subsidiaries as a whole, as determined in good faith by the Borrower;

(xv)        any financing transaction with respect to property built or acquired by the Borrower or any Restricted Subsidiary after the Closing Date, including any Sale and Leaseback Transaction or asset securitization permitted by the indenture;

(xvi)        any surrender or waiver of contract rights pursuant to a settlement, release, recovery on or surrender of contract, tort or other claims of any kind; or

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(xvii)     any disposition of Capital Stock of a Restricted Subsidiary pursuant to an agreement or other obligation with or to a Person (other than the Borrower or a Restricted Subsidiary) from whom such Restricted Subsidiary was acquired or from whom such Restricted Subsidiary acquired its business and assets (having been newly formed in connection with such acquisition), made as part of such acquisition and in each case comprising all or a portion of the consideration in respect of such sale or acquisition.

“Permitted Encumbrances” means (a) with respect to real property, covenants, conditions, easements, rights of way, restrictions, encroachments, encumbrances and other imperfections, defects or irregularities in title, in each case which were not incurred in connection with and do not secure Debt for borrowed money and do not or will not interfere in any material respect with the ordinary conduct of the business of Borrower or any of its Restricted Subsidiaries or with the use of such real property for its intended use and (b) zoning restrictions, easements, trackage rights, leases (other than Capitalized Leases), subleases, licenses, special assessments, rights of way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which were not incurred in connection with and do not secure Debt for borrowed money, individually or in the aggregate, and which do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of Borrower or any of its Restricted Subsidiaries or with the use of such real property for its intended use.

“Permitted Lien” means

(xviii)     liens in favor of the Administrative Agent and/or the Collateral Agent for the benefit of the Secured Parties and the other parties intended to share the benefits of the Collateral granted pursuant to any of the Loan Documents;

(xix)     liens for Taxes and other obligations or requirements owing to or imposed by Governmental Authorities existing or having priority, as applicable, by operation of law which in either case (A) are not yet overdue or (B) are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which appropriate reserves in accordance with GAAP have been made;

(xx)     statutory liens of banks and other financial institutions (and rights of set-off),

(xxi)     statutory liens of landlords, carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other liens imposed by law (other than any such lien imposed pursuant to Internal Revenue Code Section 430(k) or by ERISA), in each case incurred in the ordinary course of business (A) for amounts not yet overdue or (B) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of ten days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

(xxii)     liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security;

(xxiii)     liens, pledges and deposits to secure the performance of tenders, statutory obligations, performance and completion bonds, surety bonds, appeal bonds, bids, leases, licenses, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations;

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(xxiv)     easements, rights-of-way, zoning restrictions, licenses, encroachments, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business, in each case that were not incurred in connection with and do not secure Debt and do not materially and adversely affect the use of the property encumbered thereby for its intended purposes;

(xxv)     (A) any interest or title of a lessor or sublessor under any lease or sublease by the Borrower or any Restricted Subsidiary of the Borrower and (B) any leases or subleases by the Borrower or any Restricted Subsidiary of the Borrower to another Person(s) in the ordinary course of business which do not materially and adversely affect the use of the property encumbered thereby for its intended purposes;

(xxvi)     liens solely on any cash earnest money deposits made by the Borrower or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement entered into in connection with a Permitted Acquisition or another Investment permitted hereunder;

(xxvii)     the filing of precautionary UCC financing statements relating to leases entered into in the ordinary course of business and the filing of UCC financing statements by bailees and consignees in the ordinary course of business;

(xxviii)     liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(xxix)     leases and subleases or licenses and sublicenses of patents, trademarks and other intellectual property rights granted by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of the Borrower or such Restricted Subsidiary;

(xxx)     liens arising out of judgments not constituting an Event of Default hereunder;

(xxxi)   liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the proceeds and products thereof; and

(xxxii)   any right of first refusal or first offer, redemption right, or option or similar right in respect of any Capital Stock owned by the Borrower or any Restricted Subsidiary of the Borrower with respect to any joint venture or other Investment, in favor of any co-venturer or other holder of Capital Stock in such investment;

(xxxiii) Liens on property at the time such Person or any of its Subsidiaries acquires the property and not incurred in connection with or in contemplation thereof, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person; provided, however and that the Liens may not extend to any other property owned by such Person or any of its Restricted Subsidiaries (and assets and property affixed or appurtenant thereto).

(xxxiv)  Permitted Encumbrances.

“Permitted Refinancing” with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Debt of such Person; provided that (a) the principal amount (or

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accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Debt so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of the Debt being modified, refinanced, refunded, renewed or extended, (c) if the Debt being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Debt being modified, refinanced, refunded, renewed or extended, taken as a whole, (d) the terms and conditions (including, if applicable, as to Collateral) of any such modified, refinanced, refunded, renewed or extended Debt are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Debt being modified, refinanced, refunded, renewed or extended, (e) no modified, refinanced, refunded, renewed or extended Debt shall have different obligors, or greater guarantees or security than the Debt subject to such modification, refinancing, refunding, renewal or extension and (f) at the time thereof, no Event of Default shall have occurred and be continuing.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a Governmental Authority.

“Platform” has the meaning specified in Section 9.02(b).

“Preferred Interests” means, with respect to any Person, Capital Stock issued by such Person that are entitled to a preference or priority over any other Capital Stock issued by such Person upon any distribution of such Person’s property and assets, whether by dividend or upon liquidation.

“Pro Forma Transaction” means (a) any Permitted Acquisition, together with each other transaction relating thereto and consummated in connection therewith, including any incurrence or repayment of Debt, (b) any sale, lease, transfer or other disposition made in accordance with Section 5.02(f) hereof, (c) any Investment permitted hereunder and (d) any permitted incurrence or repayment of Debt hereunder.

“Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Commitment (or, if the Commitments shall have been terminated pursuant to Section 2.05 or Section 6.01, such Lender’s Commitment as in effect immediately prior to such termination) under the applicable Facility or Facilities at such time and the denominator of which is the amount of such Facility or Facilities at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or Section 6.01, the amount of such Facility or Facilities as in effect immediately prior to such termination).

“Projections” has the meaning specified in Section 5.03(d).

“Qualified Capital Stock” means any Capital Stock that is not Disqualified Capital Stock.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and

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can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified Receivables Transaction” means any transaction or series of transactions entered into by the Company or any of its Restricted Subsidiaries pursuant to which the Company or any of its Restricted Subsidiaries sells, conveys or otherwise transfers to (1) a Receivables Entity (in the case of a transfer by the Company or any of its Restricted Subsidiaries) or (2) any other Person (in the case of a transfer by a Receivables Entity), or transfers an undivided interest in or grants a security interest in, any Receivables Assets (whether now existing or arising in the future) of the Company or any of its Restricted Subsidiaries.

“Receivables Assets” means any accounts receivable and any assets related thereto, including, without limitation, all collateral securing such accounts receivable and assets and all contracts and contract rights, and all guarantees or other supporting obligations (within the meaning of the New York Uniform Commercial Code Section 9-102(a)(77)) (including Obligations under Hedging Agreements), in respect of such accounts receivable and assets and all proceeds of the foregoing and other assets which are customarily transferred, or in respect of which security interests are customarily granted, in connection with asset securitization transactions involving Receivables Assets.

“Receivables Entity” means a Subsidiary of the Company (or another Person formed for the purposes of engaging in a Qualified Receivables Transaction in which the Company or any of its Restricted Subsidiaries makes an Investment and to which the Company or any of its Restricted Subsidiaries transfers Receivables Assets) which engages in no activities other than in connection with the financing of Receivables Assets of the Company or its Restricted Subsidiaries, and any business or activities incidental or related to such financing, and which is designated by the Board of Directors of the Company or of such other Person (as provided below) to be a Receivables Entity (a) no portion of the Debt or any other Obligations (contingent or otherwise) of which (1) is guaranteed by the Company or any Subsidiary of the Company (excluding guarantees of Obligations (other than the principal of, and interest on, Debt) pursuant to Standard Receivables Undertakings), (2) is recourse to or obligates the Company or any Subsidiary of the Company in any way other than pursuant to Standard Receivables Undertakings or (3) subjects any property or asset of the Company or any Subsidiary of the Company (other than Receivables Assets and related assets as provided in the definition of “Qualified Receivables Transaction”), directly or indirectly, contingently or otherwise, to the satisfaction thereof other than pursuant to Standard Receivables Undertakings, (b) with which neither the Company nor any Subsidiary of the Company has any material contract, agreement, arrangement or understanding (other than on terms which the Company reasonably believes to be no less favorable to the Company or such Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company) other than fees payable in the ordinary course of business in connection with servicing Receivables Assets, and (c) with which neither the Company nor any Subsidiary of the Company has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.

“Receivables Repurchase Obligation” means any obligation of a seller of Receivables Assets in a Qualified Receivables Transaction to repurchase Receivables Assets arising as a result of a breach of a Standard Receivables Undertaking, including as a result of a Receivables Asset or portion thereof becoming subject to any asserted defense, dispute, off set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller.

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“Recovery Event” means any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any of its Subsidiaries constituting Collateral.

“Refinancing Amendment” has the meaning specified in Section 2.20.

“Refinancing Debt” has the meaning specified in Section 2.20.

“Refinancing Facilities” has the meaning specified in Section 2.20.

“Refinancing Facility Closing Date” has the meaning specified in Section 2.20.

“Refinancing Lender” has the meaning specified in Section 2.20.

“Refinancing Notes” has the meaning specified in Section 2.20.

“Refinancing Revolving Facility” has the meaning specified in Section 2.20.

“Refinancing Term Facility” has the meaning specified in Section 2.20.

“Register” has the meaning specified in Section 9.07(d).

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, from time to time as in effect and all official rulings and interpretations thereunder or thereof.

“Reinvestment Deferred Amount” shall mean, with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection therewith that are not applied to prepay the Term Advances pursuant to Section 2.06(b) as a result of the delivery of a Reinvestment Notice.

“Reinvestment Event” shall mean any Asset Sale permitted under Section 5.02(f)(iv) or Section 5.02(f)(xi) or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

“Reinvestment Notice” shall mean a written notice executed by a Responsible Officer of the Borrower stating that no Event of Default has occurred and is continuing or would result therefrom and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of a Reinvestment Event to acquire or repair assets (in the case of any Asset Sale pursuant to Section 5.02(f)(iv) or Section 5.02(f)(xi)) or long-term assets (in the case of any Recovery Event), in each case useful in its business.

“Reinvestment Prepayment Amount” shall mean, with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the business of the Borrower and the Subsidiaries or to reimburse the cost of any of the foregoing incurred on or after the date on which the Asset Sale giving rise to such proceeds was contractually committed.

“Reinvestment Prepayment Date” shall mean, with respect to any Reinvestment Event, the earlier of (a) the later of (x) the date occurring twelve months after such Reinvestment Event and (y) solely in the case of an Asset Sale, the date occurring 180 days following the date on which the Borrower

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entered into a binding commitment to reinvest such Net Cash Proceeds (provided that such commitment to reinvest shall have been made no later than twelve months after such Reinvestment Event) and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the business of the Borrower and the Subsidiaries with all or any portion of the relevant Reinvestment Deferred Amount.

“Required Lenders” means, at any time, Lenders or an Affiliated Lender owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate L/C Obligations at such time, (c) the aggregate Unused Revolving Credit Commitment at such time and (d) the aggregate Unused Term Commitment at such time; provided, however, that if any Lender shall be a Defaulting Lender or an Affiliated Lender at such time, there shall be excluded from the determination of Required Lenders at such time (A) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (B) such Lender’s Pro Rata Share of the aggregate Available Amount of all Letters of Credit issued by such Lender and outstanding at such time, (C) the Unused Revolving Credit Commitment of such Lender at such time and (D) the Unused Term Commitment of such Lender at such time. For purposes of this definition, the aggregate amount of Swing Line Advances owing to any Swing Line Lender, the aggregate principal amount of Letter of Credit Advances owing to the Issuing Banks and the Available Amount of each Letter of Credit shall be considered to be owed to the Lenders ratably in accordance with their respective Revolving Credit Commitments).

“Required Revolving Lenders” means, at any time, Revolving Credit Lenders or an Affiliated Lender owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Revolving Credit Advances outstanding at such time, (b) the aggregate L/C Obligations at such time, and (c) the aggregate Unused Revolving Credit Commitment at such time; provided, however, that if any Revolving Credit Lender shall be a Defaulting Lender or an Affiliated Lender at such time, there shall be excluded from the determination of Required Revolving Lenders at such time (A) the aggregate principal amount of the Revolving Credit Advances owing to such Revolving Credit Lender (in its capacity as a Revolving Credit Lender) and outstanding at such time, (B) such Lender’s Pro Rata Share of the aggregate Available Amount of all Letters of Credit issued by such Lender and outstanding at such time, and (C) the Unused Revolving Credit Commitment of such Lender at such time. For purposes of this definition, the aggregate amount of Swing Line Advances owing to any Swing Line Lender, the aggregate principal amount of Letter of Credit Advances owing to the Issuing Banks and the Available Amount of each Letter of Credit shall be considered to be owed to the Lenders ratably in accordance with their respective Revolving Credit Commitments).

“Required Term Lenders” means, at any time, the Term Lenders or an Affiliated Lender owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Term Advances outstanding at such time, and (b) the aggregate Unused Term Commitment at such time; provided, however, that if any Term Lender, prior to funding its Term Advances, shall be a Defaulting Lender or an Affiliated Lender at such time, there shall be excluded from the determination of Required Term Lenders at such time (A) the aggregate principal amount of the Term Advances owing to such Term Lender (in its capacity as a Term Lender) and outstanding at such time, and (B) the Unused Term Commitment of such Term Lender at such time.

“Repurchased Term Advances” has the meaning set forth in Section 9.07.

“Responsible Officer” means the chief executive officer, president, chief financial officer secretary or assistant secretary or treasurer or assistant treasurer of a Loan Party. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Loan

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Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” has the meaning set forth under Section 5.02(c).

“Restricted Subsidiary” means any Subsidiary of the Borrower that has not been designated by the Board of Directors of the Borrower, by a resolution of the Board of Directors of the Borrower delivered to the Administrative Agent, as an Unrestricted Subsidiary pursuant to and in compliance with the covenant described under Section 5.01(l). Any such designation may be revoked by a resolution of the Board of Directors of the Borrower delivered to the Administrative Agent, subject to the provisions of such covenant.

“Restricting Information” has the meaning set forth in Section 9.09(c).

“Revolving Credit Advance” has the meaning specified in Section 2.01(a).

“Revolving Credit Commitment” means, with respect to any Lender at any time, the amount set forth for such time opposite such Lender’s name on Schedule I hereto under the caption “Revolving Credit Commitment” or, if such Lender has entered into one or more Assignments and Acceptance, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Revolving Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 and shall include any Incremental Revolving Facility as described in Section 2.18.

“Revolving Credit Facility” means, at any time, the aggregate amount of the Lenders’ Revolving Credit Commitments at such time.

“Revolving Credit Facility Termination Date” means the earliest to occur of (i) the Maturity Date for the Revolving Credit Facility and (ii) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01.

“Revolving Credit Lender” means any Lender that has a Revolving Credit Commitment.

“Royal Bank” has the meaning specified in the preamble hereto.

“S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC.

“Sale and Leaseback Transaction” means any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to the Borrower or a Restricted Subsidiary of any property, whether owned by the Borrower or any Restricted Subsidiary at the Closing Date or later acquired, which has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced on the security of such property.

“Sanctioned Country” shall mean any country, region or territory that is, or whose government is, the subject of Sanctions Laws and Regulations broadly prohibiting dealings with such government, country, region or territory.

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“Sanctions Laws and Regulations” means (a) any sanctions or requirements imposed by, or based upon the obligations or authorities set forth in, the Patriot Act, the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, the U.S. International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq.), the U.S. Trading with the Enemy Act (50 U.S.C. App. §§ 1 et seq.), the U.S. Syria Accountability and Lebanese Sovereignty Act, the U.S. Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 or the Iran Sanctions Act, Section 1245 of the National Defense Authorization Act of 2012, all as amended, or any of the foreign assets control regulations (including 31 C.F.R., Subtitle B, Chapter V, as amended) or any other law or executive order relating thereto administered by the U.S. Department of Treasury Office of Foreign Assets Control, and any similar law, regulation, or executive order enacted in the United States after the date of this Agreement, (b) any governmental rule now or hereafter enacted by any other relevant authority to whose laws the Loan Parties are subject to monitor, deter or otherwise prevent terrorism or the funding or support of terrorism and (c) any sanctions or requirements imposed under similar laws or regulations enacted by the United Nations Security Council, the European Union or the United Kingdom that apply to any Loan Party.

“Sanctions List” means (a) any blocked persons list, designated nationals list, denied persons list, debarred party list, or other list of Persons with whom United States Persons may not conduct business, including any list published and maintained by the Office of Foreign Assets Control of the United States Department of Treasury, the United States Department of Commerce, or the United States Department of State and (b) any list of Persons subject to general trade, economic or financial restrictions, sanctions or embargoes imposed, administered or enforced from time to time by the United Nations Security Council, the European Union, or Her Majesty’s Treasury of the United Kingdom that apply to any Loan Party.

“Screen Rate” has the meaning specified in the definition of Eurodollar Rate.

“SEC” means the Securities and Exchange Commission or any governmental authority succeeding to any of its principal functions.

“Secured Hedge Agreement” means any Hedge Agreement (or portion of exposure under any Hedge Agreement) not prohibited by the terms of this Agreement that is entered into by and between (a) any Loan Party and any Hedge Bank or (b) any Specified Hedge Agreement Subsidiary and any Hedge Bank, in each case (i) solely to the extent that the obligations in respect of such Hedge Agreement (or portion of exposure) are not cash collateralized or otherwise secured (other than pursuant to the Collateral Documents) and (ii) including, for the avoidance of doubt, any Hedge Agreement between a Loan Party or a Specified Hedge Agreement Subsidiary and any Hedge Bank that was entered into prior to the Closing Date and remains in effect as of the Closing Date. Excluded Swap Obligations shall not constitute obligations in respect of Secured Hedge Agreements.

“Secured Obligation” has the meaning specified in the Security Agreement.

“Secured Parties” means, collectively, each Agent, the Lender Parties, the Hedge Banks, Cash Management Banks and the Affiliates of Lender Parties party to the Credit Card Program.

“Security Agreement” means that certain Revolving Facility Security Agreement dated as of June 9, 2016 (as amended by Amendment No. 1, and as further amended, supplemented, amended and restated or otherwise modified from time to time) from Dana Incorporated (formerly Dana Holding Corporation) and the other grantors party thereto from time to time to CITI, as Collateral Agent.

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“Senior Notes” means (a) $425,000,000 aggregate principal amount of 5.500% Senior Notes issued by Dana Incorporated due 2024, (b) $375,000,000 aggregate principal amount of 6.500% Senior Notes issued by Dana Financing Luxembourg S.á.r.l. due 2026, (c) the 2021 Senior Notes, (d) $300,000,000 aggregate principal amount of 6.000% Senior Notes issued by Dana Incorporated due 2023 and (e) the 2025 Senior Notes.

“Senior Secured Net Leverage Ratio” means as of any date of determination, the ratio of (a) Consolidated Senior Secured Debt on such day to (b) Consolidated EBITDA for the most recently ended four fiscal quarter period for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (c); provided that the Senior Secured Net Leverage Ratio shall be calculated on a pro forma basis.

“Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained within any of the preceding five plan years and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

“Solvent” and “Solvency” mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, in the case of each of the foregoing, as determined in accordance with under applicable bankruptcy, insolvency or similar laws. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SPC” has the meaning specified in Section 9.07(k).

“Special Flood Hazard Area” means an area that FEMA has designated as an area subject to special flood or mud slide hazards.

“Special Flood Hazard Property” means any Mortgaged Property that on the relevant date of determination includes a Building (or a Building in the course of construction) and, as shown on a Flood Hazard Determination, such Building (or Building in the course of construction) is located in a Special Flood Hazard Area.

“Specified Hedge Agreement Subsidiaries” means, collectively, Dana Financial Services Switzerland GmbH and Dana Financing Luxembourg S.á.r.l.

“Standard Receivables Undertakings” means representations, warranties, covenants and indemnities entered into by the Borrower or any Restricted Subsidiary of the Borrower which are customary in a Qualified Receivables Transaction, including, without limitation, those relating to the servicing of the assets of a Receivables Entity, it being understood that any Receivables Repurchase Obligation shall be deemed to be a Standard Receivables Undertaking.

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“Subordinated Debt” means Debt that is (a) subordinated to the Obligations under the Loan Documents or (b) required to be subordinated to the Obligations under the Loan Documents; provided that: (i) such Subordinated Debt shall have a term to maturity no earlier than the date that is six months after the scheduled maturity date under this Agreement; (ii) no Subordinated Debt shall permit or require scheduled amortization payments or mandatory prepayments of principal, sinking fund or similar scheduled payments (other than regularly scheduled payments of interest) prior to the date that is six months after the scheduled maturity date under this Agreement; (iii) Obligations under any Subordinated Debt shall be subordinated in right of payment to the prior payment in full in cash of all Obligations under the Loan Documents, including any Obligations incurred, created, assumed or guaranteed after the date hereof (subject to any limitation contained in such Subordinated Debt) on terms not less favorable to the Lenders than subordination provisions customarily contained in high-yield debt securities for issuers of similar creditworthiness; (v) no Loan Party shall be permitted to make a payment in respect of any Subordinated Debt so long as an Event of Default has occurred or is continuing, or would result therefrom; (vi) no Subordinated Debt shall contain covenants, defaults, remedy provisions or provisions relating to mandatory prepayment, repurchase, redemption and offers to purchase other than those that, taken as a whole, are consistent with those customarily found in high-yield financings for issuers of similar creditworthiness; (vii) Subordinated Debt shall be unsecured; and (viii) after giving effect to the incurrence of such Subordinated Debt, , the Borrower shall be in pro forma compliance with the Financial Covenant.

“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.

“Supplemental Collateral Agent” has the meaning specified in Section 7.02.

“Surviving Debt” means the Debt of the Borrower and its Subsidiaries set forth on Schedule 1.01(b).

“Swap Obligation” means, with respect to the Borrower or any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swing Line Advance” means an advance made by (a) the Swing Line Lender pursuant to Section 2.01(d) or (c) any Revolving Credit Lender pursuant to Section 2.02(c).

“Swing Line Borrowing” means a borrowing consisting of a Swing Line Advance made by the Swing Line Lender pursuant to Section 2.01(d) or the Revolving Credit Lenders pursuant to Section 2.02(b).

“Swing Line Commitment” means, with respect to the Swing Line Lender, the amount set forth opposite its name on Schedule I hereto under the caption “Swing Line Commitment” or, if the Swing Line Lender has entered into an Assignment and Acceptance, set forth for the Swing Line Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as the Swing Line

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Lender’s “Swing Line Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

“Swing Line Facility” means, at any time, an amount equal to the aggregate amount of the Swing Line Lender’s Swing Line Commitment at such time, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

“Swing Line Lender” means the banks listed on the signature pages hereof as a “Swing Line Lender” and any Eligible Assignee to which the Swing Line Commitment hereunder has been assigned pursuant to Section 9.07 so long as such Eligible Assignee expressly agrees to perform in accordance with their terms all obligations that by the terms of this Agreement are required to be performed by it as a Swing Line Lender and notifies the Administrative Agent of its Applicable Lending Office and the amount of its Swing Line Commitment (which information shall be recorded by the Administrative Agent in the Register), for so long as such Swing Line Lender or Eligible Assignee, as the case may be, shall have a Swing Line Commitment.

“Syndication Agents” has the meaning specified in the recital of parties to this Agreement.

“Taxes” has the meaning specified in Section 2.12(a).

“Term Advance” has the meaning specified in Section 2.01(b).

“Term Commitment” means, with respect to any Lender at any time, the amount set forth for such time opposite such Lender’s name on Schedule I hereto under the caption “Term Commitment” or, if such Lender has entered into one or more Assignments and Acceptance, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Term Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05 and shall include any Incremental Term Facility as described in Section 2.18.

“Term Facility” means, at any time, the aggregate amount of the Lenders’ Term Commitments at such time.

“Term Facility Commitment Termination Date” means the earliest to occur of (i) September 30, 2017 and (ii) the date of termination in whole of the Term Commitments pursuant to Section 2.05 or 6.01.

“Term Lender” means any Lender that has a Term Commitment.

“Tooling Program” means any program whereby tooling equipment is purchased or progress payments are made to facilitate production customer’s products and whereby the customer will ultimately repurchase the tooling equipment after the final approval by such customer.

“Total Assets” means the total consolidated assets of the Borrower and its Restricted Subsidiaries, as shown on the most recent balance sheet of the Borrower required to be provided pursuant to Section 5.03, calculated on a pro forma basis to give effect to any acquisition or disposition of companies, divisions, lines of businesses or operations by the Borrower and its Restricted Subsidiaries subsequent to such date and on or prior to the date of determination.

“Total Foreign Assets” means the total assets of the Foreign Subsidiaries, as shown on the most recent balance sheet, calculated on a pro forma basis to give effect to any acquisition or

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disposition of companies, divisions, lines of businesses or operations by the Foreign Subsidiaries subsequent to such date and on or prior to the date of determination.

“Total Net Leverage Ratio” means as of any date of determination, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA for the most recently ended four fiscal quarter period for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 5.03(b) or (c); provided that the Total Net Leverage Ratio shall be calculated on a pro forma basis.

“Transactions” means, collectively, (a) the entering into by the Loan Parties and their applicable Subsidiaries of the Loan Documents to which they are or are intended to be a party, and the borrowings hereunder on the Closing Date and application of the proceeds as contemplated hereby and thereby and (b) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

“Type” refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

“UBS” has the meaning specified in the preamble hereto.

“UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Unreimbursed Amount” means, in respect of any Letter of Credit, the amount of any drawing paid by an Issuing Bank under such Letter of Credit that has not been reimbursed by the Borrower.

“Unrestricted Subsidiary” means any Subsidiary of the Borrower designated by the Borrower as an Unrestricted Subsidiary pursuant to Section 5.01(l) subsequent to the date hereof and any Subsidiary of an Unrestricted Subsidiary, in each case until such Unrestricted Subsidiary becomes a Restricted Subsidiary pursuant to Section 5.01(l). On the Closing Date there are no Unrestricted Subsidiaries.

“Unused Revolving Credit Commitment” means, with respect to any Lender at any time, (a) such Lender’s Revolving Credit Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (ii) such Lender’s Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Banks pursuant to Section 2.03(c) and outstanding at such time, and (C) the aggregate principal amount of all Swing Line Advances made by the Swing Line Lender pursuant to Section 2.01(d) at any time.

“Unused Term Commitment” means, with respect to any Lender at any time, (a) such Lender’s Term Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Term Advances made by such Lender (in its capacity as a Lender) and outstanding at such time.

“U.S. Borrower” means any Borrower that is a U.S. Person.

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“U.S. Person” means any Person that is a “United States Person” as defined in Internal Revenue Code Section 7701(a)(30).

“Withdrawal Liability” has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02     Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.

Section 1.03     Accounting Terms and Financial Determinations.

(a)        All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in effect from time to time (“GAAP”); provided, however, that if the Borrower notifies the Administrative Agent and the Lenders that the Borrower wishes to amend any covenant in Article V or other financial condition or definition of this Agreement to eliminate the effect of any change in GAAP that occurs after the Closing Date on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article V for such purpose), then the Borrower’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower, the Administrative Agent and the Required Lenders, the Borrower, the Administrative Agent and the Lenders agreeing to enter into negotiations to amend any such covenant immediately upon receipt from any party entitled to send such notice.

(b)        All components of financial calculations made to determine compliance with Article V shall be adjusted on a pro forma basis to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any Pro Forma Transaction consummated after the first day of the applicable period of determination and prior to the end of such period, as determined in good faith by the Borrower based on assumptions expressed therein and that were reasonable based on the information available to Borrower at the time of preparation of such calculations (including adjustments to reflect operating expense reductions and other operating improvements, synergies or cost savings reasonably expected to result from any relevant pro forma event).

(c)        Any financial statements or other financial information required to be provided hereunder (including any comparison financial information to any prior period) for the Borrower or any of its Subsidiaries that includes or references financial information for any period prior to the Closing Date, shall, unless the context clearly requires otherwise, be deemed a reference to the Borrower and its Subsidiaries for the applicable period.

(d)        Notwithstanding anything to the contrary herein, with respect to any amounts incurred in reliance on clause (x) of Section 2.18(a) (any such amounts, the “Fixed Incremental Amount”) substantially concurrently with any amounts incurred in reliance on clause (y) of Section 2.18(a) (any such amounts, the “Incurrence-Based Incremental Amount”), it is understood and agreed

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that the Fixed Incremental Amount shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence-Based Amount.

Section 1.04     Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Schedules and Exhibits shall be construed to refer to Sections of, and Schedules and Exhibits to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing, and (f) any reference to a statute, rule or regulation is to that statute, rule or regulation as now enacted or as the same may from time to time be amended, re-enacted or expressly replaced.

ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT

Section 2.01     The Advances. (a) The Revolving Credit Advances. Each Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each, a “Revolving Credit Advance”) to the Borrower from time to time on any Business Day during the period from the Closing Date until the Revolving Credit Facility Termination Date (i) in an amount for each such Advance not to exceed such Revolving Credit Lender’s Unused Revolving Credit Commitment at such time and (ii) in an aggregate amount for all such Advances not to exceed such Lender’s ratable portion (based on the aggregate amount of the Unused Revolving Credit Commitments at such time) of the aggregate Revolving Credit Commitments at such time; provided that the sum of (x) the aggregate principal amount of all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances outstanding at such time plus (y) the aggregate Available Amount of all Letters of Credit outstanding at such time shall not exceed the aggregate Revolving Credit Commitments at any time.

(b)        The Term Advances.   Each Term Lender severally and not jointly with the other Term Lenders agrees, on the terms and conditions hereinafter set forth, to make an advance (each, a “Term Advance”) to the Borrower on any Business Day during the period from the Amendment No. 1 Effective Date until the Term Facility Commitment Termination Date (subject to Section 3.02) in an amount not to exceed such Term Lender’s Unused Term Commitment at such time.

(c)        Borrowings.   Each Borrowing shall be in a principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof (other than a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Swing Line Advances or Letter of Credit Advances) and shall consist of Advances made simultaneously by the Lenders under the applicable Facility ratably according to the Lenders’ Commitments under such Facility. Within the limits of each

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Lender’s Unused Revolving Credit Commitment in effect from time to time, the Borrower may borrow under Section 2.01(a), prepay pursuant to Section 2.06, and reborrow under Section 2.01(a).

(d)        The Swing Line Advances. The Swing Line Lender severally agrees on the terms and conditions hereinafter set forth to make, in its sole discretion, Swing Line Advances to the Borrower from time to time on any Business Day during the period from the Closing Date until the Revolving Credit Facility Termination Date in an aggregate amount owing to the Swing Line Lender not to exceed at any time outstanding the lesser of (i) the Swing Line Facility at such time and (ii) the Swing Line Lender’s Swing Line Commitment at such time; provided, however, that no Swing Line Borrowing shall exceed the aggregate of the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time; provided, further, that the Swing Line Lender shall not be obligated to make any Swing Line Advance. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be in an amount of $500,000 or an integral multiple of $100,000 in excess thereof. Within the limits of the Swing Line Facility and within the limits referred to in the first sentence of this subsection (c), the Borrower may borrow under this Section 2.01(d), repay pursuant to Section 2.04(c) or prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(d). Immediately upon the making of a Swing Line Advance, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Advance in an amount equal to the product of such Lender’s Pro Rata Share times the principal amount of such Swing Line Advance.

Section 2.02     Making the Advances.     (a)     Except as otherwise provided in Section 2.02(b) or 2.03, each Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances, or on the Business Day of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telex or telecopier. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be by telephone, confirmed immediately in writing, or telex or telecopier or electronic mail, in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) the Facility under which such Borrowing is to be made, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing and (v) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. Each Lender shall, before 11:00 A.M. (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing in accordance with the respective Commitments of such Lender and the other Lenders. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower’s Account or such other account as the Borrower shall request; provided, however, that, in the case of Revolving Credit Advances, the Administrative Agent shall first apply such funds to prepay ratably the aggregate principal amount of any Swing Line Advances and Letter of Credit Advances outstanding on the date of such Borrowing, plus interest accrued and unpaid thereon to and as of such date.

(b)        (i) Each Swing Line Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the date of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Lender and the Administrative Agent. Each such notice of a Swing Line Borrowing (a “Notice of Swing Line Borrowing”) shall be by telephone, confirmed immediately in writing, or telecopier, specifying therein the requested (i) date of such Borrowing, (ii) amount of such Borrowing

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and (iii) maturity of such Borrowing (which maturity shall be no later than the seventh day after the requested date of such Borrowing). The Swing Line Lender will make the amount of the requested Swing Line Advances available to the Administrative Agent at the Administrative Agent’s Account, in same day funds. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower’s Account or such other account as the Borrower shall request.

(ii)      The Swing Line Lender may, at any time in its sole and absolute discretion, request on behalf of the Borrower (and the Borrower hereby irrevocably authorizes the Swing Line Lender to so request on its behalf) that each Revolving Credit Lender make a Base Rate Advance in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Advances then outstanding. Such request shall be deemed to be a Notice of Borrowing for purposes hereof and shall be made in accordance with the provisions of Section 2.02(a) without regard solely to the minimum amounts specified therein but subject to the satisfaction of the conditions set forth in Section 3.02 (except that the Borrower shall not be deemed to have made any representations and warranties). The Swing Line Lender shall furnish the Borrower with a copy of the Notice of Borrowing promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Notice of Borrowing available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Swing Line Lender, by deposit to the Administrative Agent’s Account, in same date funds, not later than 3:00 P.M. on the day specified in such Notice of Borrowing.

(iii)      If for any reason any Swing Line Advance cannot be refinanced by a Revolving Credit Borrowing as contemplated by Section 2.02(b)(ii), the request for Base Rate Advances submitted by the Swing Line Lender as set forth in Section 2.02(b)(ii) shall be deemed to be a request by such Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Advance and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.02(b)(ii) shall be deemed payment in respect of such participation.

(iv)      If and to the extent that any Revolving Credit Lender shall not have made the amount of its Pro Rata Share of such Swing Line Advance available to the Administrative Agent in accordance with the provisions of Section 2.02(b)(ii), such Revolving Credit Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of the applicable Notice of Borrowing delivered by such Swing Line Lender until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate.

(v)      Each Revolving Credit Lender’s obligation to make Revolving Credit Advances or to purchase and fund risk participations in a Swing Line Advance pursuant to this Section 2.02(b) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Advances pursuant to this Section 2.02(b) is subject to satisfaction of the conditions set forth in Section 3.02. No funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Advances, together with interest as provided herein.

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(c)        Anything in subsection (a) above to the contrary notwithstanding, (i) the Borrower may not select Eurodollar Rate Advances for any Borrowing if the aggregate amount of such Borrowing is less than $5,000,000 or if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.09 or 2.10 and (ii) the Advances may not be outstanding as part of more than 15 separate Borrowings.

(d)        Each Notice of Borrowing and each Notice of Swing Line Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any actual loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

(e)        Unless the Administrative Agent shall have received notice from any Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Advance as part of such Borrowing for all purposes of this Agreement.

(f)        The failure of any Lender to make the Advance to be made by it shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance or make available on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by it.

Section 2.03    Issuance of and Drawings and Reimbursement Under Letters of Credit.

(a)        The Letter of Credit Commitment.

(i)        Subject to the terms and conditions set forth herein, (A) each Issuing Bank agrees, in reliance upon the agreements of the Loan Parties set forth herein and in the other Loan Documents and in reliance upon the agreements of the Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower or any of its Restricted Subsidiaries, and to amend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts and other demands for payment under a Letter of Credit that comply with the terms of such Letter of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or any of its Subsidiaries; provided that the Issuing Banks shall not be obligated to issue any Letter of

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Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such issuance, (x) the Available Amount for all Letters of Credit issued by such Issuing Bank would exceed the lesser of the Letter of Credit Sublimit at such time and such Issuing Bank’s Letter of Credit Commitment at such time, (y) the Available Amount of such Letter of Credit would exceed the Unused Revolving Credit Commitment or (z) the sum of (1) the aggregate principal amount of all Revolving Credit Advances plus Swing Line Advances and Letter of Credit Advances outstanding at such time plus (2) the aggregate Available Amount of all Letters of Credit outstanding at such time exceed the aggregate Revolving Credit Commitments at such time. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit issued for the account of the Borrower or its Subsidiaries shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

(ii)        No Issuing Bank shall be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which such Issuing Bank in good faith deems material to it; (B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless such Issuing Bank has approved such expiry date; (C) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank; or (D) such Letter of Credit is in an initial amount less than $100,000 (unless such Issuing Bank agrees otherwise), or is to be denominated in a currency other than U.S. dollars.

(iii)        No Issuing Bank shall be under any obligation to amend any Letter of Credit if (A) such Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b)        Procedures for Issuance and Amendment of Letters of Credit.

(i)        Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the applicable Issuing Bank (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower or such Restricted Subsidiary for whose account such Letter of Credit is to be issued. Such Letter of Credit Application must be received by the applicable Issuing Bank and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as such Issuing Bank may agree in writing in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable Issuing Bank: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be

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presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as such Issuing Bank may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable Issuing Bank (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as such Issuing Bank may reasonably require.

(ii)        Promptly following receipt by the applicable Issuing Bank of written confirmation from the Administrative Agent that the requested issuance or amendment of a Letter of Credit is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Borrower or the applicable Restricted Subsidiary or enter into the applicable amendment, as the case may be, in each case in accordance with such Issuing Bank’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit (or an amendment increasing the face amount thereof), each Lender shall be deemed to purchase, and hereby absolutely, irrevocably and unconditionally purchases, from such Issuing Bank a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Letter of Credit.

(iii)        Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable Issuing Bank will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)        Drawings and Reimbursements; Funding of Participations.

(i)        Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable Issuing Bank shall notify the Borrower and the Administrative Agent thereof. Following any payment by the applicable Issuing Bank under a Letter of Credit (each date of such a payment, an “Honor Date”), the Borrower shall reimburse such Issuing Bank through the Administrative Agent in an amount equal to the amount of such drawing (together with interest thereon at the rate set forth in Section 2.07 for Revolving Credit Advances bearing interest at the Base Rate), such reimbursement to be made not later than 11:00 a.m. on the Honor Date or the earliest succeeding Business Day on which the Borrower receives notice of such payment; provided that if such notice is received later than 10:00 a.m. on such date of receipt, the reimbursement shall be due not later than 11:00 a.m. on the Business Day immediately succeeding the Business Day of receipt thereof. If the Borrower fails to so reimburse the applicable Issuing Bank by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the Unreimbursed Amount, and the amount of such Revolving Credit Lender’s Pro Rata Share thereof. If the Borrower fails to so reimburse the applicable Issuing Bank by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the Unreimbursed Amount, and the amount of such Revolving Credit Lender’s Pro Rata Share thereof. In such event, the Borrower shall be deemed to have requested a Borrowing to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.01 for the principal amount of Borrowings, but subject to the amount of the Unused Revolving Credit Commitments and the conditions set forth in Section 3.02 (other than the delivery of a Notice of Borrowing). Any notice given by an Issuing Bank or the Administrative

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Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)        Each Revolving Credit Lender (including a Revolving Credit Lender acting as Issuing Bank) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the applicable Issuing Bank at the Administrative Agent’s Office in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Letter of Credit Advance to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable Issuing Bank.

(iii)        With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing because the conditions set forth in Section 3.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable Issuing Bank a Letter of Credit Advance in the amount of the Unreimbursed Amount that is not so refinanced, which Letter of Credit Advance shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the applicable Issuing Bank pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such Letter of Credit Advance and shall constitute a Letter of Credit Advance from such Revolving Credit Lender in satisfaction of its participation obligation under this Section 2.03.

(iv)        Until each Revolving Credit Lender funds its Revolving Credit Advance or Letter of Credit Advance pursuant to this Section 2.03(c) to reimburse the applicable Issuing Bank for any amount drawn under any Letter of Credit, interest in respect of such Revolving Credit Lender’s Pro Rata Share of such amount shall be solely for the account of such Issuing Bank.

(v)        Each Revolving Credit Lender’s obligation hereunder to fund its participation in respect of Letters of Credit (including by making Letter of Credit Advances to reimburse the applicable Issuing Bank for amounts drawn under Letters of Credit), as contemplated by this Section 2.03, shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against such Issuing Bank, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of a Letter of Credit Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the applicable Issuing Bank for the amount of any payment made by such Issuing Bank under any Letter of Credit, together with interest as provided herein.

(vi)        If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the applicable Issuing Bank any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in this Section 2.03(c), such Issuing Bank shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the such Issuing Bank at a rate per annum

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equal to the Federal Funds Rate from time to time in effect. A certificate of the applicable Issuing Bank submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(d)        Repayment of Participations.

(i)        At any time after any Issuing Bank has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Revolving Credit Lender’s Letter of Credit Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the applicable Issuing Bank any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of cash collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Credit Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender’s Letter of Credit Advance was outstanding) in the same funds as those received by the Administrative Agent.

(ii)        If any payment received by the Administrative Agent for the account of the applicable Issuing Bank pursuant to Section 2.03(c)(i) is required to be returned under any circumstances (including pursuant to any settlement entered into by such Issuing Bank in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of such Issuing Bank its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Credit Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

(e)        Obligations Absolute.  The obligation of the Borrower to reimburse any Issuing Bank for each drawing under each Letter of Credit and to repay each Letter of Credit Advance shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)        any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

(ii)        the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any actual or purported beneficiary or transferee of such Letter of Credit (or any Person for whom any such actual or purported beneficiary or transferee may be acting), such Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)        any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)        any payment by the Issuing Bank under such Letter of Credit against presentation of a draft or certificate that does not comply with the terms of such Letter of Credit; or any payment made by such Issuing Bank under such Letter of Credit to any Person

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purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(v)        any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower.

The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the applicable Issuing Bank. The Borrower shall be conclusively deemed to have waived any such claim against the applicable Issuing Bank and its correspondents unless such notice is given to the applicable Issuing Bank within one Business Day after the Borrower’s receipt of a copy of the applicable Letter of Credit or amendment.

(f)        Role of Issuing Bank. Each Revolving Credit Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, no Issuing Bank shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Issuing Banks, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any Issuing Bank shall be liable to any Revolving Credit Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any actual or purported beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower from pursuing such rights and remedies as it may have against any actual or purported beneficiary or transferee at law or under any other agreement. None of the Issuing Banks, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an Issuing Bank, any related Agent-Related Person, any of their respective correspondents, participants or assignees of such Issuing Bank or any Agent-Related Person, and they may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, punitive, special, or exemplary, damages suffered by the Borrower which a court of competent jurisdiction determines in a final, non-appealable judgment were caused by such Issuing Bank’s, any such Agent-Related Person’s, or any of such respective correspondents, participants or assignees of such Issuing Bank or of any Agent-Related Person’s willful misconduct or gross negligence or such Issuing Bank’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft or other demand for payment or certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the applicable Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

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(g)        Cash Collateral.  Upon the request of the Administrative Agent, if, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to 105% of such Outstanding Amount determined as of the Letter of Credit Expiration Date). For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Banks and the Revolving Credit Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the Issuing Banks (which documents are hereby consented to by the Revolving Credit Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Banks and the Revolving Credit Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Such cash collateral shall be maintained in the L/C Cash Collateral Account.

(h)        Applicability of ISP98 and UCP.  Unless otherwise expressly agreed by the applicable Issuing Bank and the Borrower when a Letter of Credit is issued, (i) the rules of the International Standby Practices 1998, ICC Publication No. 590, published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each commercial Letter of Credit.

(i)        Conflict with Letter of Credit Application.  In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

(j)        Issuing Banks.  Until such time as any financial institution that is an Issuing Bank on the date hereof shall become a Revolving Credit Lender hereunder, such Issuing Bank shall have no obligations under the Loan Documents other than with respect to Existing Letters of Credit issued by such Issuing Bank.

Section 2.04    Repayment of Advances.    (a)    Revolving Credit Advances.   The Borrower shall repay to the Administrative Agent for the ratable account of the Revolving Credit Lenders on the Revolving Credit Facility Termination Date the aggregate outstanding principal amount of the Revolving Credit Advances then outstanding.

(b)        Repayment of the Term Advances.    The Borrower shall repay the Term Advances to the Administrative Agent for the ratable account of the Term Lenders commencing on September 30, 2018 to and including June 30, 2022 in equal quarterly amounts on the last day of each Fiscal Quarter of 1.5625% of the initial aggregate principal amount of the Term Advances (to be adjusted to reflect any payments made pursuant to Section 2.06); provided, that the Borrower shall pay on the Maturity Date for the Term Facility an amount equal to the aggregate principal amount of the Term Advances outstanding on such date.

(c)        Swing Line Advances.  The Borrower shall repay to the Administrative Agent for the account of the Swing Line Lender and each other Revolving Credit Lender that has made a Swing Line Advance the outstanding principal amount of each Swing Line Advance made by each of them on the earlier of the maturity date specified in the applicable Notice of Swing Line Borrowing (which maturity shall be no later than the seventh day after the requested date of such Borrowing) and the Revolving Credit Facility Termination Date.

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(d)        Letter of Credit Advances.  The Borrower shall repay to the Administrative Agent for the account of the Issuing Banks and each Revolving Credit Lender that has made a Letter of Credit Advance the outstanding principal amount of each Letter of Credit Advance made by each of them on the earlier of (i) the date of demand therefor and (ii) the Revolving Credit Facility Termination Date.

Section 2.05        Termination or Reduction of Commitments.    (a)    Optional.    The Borrower may, upon at least two Business Days’ notice to the Administrative Agent, terminate in whole or reduce in part the unused portions of the Swing Line Facility, the Letter of Credit Sublimit, the Unused Revolving Credit Commitments and/or the Unused Term Commitments; provided, however, that each partial reduction shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

(b)        Mandatory.

(i)        The Term Commitments shall be automatically and permanently reduced and terminated (i) on September 30, 2017, by the amount, if any, by which the aggregate Term Commitments exceed the Term Advances outstanding on such date (after giving effect to any Borrowing on such date) and (ii) upon the making of the Term Advances pursuant to Section 2.01, by the amount, if any, by which the aggregate Term Commitments exceed the Term Advances outstanding following the making of such Advances.

(ii)        The Letter of Credit Sublimit shall be automatically and permanently reduced from time to time on the date of each reduction in the Revolving Credit Facility by the amount, if any, by which the amount of the Letter of Credit Sublimit exceeds the Revolving Credit Facility after giving effect to such reduction of the Revolving Credit Facility.

(iii)        The Swing Line Facility shall be permanently reduced from time to time on the date of each reduction in the Revolving Credit Facility by the amount, if any, by which the amount of the Swing Line Facility exceeds the Revolving Credit Facility after giving effect to such reduction of the Revolving Credit Facility.

(c)        Application of Commitment Reductions. Upon each reduction of the applicable Facility pursuant to this Section 2.05, the Commitment of each of the Revolving Credit Lenders or Term Lenders, as the case may be, shall be reduced by such Lender’s Pro Rata Share of the amount by which such Facility is reduced in accordance with the Lenders’ respective Commitments under such Facility.

Section 2.06     Prepayments.    (a)  Optional.   The Borrower may, upon at least one Business Day’s notice to the Administrative Agent received not later than 11:00 A.M. (New York, New York time) stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of Advances, in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (i) each partial prepayment shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof or, if less, the aggregate outstanding principal amount of any Advance and (ii) that no prepayment of Eurodollar Advance shall be permitted pursuant to this Section 2.06 other than on the last day of the Interest Period applicable thereto unless such prepayment is accompanied by the payment of the amounts required by Section 9.04(c) if the applicable Lender has provided the Borrower with adequate notice of the amount of the same. Each prepayment of the Term Advances pursuant to this Section 2.06(a) shall be applied to the scheduled amortization payments under the Term Facility as directed by the Borrower.

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(b)        Mandatory.

(i)        If at any time any Loan Party or any of its Subsidiaries shall receive Net Cash Proceeds from (x) any Asset Sale or (y) any Recovery Event and, unless and to the extent that a Reinvestment Notice shall be delivered in respect thereof, the Borrower shall, within five Business Days after the date of the receipt of such Net Cash Proceeds by such Loan Party or any of its Subsidiaries prepay an aggregate principal amount of outstanding Term Advances equal to 100% of such Net Cash Proceeds; provided, that, notwithstanding the foregoing, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Advances.

(ii)        If at any time any Loan Party or any of its Subsidiaries shall receive Net Cash Proceeds from the issuance or incurrence of any Debt (other than any Debt permitted under Section 5.02(b)), the Borrower shall, within one Business Day after the date of receipt of such Net Cash Proceeds by such Loan Party or any of its Subsidiaries, prepay the Term Advances in an amount equal to 100% of such Net Cash Proceeds.

(iii)        The Borrower shall, on each Business Day, if applicable, prepay (with no corresponding commitment reduction) an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings, Unreimbursed Amounts, the Letter of Credit Advances and the Swing Line Advances (and/or deposit cash collateral in respect of Letters of Credit then outstanding) in an amount equal to the amount by which (A) the sum of (x) the aggregate principal amount of the Revolving Credit Advances, Unreimbursed Amounts, the Letter of Credit Advances and the Swing Line Advances then outstanding plus (y) the aggregate Available Amount of all Letters of Credit then outstanding exceeds (B) the aggregate Revolving Credit Commitments.

(iv)        The Borrower shall, on each Business Day, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such L/C Cash Collateral Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Sublimit on such Business Day.

(v)        Prepayments of the Revolving Credit Facility made pursuant to clause (iv) above shall be first applied to prepay Letter of Credit Advances then outstanding, if any, until such Advances are paid in full, second applied to prepay Swing Line Advances then outstanding until such Advances are paid in full, third applied ratably to prepay Revolving Credit Advances then outstanding, if any, comprising part of the same Borrowings until such Advances are paid in full and fourth, if required under Section 2.03(g), deposited in the L/C Cash Collateral Account. Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the applicable Issuing Bank or Revolving Credit Lenders, as applicable.

(vi)        All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid, and, if any such prepayment is made on a day other than on the last day of the Interest Period applicable thereto, such prepayment shall be accompanied by the payment of the amounts required by Section 9.04(c) if the applicable Lender has provided the Borrower with adequate notice of the amount of the same. Each prepayment of the outstanding Term Advances made under this

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Section 2.06(b) shall be applied pro rata to the remaining principal repayment installments thereof.

(vii)        Notwithstanding anything in this Section 2.06(b) to the contrary, to the extent that the Borrower has determined in good faith and has documented in reasonable detail to the reasonable satisfaction of the Administrative Agent, that any portion of a distribution to any Loan Party of any Net Cash Proceeds pursuant to Section 2.06(b)(i) and (ii), in respect of Net Cash Proceeds of any Foreign Subsidiary, would (i) result in material adverse tax consequences, (ii) result in a material breach of any agreement governing Debt of such Foreign Subsidiary permitted to exist or to be incurred by such Foreign Subsidiary under the terms of this Agreement and/or (iii) be limited or prohibited under applicable local law, the application of such Net Cash Proceeds to the prepayment of the Term Facility pursuant to this Section 2.06(b) shall be deferred on terms to be agreed between the Borrower and the Administrative Agent; provided that in each case the relevant Loan Party and/or Subsidiaries of such Loan Party shall take commercially reasonable steps (except to the extent that any such steps result in material cost or tax to the Borrower or any of its Subsidiaries) to minimize any such adverse tax consequences and/or to obtain any exchange control clearance or other consents, permits, authorizations or licenses which are required to enable such Net Cash Proceeds to be repatriated or advanced to, and applied by, the relevant Loan Party in order to effect such a prepayment.

Section 2.07 Interest.    (a)  Scheduled Interest. The Borrower shall pay interest on each Revolving Credit Advance or Term Advance owing to each Lender from the date of such Revolving Credit Advance or Term Advance, as the case may be, until such principal amount shall be paid in full, at the following rates per annum:

(i)        Base Rate Advances.  During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable quarterly in arrears on the first Business Day following each Fiscal Quarter during such periods and upon repayment of such Advance.

(ii)        Eurodollar Rate Advances.   During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance plus (B) the Applicable Margin in effect from time to time, payable in arrears on the last Business Day of such Interest Period and, if such Interest Period has a duration of more than 90 days, every 90 days from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

(b)        Default Interest.  The Borrower shall pay interest, (i) upon the occurrence and during the continuance of an Event of Default under Section 6.01(a) or (f) on overdue principal in respect of the Advances owing to the Lenders, payable in arrears on the dates referred to in clause (a) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a) and (ii) to the fullest extent permitted by law, on the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum applicable to Base Rate Advances.

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(c)        Notice of Interest Rate.   Promptly after receipt of a Notice of Borrowing pursuant to Section 2.02(a), the Administrative Agent shall give notice to the Borrower and each Lender of the interest rate determined by the Administrative Agent for purposes of clause (a) above.

Section 2.08  Fees.   (a)  Commitment Fees. The Borrower shall pay to the Administrative Agent a commitment fee (i) for the account of the Revolving Credit Lenders, from the date hereof in the case of each Revolving Credit Lender party to this Agreement on the Closing Date, from the Amendment No. 1 Effective Date in the case of each other Revolving Credit Lender party to this Agreement on the Amendment No. 1 Effective Date, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Revolving Credit Lender in the case of each other such Revolving Credit Lender until the Revolving Credit Facility Termination Date, payable in quarterly in arrears on the first Business Day following each Fiscal Quarter and on the Revolving Credit Facility Termination Date, at the rate per annum on the average daily unused portion of the Unused Revolving Credit Commitment of such Lender, equal to the percentage set forth in the definition of “Applicable Margin” for commitment fees for the relevant Total Net Leverage Ratio on such date, and (ii) for the account of the Term Lenders, from the Amendment No. 1 Effective Date in the case of each Term Lender party to this Agreement on the Amendment No. 1 Effective Date, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Term Lender in the case of each other such Term Lender which becomes a Term Lender prior to the Term Facility Commitment Termination Date, until the Term Facility Commitment Termination Date, payable in quarterly in arrears on the first Business Day following each Fiscal Quarter and on the Term Facility Commitment Termination Date, at the rate per annum on the average daily unused portion of the Unused Term Commitment of such Lender, equal to the percentage set forth in the definition of “Applicable Margin” for commitment fees for the relevant Total Net Leverage Ratio on such date;

provided, however, that no commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

(b)        Letter of Credit Fees, Etc.

(i)        The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender a commission, payable quarterly in arrears on the first Business Day of each Fiscal Quarter, on the earliest to occur of the full drawing, expiration, termination or cancellation of any such Letter of Credit and on the Revolving Credit Facility Termination Date, on such Revolving Credit Lender’s Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time at a rate per annum equal to the Applicable Margin for Eurodollar Rate Advances under the Revolving Credit Facility.

(ii)        The Borrower shall pay to the Issuing Banks, for their own account, (A) ratably, a fronting fee, payable quarterly in arrears on the first Business Day following each Fiscal Quarter and on the Revolving Credit Facility Termination Date, on the average daily Available Amount during such quarter of all Letters of Credit, from the Closing Date until the Revolving Credit Facility Termination Date, at the rate of 0.125% per annum and (B) the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Banks.

Section 2.09    Conversion of Advances.    (a)  Optional.  The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions

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of Section 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(c), no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c) and each Conversion of Advances comprising part of the same Borrowing shall be made ratably among the Lenders in accordance with their Commitments. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower.

(b)        Mandatory.

(i)        On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall, at the end of the applicable Interest Period, automatically Convert into Base Rate Advances.

(ii)        If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

(iii)        Upon the occurrence and during the continuance of any Event of Default, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (y) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

Section 2.10    Increased Costs, Etc.  (a)  If a Change in Law shall (i) result in any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or amend or of issuing, amending or maintaining or participating in Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances with respect to its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto) or (ii) subject any Lender Party or Agent to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost or Taxes; provided, however, that a Lender Party claiming additional amounts under this Section 2.10(a) agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost or Taxes that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to the amount of such increased cost or Taxes, submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

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(b)        If any Lender Party determines that (i) compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) or (ii) a Change in Law affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital or liquidity is increased by or based upon the existence of such Lender Party’s commitment to lend or to issue, amend, or participate in Letters of Credit hereunder and other commitments of such type or the issuance, amendment, maintenance of or participation in the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party or such corporation (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital or liquidity to be allocable to the existence of such Lender Party’s commitment to lend or to issue, amend, or participate in Letters of Credit hereunder or to the issuance, amendment, maintenance of or participation in any Letters of Credit. A certificate as to such amounts submitted to the Borrower by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

(c)        If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

(d)        Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurodollar Rate Advance will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided, however, that, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

Section 2.11    Payments and Computations.

(a)        The Borrower shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.15), not later than 11:00 A.M. (New York, New York time) on the day when due (or, in the case of payments made by the Borrower or any Guarantor pursuant to Section 8.01, on the date of demand therefor) in U.S. dollars to the Administrative Agent at the Administrative Agent’s Account in same day funds.

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The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

(b)        If the Administrative Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each Lender Party ratably in accordance with such Lender Party’s proportionate share of the principal amount of all outstanding Advances and the Available Amount of all Letters of Credit then outstanding, in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender Party, and for application to such principal installments, as the Administrative Agent shall direct.

(c)        The Borrower hereby authorizes each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time against any or all of the Borrower’s accounts with such Lender Party any amount so due. Each of the Lender Parties hereby agrees to notify the Borrower promptly (and in any event within two (2) Business Days thereof) after any such setoff and application shall be made by such Lender Party; provided, however, that the failure to give such notice shall not affect the validity of such charge.

(d)        All computations of interest based on the Base Rate, of fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

(e)        Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

(f)        Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender Party hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such

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payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate.

Section 2.12    Taxes.    (a)  Except as required by applicable law, any and all payments by any Loan Party to or for the account of any Lender Party or any Agent hereunder or under any other Loan Document shall be made, in accordance with Section 2.11 or the applicable provisions of such other Loan Document, if any, free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto (collectively, “Taxes”). If any Loan Party shall be required by applicable law (as determined in the good faith discretion of an applicable withholding agent) to deduct or withhold any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to any Lender Party or any Agent, then (i) the applicable Loan Party shall be entitled to make all such deductions or withholdings and shall timely pay the full amount thereof to the relevant Governmental Authority in accordance with applicable law and (ii) except in the case of Excluded Taxes, the sum payable by such Loan Party shall be increased as may be necessary so that after such Loan Party and the Administrative Agent have made all required deductions and withholding (including deductions and withholding applicable to additional sums payable under this Section 2.12) such Lender Party or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholding been made.

(b)        Each Loan Party shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law or, at the option of the Administrative Agent, timely reimburse it for the payment of such Other Taxes.

(c)        Except as otherwise provided herein, the Loan Parties shall, within 10 days after demand therefor, indemnify each Lender Party and each Agent for and hold them harmless against the full amount of (i) any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.12) imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document, (ii) without duplication, Other Taxes imposed on or paid by such Lender Party or such Agent, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, but, in each case, excluding penalties, interest or other expenses to the extent attributable to the gross negligence or willful misconduct of the Person claiming such indemnity. A certificate as to the amount of such Taxes and liabilities delivered to the Borrower shall be conclusive absent manifest error.

(d)        [Reserved].

(e)        Within 30 days after the date of any payment of Taxes to a Governmental Authority pursuant to this Section 2.12, the appropriate Loan Party shall furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing such payment, to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent.

(f)        Documentation.

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(i)        Any Lender Party that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender Party, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender Party is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.12(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender Party’s reasonable judgment such completion, execution or submission would subject such Lender Party to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)        Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Borrower,

(A)        any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals or, as permitted by applicable law, copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)        any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

1)

in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals or, as permitted by applicable law, copies of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

2)	executed originals or, as permitted by applicable law, copies of IRS Form W-8ECI;

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3)

in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Internal Revenue Code Section 881(c) of the, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Internal Revenue Code Section 881(c)(3)(A), a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Internal Revenue Code Section 881(c)(3)(C) (a “U.S. Tax Compliance Certificate”) and (y) executed originals or, as permitted by applicable law, copies of IRS Form W-8BEN or W-8BEN-E, as applicable; or

4)

to the extent a Foreign Lender is not the beneficial owner, executed originals or, as permitted by applicable law, copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner.

(C)        any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals or, as permitted by applicable law, copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)        if a payment made to a Lender Party under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender Party were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Internal Revenue Code Section 1471(b) or 1472(b), as applicable), such Lender Party shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Internal Revenue Code Section 1471(b)(3)(C)(i)) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender Party has complied with such Lender Party’s obligations under FATCA or to determine the amount to deduct and

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withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii)        Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)         If any Lender Party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes paid or reimbursed by any Loan Party pursuant to this Section 2.12 (including by the payment of additional amounts pursuant to this Section 2.12), such Lender Party shall, as soon as reasonably practicable, pay to such Loan Party an amount equal to such refund (but only to the extent of the indemnity payments made under this Section 2.12 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses in securing such refund. The Borrower or other Loan Party, upon the request of such Lender Party, shall, as soon as reasonably practicable, repay to such Lender Party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Lender Party is required to repay such refund to the relevant Governmental Authority. Notwithstanding anything to the contrary in this paragraph, in no event will the Lender Party be required to pay any amount to a Loan Party the payment of which would place the Lender Party in a less favorable net after-Tax position than the Lender Party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any Lender Party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to a Loan Party or any other Person.

Section 2.13    Sharing of Payments, Etc.  If any Lender Party shall obtain at any time any payment, whether voluntary, involuntary, through the exercise of any right of set off, or otherwise (other than pursuant to Section 2.10, 2.12, 9.04 or 9.07), (a) on account of Obligations due and payable to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time (other than pursuant to Section 2.10, 2.12, 9.04 or 9.07) to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time (other than pursuant to Section 2.10, 2.12, 9.04 or 9.07) in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time (other than pursuant to Section 2.10, 2.12, 9.04 or 9.07) to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party’s ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party’s ratable share (according to the proportion of (i) the

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amount of such other Lender Party’s required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such participation.

Section 2.14      Use of Proceeds.  The proceeds of the Revolving Credit Advances, the Swing Line Advances and the Letters of Credit shall only be utilized to provide financing for working capital, capital expenditures and other general corporate purposes of the Borrower and its Subsidiaries. The proceeds of the Term Advances shall only be utilized to provide financing for general corporate purposes of the Borrower and its Subsidiaries, including the repurchase and/or repayment of the 2021 Senior Notes.

Section 2.15      Defaulting Lenders.   (a)   In the event that, at any time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, the Borrower shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.01. Such Advance shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01, even if the other Advances comprising such Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a). The Borrower shall notify the Administrative Agent at any time the Borrower exercises its right of set-off pursuant to this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.15.

(b)        In the event that, at any time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to the Administrative Agent or any of the other Lender Parties and (iii) the Borrower shall make any payment as provided in Section 2.08 hereunder or under this Agreement or any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Lender Parties and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this

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Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Lender Parties, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent and such other Lender Parties and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent and the other Lender Parties, in the following order of priority:

(i)        first, to the Administrative Agent for any Defaulted Amount then owing to the Administrative Agent in its capacity as Administrative Agent; and

(ii)        second, to the Issuing Banks and the Swing Line Lender for any Defaulted Amounts then owing to them, in their capacities as such, ratably in accordance with such respective Defaulted Amounts then owing to the Issuing Banks and the Swing Line Lender; and

(iii)        third, to any other Lender Parties for any Defaulted Amounts then owing to such other Lender Parties, ratably in accordance with such respective Defaulted Amounts then owing to such other Lender Parties.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.15.

    (c)        In the event that, at any time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, the Administrative Agent or any other Lender Party shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower or such other Lender Party shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with CITI, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be CITI’s standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent or any other Lender Party, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

(i)        first, to the Administrative Agent for any amount then due and payable by such Defaulting Lender to the Administrative Agent hereunder in its capacity as Administrative Agent;

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(ii)        second, to the Issuing Banks and the Swing Line Lender for any amounts then due and payable to them hereunder, in their capacities as such, by such Defaulting Lender, ratably in accordance with such respective amounts then due and payable to the Issuing Banks and the Swing Line Lender;

(iii)        third, to any other Lender Parties for any amount then due and payable by such Defaulting Lender to such other Lender Parties hereunder, ratably in accordance with such respective amounts then due and payable to such other Lender Parties; and

(iv)        fourth, to the Borrower for any Advance then required to be made by such Defaulting Lender pursuant to a Commitment of such Defaulting Lender.

In the event that any Lender Party that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender Party shall be distributed by the Administrative Agent to such Lender Party and applied by such Lender Party to the Obligations owing to such Lender Party at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

    (d)        In the event that, at any time, any Lender Party shall be a Defaulting Lender such Defaulting Lender shall not be entitled to receive any commitment fee for any period during which such Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such commitment fee that otherwise would have been required to have been paid to such Defaulting Lender).

    (e)        The rights and remedies against a Defaulting Lender under this Section 2.15 are in addition to other rights and remedies that the Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and that the Administrative Agent or any Lender Party may have against such Defaulting Lender with respect to any Defaulted Amount.

Section 2.16      Evidence of Debt.   (a)   The Advances made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Advances made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Advances in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, amount and maturity of its Advances and payments with respect thereto.

    (b)        In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

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Section 2.17      Replacement of Certain Lenders.   In the event a Lender (“Affected Lender”) shall have (a) become a Defaulting Lender under Section 2.15, (b) requested compensation from the Borrower under Section 2.12 with respect to Taxes or Other Taxes or with respect to increased costs or capital or under Section 2.10 or other additional costs incurred by such Lender which, in any case, are not being incurred generally by the other Lenders, or (c) delivered a notice pursuant to Section 2.10(d) claiming that such Lender is unable to extend Eurodollar Rate Advances to the Borrower for reasons not generally applicable to the other Lenders, then (1) the Borrower may prepay the outstanding principal amount of such Affected Lender’s Advances in whole (together with accrued interest to the date thereof on the principal amount prepaid) pursuant to Section 2.06 and reduce the Commitment of such Affected Lender to zero (unless, within five (5) Business Days after receipt by the Affected Lender of notice from the Borrower that the Borrower intends to prepay and reduce the Commitment of the Affected Lender to zero, in the event that such Lender is an Affected Lender pursuant to (i) clause (a) above, such Lender no longer is a Defaulting Lender, (ii) clause (b) above, such Lender withdraws the request for compensation as set forth in clause (b) above or (iii) clause (c) above, such Lender withdraws the notice delivered pursuant to Section 2.10(d) claiming that such Lender is unable to extend Eurodollar Rate Advances (as noted in clause (c) above) and extends such Eurodollar Rate Advances to the Borrower) and such Affected Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 9.04, as well as to any fees accrued for its account hereunder and not paid, and shall continue to be obligated under Section 7.07 with respect to losses, obligations, liabilities, damages, penalties, actions, judgments, costs, expenses or disbursements for matters which occurred prior to the reduction of the Commitment of such Affected Lender, or (2) the Borrower or the Administrative Agent may make written demand on such Affected Lender (with a copy to the Administrative Agent in the case of a demand by the Borrower and a copy to the Borrower in the case of a demand by the Administrative Agent) for the Affected Lender to assign, and such Affected Lender shall use commercially reasonable efforts to assign pursuant to one or more duly executed Assignments and Acceptances within five (5) Business Days after the date of such demand, to one or more financial institutions that comply with the provisions of Section 9.07 which the Borrower or the Administrative Agent, as the case may be, shall have engaged for such purpose (“Replacement Lender”), all of such Affected Lender’s rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment, all Advances owing to it, all of its participation interests in existing Letters of Credit, and its obligation to participate in additional Letters of Credit hereunder) in accordance with Section 9.07. The Administrative Agent is authorized to execute one or more of such Assignments and Acceptances as attorney-in-fact for any Affected Lender failing to execute and deliver the same within five (5) Business Days after the date of such demand. Further, with respect to such assignment, the Affected Lender shall have concurrently received, in cash, all amounts due and owing to the Affected Lender hereunder or under any other Loan Document; provided that upon such Affected Lender’s replacement, such Affected Lender shall cease to be a party hereto but shall continue to be entitled to the benefits, and subject to the obligations, of Sections 2.10, 2.12 and 9.04, as well as to any fees accrued for its account hereunder and not yet paid, and shall continue to be obligated under Section 7.07 with respect to losses, obligations, liabilities, damages, penalties, actions, judgments, costs, expenses or disbursements for matters which occurred prior to the date the Affected Lender is replaced.

Section 2.18      Incremental Facilities. (a) The Borrower may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request one or more tranches of term loans (each an “Incremental Term Facility”) or one or more additional revolving facilities or an increase in the amount of the Revolving Credit Facility (each such additional facility or increase being an “Incremental Revolving Facility”; together with the Incremental Term Facilities, each an “Incremental Facility”), provided that (i) at the time and after the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall have occurred and be continuing (or, in the event such Incremental

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Facility is incurred in connection with a Permitted Acquisition or Investment permitted hereunder, (1) no Default or Event of Default shall have occurred and be continuing at the time a commitment to consummate such Permitted Acquisition or Investment is signed and (2) no Default or Event of Default under Section 6.01(a) or (f) shall have occurred and be continuing at the time such Permitted Acquisition or Investment is consummated), and (ii) the aggregate principal amount of the Incremental Facilities shall not exceed the greater of (x) (A) $750,000,000 less (B) the aggregate principal amount of Incremental Facilities and Incremental Equivalent Debt incurred or issued in reliance on clause (x)(A) above plus (y) an unlimited amount if, after giving effect thereto (assuming on the effective date thereof (1) the funding in full of an Incremental Revolving Facility and (2) the proceeds from the funding of such Incremental Facility shall not be netted against the applicable amount of Consolidated Total Debt for purposes of the calculation of the First Lien Net Leverage Ratio set forth in this paragraph below), the First Lien Net Leverage Ratio determined on a pro forma basis would not exceed 1.50:1.00 (the sum of the amounts specified in this clause (ii) (less the aggregate principal amount of any Incremental Facility that has become effective on or prior to the date of determination) the “Available Incremental Amount”). Each Incremental Facility shall be in an aggregate principal amount that is not less than $50,000,000 unless approved by the Administrative Agent (provided that such amount may be less than $50,000,000 if such amount represents all remaining availability under the limit set forth in the preceding sentence).

    (b)    (i) The maturity date of any Incremental Revolving Facility (the “Incremental Revolving Facility Maturity Date”) shall not be earlier than the commitment termination date of the Revolving Credit Facility nor have a weighted average life which is shorter than the then remaining weighted average life of the Revolving Credit Facility, (ii) the terms and conditions applicable to any Incremental Revolving Facility (other than with respect to maturity, which shall be governed by the preceding clause (i)) shall be, if not substantially consistent with the terms of the existing Revolving Credit Facility (other than interest rate margins and commitment/facility fees), shall be reasonably satisfactory to the Administrative Agent (it being understood that, to be extent that any financial maintenance covenant is added for the benefit of any Incremental Revolving Facility, no consent shall be required from the Administrative Agent or any of the Lenders to the extent that such financial maintenance covenant is (1) also added for the benefit of the Revolving Credit Facility or (2) only applicable after the latest maturity of the Revolving Credit Facility) and (iii) the Applicable Margin and commitment/facility fees relating to any Incremental Revolving Facility shall be as agreed by the Borrower and the Lenders providing such Incremental Revolving Facility.

    (c)    (i) The maturity date of any Incremental Term Facility (the “Incremental Term Facility Maturity Date”) shall not be earlier than the then Latest Maturity Date and the weighted average life to maturity of any Incremental Term Facility shall be no shorter than the market terms for facilities of equivalent tenor and similar nature at the time of such incurrence for a term facility, as determined in good faith by the Borrower and the Administrative Agent, (ii) any Incremental Term Facility will rank pari passu with the Revolving Credit Facility and the Term Facility in right of payment and security, subject to the Intercreditor Agreement or intercreditor arrangements reasonably satisfactory to the Administrative Agent), (iii) subject to clause (i) above, the amortization schedule applicable to any Incremental Term Facility shall be determined by the Borrower and the lenders thereunder, (iv) any fees payable in connection with any Incremental Facility shall be determined by the Borrower and the arrangers and/or lenders providing such Incremental Facility, (v) any Incremental Term Facility shall provide for mandatory prepayment events which shall be no more favorable to the lenders under such Incremental Term Facility than market terms for prepayment events for similar term loan facilities at the time of incurrence, as determined in good faith by the Borrower and the Administrative Agent, (vi) the all-in yield (whether in the form of interest rate margins, original issue discount, upfront fees or a LIBOR or Base Rate floor but excluding any structuring, commitment and arranger fees or other similar fees) applicable to any Incremental Facility will be determined by the

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Borrower and the lenders providing such Incremental Facility and (vii) except as otherwise required or permitted in clauses (i) through (vi) above, all other terms of such Incremental Facility, if not substantially consistent with the terms of the existing Revolving Credit Facility, shall be reasonably satisfactory to the Administrative Agent other than (x) terms that are only applicable to periods after the Latest Maturity Date and (y) terms and conditions which do not apply to any then-existing Facility (it being understood that, to the extent that any financial maintenance covenant is added for the benefit of any Incremental Facility, no consent shall be required from the Administrative Agent or any of the Lenders to the extent that such financial maintenance covenant is (1) also added for the benefit of the Revolving Credit Facility or (2) only applicable after the latest Maturity of the Revolving Credit Facility).

    (d)        Each Incremental Facility may be provided by any existing Lender or by any Eligible Assignee selected by the Borrower (any such other financial institution or fund being called an “Additional Lender”), provided that the Administrative Agent shall have consented (not to be unreasonably withheld) to such Lender’s or Additional Lender’s providing such Incremental Facility if such consent would be required under Section 9.07 for an assignment of Advances to such Lender or Additional Lender. Commitments in respect of Incremental Facilities shall become Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.18. The effectiveness of any Incremental Amendment shall be subject (except as specifically set forth in this Section 2.18) to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 3.02 (it being understood that (i) all references to the date of making of an Extension of Credit or similar language in such Section 3.02 shall be deemed to refer to the effective date of such Incremental Amendment, and (ii) in the case of an Incremental Facility being used to finance a Permitted Acquisition or a permitted Investment hereunder, the representations and warranties may be limited to customary “SunGard” provisions and the Lenders and Additional Lenders providing the applicable Incremental Facility may waived the making of any representation or warranty). The Borrower will use the proceeds of the Incremental Facilities for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any Incremental Facility, unless it so agrees. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this paragraph.

    (e)        To the extent not already provided, the Administrative Agent shall provide notice to all of the Lenders of the proposed Incremental Amendment by not later than the same date established in the Incremental Amendment (if any) for applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act

    (f)        This Section 2.18 shall supersede any provisions in Section 9.01 to the contrary. Notwithstanding any other provision of any Loan Document, the Loan Documents may be amended by the Administrative Agent and the Loan Parties, if necessary, to provide for terms applicable to each Incremental Facilities.

Section 2.19        Extended Facilities.

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(a)        The Borrower may at any time and from time to time request that (x) all or any portion of the Revolving Credit Commitments (the “Existing Revolving Facility”) be converted to extend the scheduled maturity date(s) and/or termination date(s) of any payment of principal with respect to all or a portion of the loans or commitments in respect of the Existing Revolving Facility (such portion of the Revolving Credit Facility which has been so amended, an “Extended Revolving Facility”) and to provide for other terms consistent with this Section 2.19 or (y) all or any portion of the Term Commitments or Term Advances (the “Existing Term Facility” and together with the Existing Revolving Facility, the “Existing Facilities”) be amended to extend the scheduled maturity date(s) and/or termination date(s) of any payment of principal with respect to all or a portion of the Term Advances or Term Commitments in respect of the Existing Term Facility (such portion of the Term Facility which has been so amended, an “Extended Term Facility” and together with the Extended Revolving Facility, the “Extended Facilities”) and to provide for other terms consistent with this Section 2.19. In order to establish any Extended Facility, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Facility) (an “Extension Request”) setting forth the proposed terms of the Extended Facility to be established which shall be substantially identical to the Existing Facility which is being converted except that:

(i)        all or any of the scheduled payments of principal (including the maturity date) and/or termination dates of the Extended Facility may be delayed to later dates than the scheduled payments of principal (including the maturity date) and/or termination dates of such Existing Facility to the extent provided in the applicable Extension Amendment;

(ii)        the interest margins and commitment fees with respect to the Extended Facility may be different than the interest margins and commitment fees for the Existing Facility and upfront fees may be paid to the Extending Lenders, in each case, to the extent provided in the applicable Extension Amendment;

(iii)        the Extension Amendment may provide for other covenants and terms that apply solely to any period after the latest final maturity or termination date of the Commitments in effect or Advances outstanding on the effective date of the Extension Amendment immediately prior to the establishment of such Extended Facility; and

(iv)        no commitments in respect of such Extended Facility may be optionally reduced or terminated prior to the date on which the commitments under the Existing Facility from which they were converted are terminated unless such optional reduction or termination is accompanied by a pro rata optional reduction of the commitments under such Existing Facility.

(b)        Any Extended Facility converted pursuant to any Extension Request shall be designated a series (an “Extension Series”) of Revolving Credit Commitments or Term Advances (in each case, as extended) for all purposes of this Agreement; provided that any Extended Revolving Facility or Extended Term Facility, as applicable, converted from an Existing Revolving Facility or Extended Term Facility, as applicable, may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any previously established Extension Series with respect to such Existing Revolving Facility or Extended Term Facility, as applicable.

(c)        The Borrower shall provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders under the Existing Facility are requested to respond. No Lender shall have any obligation to agree to have any of its Advances and Commitments of any Existing Facility converted into an Extended Facility pursuant to any Extension Request. Any Lender (an “Extending Lender”) wishing to have all or any portion of its Advances and Commitments under the Existing Facility

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subject to such Extension Request converted into Extended Facility, shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Advances and Commitments under the Existing Revolving Facility or Existing Term Facility, as the case may be, which it has elected to request be converted into the Extended Facility. In the event that the aggregate amount of commitments under an Existing Revolving Facility or Existing Term Facility subject to Extension Elections exceeds the amount of commitments under the Extended Facility requested pursuant to the Extension Request, commitments subject to Extension Elections shall be converted to commitments under an Extended Facility on a pro rata basis based on the amount of commitments included in each such Extension Election.

(d)        Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, (i) an Extended Facility shall be in an aggregate minimum amount of $50,000,000 and an integral multiple of $1,000,000, (ii) any Extending Lender may extend all or any portion of its Commitment or Advances pursuant to one or more Extension Requests (subject to applicable proration in the case of over participation) (including the extension of any Extended Revolving Facility), and (iii) any Extended Facility and all obligations in respect thereof shall be Obligations under this Credit Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other Obligations under this Credit Agreement and the other Loan Documents.

Extended Facilities shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement among the Borrower, the Administrative Agent and each Extending Lender providing an Extended Facility thereunder which shall be consistent with the provisions set forth in paragraph (a) above (but which shall not require the consent of any other Lender). Notwithstanding anything to the contrary herein, such Extension Amendment shall include, amongst other specifications, (1) provisions to treat extended Commitments and Advances as a separate tranche or series and the incorporation of applicable class voting rights, (2) provisions detailing whether, and the manner in which, Letters of Credit shall be transferred to an Extended Revolving Facility or remain effective under the Existing Revolving Facility, (3) that any and all accrued interest or fees (including, but not limited to, such fees described in Section 2.08 of this Agreement) shall be due and payable upon the effectiveness of any Extension Amendment, and (4) provisions for the prepayment of any Advances outstanding under the Existing Facility on the date the Extension Amendment becomes effective (including payment of any breakage costs); provided, that Advances may then be re-borrowed pursuant to a same-day Notice of Borrowing under either the Existing Facility or the Extended Facility. Each of the parties hereto hereby agrees that, upon the effectiveness of any Extension Amendment in accordance with its terms, (i) this Agreement shall be deemed amended as set forth therein, notwithstanding anything to the contrary set forth in Section 9.07, and (ii) such Extension Amendment shall be binding on the Lenders, the Loan Parties and the other parties hereto. All Extended Facilities and all obligations in respect thereof shall be Obligations under the Credit Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other Obligations under the Credit Agreement and in connection with any Extension Amendment, notwithstanding anything to the contrary set forth in Section 9.07 of this Agreement, the Loan Parties and the Collateral Agent shall enter into such amendments to the Collateral Documents as may be reasonably requested by the Collateral Agent (which shall not require any consent from any Lender) in order to ensure that the extended Commitments or Advances are provided with the benefit of the applicable Collateral Documents on a pari passu basis with the other Obligation. To the extent not already provided, the Administrative Agent shall provide notice to all of the Lenders of the proposed Extension Amendment by not later than the same date established in the Extension Amendment (if any) for applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act.

Section 2.20      Refinancing Facilities.

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(a)        The Borrower may, from time to time after the Closing Date, refinance or replace loans or commitments under the Revolving Credit Facility, the Term Facility or any Incremental Facility with one or more new term loan facilities (each, a “Refinancing Term Facility”) and new revolving credit facilities (each, a “Refinancing Revolving Facility”, together with any Refinancing Term Facility, the “Refinancing Facilities”) or with one or more additional series of senior unsecured notes or loans or senior secured notes or loans that will be secured by the Collateral on a pari passu basis with the Revolving Credit Facility, the Term Facility or applicable Incremental Facility or secured notes or loans that are junior in right of security in the Collateral (any such notes or loans, “Refinancing Notes” and together with the Refinancing Facilities, “Refinancing Debt”) pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower; provided that (i) such Refinancing Debt will rank pari passu or junior in right of payment as the other Advances and Commitments hereunder, (ii) any Refinancing Term Facility or Refinancing Notes shall not mature prior to the maturity date of, or have a shorter weighted average life than, or have mandatory prepayment provisions (other than related to change of control offers) that could result in prepayments of such Refinancing Debt prior to, the loans under the Term Facility or Incremental Term Facility being refinanced, (iii) any Refinancing Revolving Facility shall not mature (or require commitment reductions or amortization) prior to the Maturity Date for the Revolving Credit Facility or the maturity date of the revolving commitments being replaced, (iv) such Refinancing Debt will not be Guaranteed or issued by any Person that is not a Loan Party, (v) the other terms and conditions, taken as a whole, of any such Refinancing Debt (excluding pricing (as to which no “most favored nation” clause shall apply) and optional prepayment or redemption terms) are substantially similar to, or not materially less favorable to the Borrower and its Restricted Subsidiaries, than, the terms and conditions, taken as a whole, applicable to the loans or revolving commitments being refinanced or replaced (except for covenants or other provisions applicable only to periods after the latest maturity date of the Revolving Credit Facility, the Term Facility or applicable Incremental Facility), (vi) with respect to (1) Refinancing Notes secured by Collateral or (2) any Refinancing Term Facility secured by Liens on the Collateral that are junior in priority to the Liens on the Collateral securing the Term Facility or Revolving Credit Facility, such agreements or Liens will be subject to an intercreditor agreement reasonably acceptable to the Administrative Agent and (vii) the aggregate principal amount of any Refinancing Facility or Refinancing Notes shall not be greater than the aggregate principal amount (or committed amount) of the Revolving Credit Facility, the Term Facility or applicable Incremental Facility being refinanced or replaced plus any fees, premiums, original issue discount and accrued interest associated therewith, and costs and expenses related thereto, and the Revolving Credit Facility or applicable Incremental Facility being refinanced or replaced will be permanently reduced substantially simultaneously with the issuance thereof.

(b)        The Borrower shall make any request for Refinancing Debt pursuant to a written notice to the Administrative Agent specifying in reasonable detail the proposed terms thereof. Refinancing Debt may be provided, by any existing Lender (but no existing Lender will have an obligation to make any Refinancing Debt and may elect or decline, in its sole discretion, to provide such Refinancing Debt) or by any Additional Lender (each such existing Lender or Additional Lender providing such Refinancing Debt, a “Refinancing Lender”) provided that the Administrative Agent shall have consented (not to be unreasonably conditioned, withheld or delayed) to such Lender’s or Additional Lender’s providing such Refinancing Debt to the extent such consent, if any, would be required under Section 9,07 for an assignment to such Additional Lender.

(c)        Commitments in respect of Refinancing Facilities shall become Commitments under this Agreement pursuant to an amendment (a “Refinancing Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement

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and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.20. The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof (each, a “Refinancing Facility Closing Date”) of each of the conditions set forth in Section 3.02 (it being understood that all references to the date of making of an Extension of Credit or similar language in such Section 3.02 shall be deemed to refer to the effective date of such Refinancing) and such other conditions as the parties thereto shall agree.

(d)        Each class of Refinancing Debt incurred under this Section 2.20 shall be in an aggregate principal amount that is (x) not less than $50,000,000. Any Refinancing Amendment relating to a Refinancing Revolving Facility may provide for the issuance of Letters of Credit or the provision to the Borrower of Swing Line Advances, pursuant to any revolving credit facility established thereby, in each case on terms substantially equivalent to the terms applicable to Letters of Credit and Swing Line Advances under the Revolving Credit Commitments.

(e)        This Section 2.20 shall supersede any provisions in Section 9.01 to the contrary. Notwithstanding any other provision of any Loan Document, the Loan Documents may be amended by the Administrative Agent and the Loan Parties, if necessary, to provide for terms applicable to each Refinancing Amendment.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

Section 3.01      Conditions Precedent to the Closing Date. This Agreement shall become effective on and as of the first date on which the following conditions precedent have been satisfied (and the obligation of each Lender to make an Advance or of the Issuing Bank to issue a Letter of Credit on the occasion of the Initial Extension of Credit hereunder is subject to the satisfaction of such conditions precedent before or concurrently with the Closing Date):

(a)        The Administrative Agent shall have received on or before the Closing Date the following, each dated such day (unless otherwise specified), in form and substance reasonably satisfactory to the Lenders (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender:

(i)        Duly executed counterparts of this Agreement.

(ii)        The Notes payable to the order of the Lenders to the extent requested in accordance with Section 2.16(a).

(iii)        The Security Agreement, together with evidence that all other actions that the Collateral Agent may reasonably deem necessary or desirable in order to perfect and protect the liens and security interests created under the Collateral Documents and the required priority thereof has been taken.

(iv)        Certified copies of the resolutions of the boards of directors of each of the Borrower and each Guarantor approving the execution and delivery of this Agreement and each other Loan Document to which it is, or is intended to be a party, and of all documents evidencing other necessary constitutive action and, if any, material governmental and other

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third party approvals and consents, if any, with respect to this Agreement, the other Transactions and each other Loan Document.

(v)        A copy of the charter or other constitutive document of each Loan Party and each amendment thereto, certified (as of a date reasonably acceptable to the Administrative Agent) by the Secretary of State of the jurisdiction of its incorporation or organization, as the case may be, thereof as being a true and correct copy thereof.

(vi)        A certificate of each Loan Party signed on behalf of such Loan Party by a Responsible Officer, dated the Closing Date (the statements made in which certificate shall be true on and as of the Closing Date), certifying as to (A) the accuracy and completeness of the charter (or other applicable formation document) of such Loan Party and the absence of any changes thereto; (B) the accuracy and completeness of the bylaws (or other applicable organizational document) of such Loan Party as in effect on the date on which the resolutions of the board of directors (or persons performing similar functions) of such Person referred to in Section 3.01(a)(iv) were adopted and the absence of any changes thereto (a copy of which shall be attached to such certificate); (C) the absence of any proceeding known to be pending for the dissolution, liquidation or other termination of the existence of such Loan Party; (D) the accuracy in all material respects of the representations and warranties made by such Loan Party in the Loan Documents to which it is or is to be a party as though made on and as of the Closing Date, before and after giving effect to all of the Borrowings and the issuance of all of the Letters of Credit to be made on such date (including the migration of any Existing Letters of Credit) and to the application of proceeds, if any, therefrom; (E) the absence of any event occurring and continuing, or resulting from any of the Borrowings or the issuance of any of the Letters of Credit to be made on the Closing Date (including the migration of any Existing Letters of Credit) or the application of proceeds, if any, therefrom, that would constitute a Default; and (F) the absence of a Material Adverse Effect since December 31, 2015.

(vii)        A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Agreement and the other documents to be delivered hereunder.

(viii)        Certificates, in substantially the form of Exhibit I attesting to the Solvency of the Borrower and its Restricted Subsidiaries, on a consolidated basis (after giving effect to the Transactions), from its Chief Financial Officer or other financial officer.

(ix)        Copies of (i) at least five (5) days prior to the Closing Date, audited financial statements of the Borrower and its Subsidiaries for each of the three most recently-ended Fiscal Years ending more than 90 days prior to the Closing Date; and (ii) customary unaudited pro forma financial statements as to the Borrower and its Subsidiaries giving effect to the Transactions, in each case prepared in a manner consistent with the projections in the presentation provided by the Borrower dated May 5, 2016.

(x)        To the extent applicable, a Notice of Borrowing for any Borrowing to be made, and/or one or more Letter of Credit Applications for each Letter of Credit (other than any Existing Letter of Credit) to be issued, on the Closing Date.

(xi)        A favorable opinion of (A) Paul, Weiss, Rifkind, Wharton & Garrison, LLP, counsel to the Loan Parties, in substantially the form of Exhibit D-1 hereto, and addressing such other matters as the Lenders may reasonably request (including as to Delaware corporate law

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matters), and (B) Shumaker, Loop & Kendrick, LLP, Michigan counsel to the Loan Parties, in substantially the form of Exhibit D-2 hereto and addressing such other matters as the Lenders may reasonably request.

(xii)      Since December 31, 2015, there shall not have occurred a Material Adverse Effect.

(xiii)      (A) All costs, fees and expenses (including, without limitation, legal fees and expenses for which the Borrower has received an invoice at least one (1) day prior to the Closing Date) and other compensation contemplated by the Fee Letter and payable to the Agents or the Lender Parties shall have been paid in full in cash to the extent due and payable and (B) the Administrative Agent shall have received evidence reasonably satisfactory to it of the repayment of all Debt under the Existing Credit Agreement, at which time all commitments, security interests and guarantees in respect of such Debt and the related documents thereunder will be terminated, returned and discharged in full (other than obligations which by their terms survive termination and the Existing Letters of Credit deemed to be issued hereunder) and the Borrower shall have, substantially concurrently with the initial extension of credit hereunder, delivered to the Administrative Agent copies of all documents or instruments evidencing or necessary to release all Liens on the Collateral securing such Debt.

(xiv)      The Lenders shall have received, at least five (5) days prior to the Closing Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act.

Section 3.02      Conditions Precedent to Each Borrowing and Each Issuance of a Letter of Credit. Each of (a) the obligation of each Appropriate Lender to make an Advance (other than a Letter of Credit Advance to be made by the Issuing Bank or a Lender pursuant to Section 2.03(c) and as set forth in Section 2.02(b) with respect to the Swing Line Advances made by a Lender) on the occasion of each Borrowing, and (b) the obligation of the Issuing Banks to issue a Letter of Credit (including the initial issuance of a Letter of Credit hereunder) or to renew a Letter of Credit and the right of the Borrower to request a Swing Line Borrowing, shall be subject to the further conditions precedent that on the date of such Borrowing, issuance or renewal:

(a)        the following statements shall be true (and each of the giving of the applicable Notice of Borrowing or Letter of Credit Application and the acceptance by the Borrower of the proceeds of such Borrowing or the issuance or renewal of such Letter of Credit, as the case may be, shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing, issuance or renewal such statements are true):

(i)        the representations and warranties contained in each Loan Document, are correct in all material respects, only to the extent that such representation and warranty is not otherwise qualified by materiality or Material Adverse Effect on and as of such date, in which case such representation and warranty shall be true and correct in all respects, before and after giving effect to such Borrowing, issuance or renewal and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to an earlier date other than the date of such Borrowing, issuance or renewal, in which case as of such earlier date; and

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(ii)      no event has occurred and is continuing, or would result from such Borrowing, issuance or renewal or from the application of the proceeds, if any, therefrom, that constitutes a Default or Event of Default.

(b)        The Borrower shall have delivered a Notice of Borrowing.

(c)        Solely with respect to the Term Advances to be made by the Term Lenders in accordance with Section 2.01(b), (i) the Amendment No. 1 Effective Date shall have occurred, and (ii) the Borrower shall have delivered to the holders of the 2021 Senior Notes an irrevocable notice of redemption for the redemption of all outstanding principal amounts of the 2021 Senior Notes.

Section 3.03 Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the Closing Date specifying its objection thereto, and if a Borrowing occurs on the Closing Date, such Lender Party shall not have made available to the Administrative Agent such Lender Party’s ratable portion of such Borrowing.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01      Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants as follows:

(a)        Each of the Borrower and its Material Subsidiaries (i) is a corporation, partnership, limited liability company or other organization duly organized, validly existing and in good standing (or to the extent such concept is applicable to a non-U.S. entity, the functional equivalent thereof) under the laws of the jurisdiction of its incorporation or formation except where the failure to be in good standing (or the functional equivalent), individually or in the aggregate, would not have a Material Adverse Effect, (ii) is duly qualified as a foreign corporation (or other entity) and in good standing (or the functional equivalent thereof, if applicable) in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure to so qualify or be licensed and in good standing (or the functional equivalent thereof, if applicable), individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted, except where the failure to have such power or authority, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. As of the Closing Date, all of the outstanding capital stock of each Loan Party (other than the Borrower) has been validly issued, is fully paid and non assessable and is owned by the Persons listed on Schedule 4.01 hereto in the percentages specified on Schedule 4.01 hereto free and clear of all Liens, except those created under the Collateral Documents or otherwise permitted under Section 5.02(a) hereof.

(b)        Set forth on Schedule 4.01 hereto is a complete and accurate list as of the Closing Date of all Subsidiaries of the Borrower, showing as of the Closing Date (as to each such

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Subsidiary) the jurisdiction of its incorporation or organization, as the case may be, and the percentage of the Capital Stock owned (directly or indirectly) by the Borrower or its Subsidiaries.

(c)        The execution, delivery and performance by each Loan Party of this Agreement, the Notes and each other Loan Document to which it is or is to be a party, and the consummation of each aspect of the transactions contemplated hereby, are within such Loan Party’s constitutive powers, have been duly authorized by all necessary constitutive action, and do not (i) contravene such Loan Party’s constitutive documents, (ii) violate any applicable law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, or any of their properties entered into by such Loan Party after the date hereof except, in each case, other than any conflict, breach or violation which, individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Restricted Subsidiaries.

(d)        Except for the filing or recordings of Collateral Documents, filings or recordings already made or to be made pursuant to any federal law, rule or regulation or filings or recordings to be made in any jurisdiction outside of the United States, and subject to the limitations set forth in the Collateral Documents, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, the Notes or any other Loan Document to which it is or is to be a party, or for the consummation of each aspect of the transactions contemplated hereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created under the Collateral Documents or (iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents.

(e)        This Agreement has been, and each of the Notes, if any, and each other Loan Document when delivered hereunder will have been, duly executed and delivered by each Loan Party thereto. This Agreement is, and each of the Notes and each other Loan Document when delivered hereunder will be the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms, subject in each case to Debtor Relief Laws.

(f)        The Consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2015, and the related Consolidated statements of income and cash flows of Borrower and its Subsidiaries for the Fiscal Year then ended, and the interim Consolidated balance sheets of the Borrower and its Restricted Subsidiaries as at March 31, 2016 and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the respective months then ended, which have been furnished to each Lender Party present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries as of such dates and for such periods all in accordance with GAAP consistently applied (subject to year-end adjustments and in the case of unaudited financial statements, except for the absence of footnote disclosure).

(g)        Since December 31, 2015, there has not occurred a Material Adverse Change.

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(h)        All projected Consolidated balance sheets, income statements and cash flow statements of the Borrower and its Subsidiaries delivered to the Lender Parties pursuant to Section 5.03(d) were prepared and will be prepared, as applicable, in good faith on the basis of the assumptions stated therein, which assumptions were fair and will be fair in the light of conditions existing at the time of delivery of such projections, and represented and will represent, at the time of delivery, the Borrower’s reasonable estimate of its future financial performance, it being understood that projections are inherently unreliable and that actual performance may differ materially from such projections.

(i)        No written information, exhibits and reports furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender Party on or after May 5, 2016 in connection with any Loan Document (other than to the extent that any such information, exhibits and reports constitute projections described in Section 4.01(h) above and any information of a general economic or industry nature) taken as a whole and in light of the circumstances in which made, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein, in light of the circumstances in which any such statements were made, not materially misleading.

(j)        Except as set forth on Schedule 4.01(j) or as disclosed in any SEC filings, there is no action, suit, or proceeding affecting the Borrower or any of its Material Subsidiaries pending or, to the best knowledge of the Loan Parties, threatened before any court, governmental agency or arbitrator that (i) is reasonably expected to be determined adversely to the Loan Party and, if so adversely determined, would reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note or any other Loan Document.

(k)        The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or any drawing under any Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

(l)        No ERISA Event has occurred or is reasonably expected to occur with respect to any ERISA Plan that has resulted in or is reasonably expected to result in a Material Adverse Effect.

(m)        The present value of all accumulated benefit obligations under each ERISA Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such ERISA Plan by an amount which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The present value of all accumulated benefit obligations of all underfunded ERISA Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded ERISA Plans by an amount which would reasonably be expected to have a Material Adverse Effect. Neither the Borrower, its Material Subsidiaries, nor any ERISA Affiliates has incurred within the previous five years or is reasonably expected to incur any Withdrawal Liability that would reasonably be expected to have a Material Adverse Effect.

(n)        Except to the extent that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the operations and properties of each Loan Party and each of its Material Subsidiaries comply with all applicable Environmental Laws and Environmental Permits, all past non compliance with such Environmental Laws and Environmental Permits has been resolved, and, to the knowledge of the Loan Parties after reasonable inquiry, no

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circumstances exist that would be reasonably likely to (i) form the basis of an Environmental Action against any Loan Party or any of its Material Subsidiaries or any of their properties that could be reasonably likely to have an impact on any Loan Party or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

(o)        Once executed, the Collateral Documents create a valid and perfected security interest or Lien, as applicable in the Collateral having the priority set forth therein securing the payment of the Secured Obligations, and all filings and other actions necessary to perfect such security interest have been duly taken, in each case subject to the exceptions set forth therein. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Loan Documents.

(p)        Neither the making of any Advances, nor the issuance or amendment of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated by the Loan Documents, will violate any provision of the Investment Company Act of 1940, as amended, or any rule, regulation or order of the Securities and Exchange Commission thereunder.

(q)        Each Loan Party and each of its Restricted Subsidiaries has filed or caused to be filed all Tax returns and reports (federal, state, local and foreign) which are required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, together with applicable interest and penalties, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

(r)        Each Loan Party and each of its Restricted Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary, in the aggregate, for the conduct of its business as currently conducted, and the use thereof by the Borrower and the Guarantors does not infringe upon the rights of any other Person, except for any such infringement that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(s)        The Borrower and its Restricted Subsidiaries, on a consolidated basis, will be Solvent on and as of the Closing Date.

(t)         Except to the extent that would not reasonably be expected to have a Material Adverse Effect, to each Loan Party’s knowledge, each Loan Party and its Restricted Subsidiaries do not have any material contingent liability in connection with any release of any Hazardous Materials into the environment.

(u)         To each Loan Party’s knowledge, none of the Loan Parties or their Subsidiaries are in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, except for any such violation or default that would not reasonably be expected to result in a Material Adverse Effect.

(v)         No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with this Agreement or the Loan Documents or the Transactions or the transactions contemplated hereby or thereby based upon arrangements made by or on behalf of the Borrower.

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(w)        Each of the Loan Parties and their respective directors, officers, employees and, to the knowledge of each Loan Party, its respective agents, in each case, has complied with the FCPA and any other applicable anti-bribery or anti-corruption law in all material respects, and it and they have not made, offered, promised or authorized, whether directly or indirectly, any payment of anything of value to a government official while knowing or having a reasonable belief that all or some portion will be used for the purpose of: (i) influencing any act, decision or failure to act by a government official in his or her official capacity, (ii) inducing a government official to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity or (iii) securing an improper advantage, in each case in order to obtain, retain or direct business.

(x)        To the extent applicable, each Loan Party and, to the knowledge of each Loan Party, each director, officer, agent, employee, advisor or Affiliate of the Loan Parties in connection with the business of such Loan Parties, is in compliance, in all material respects, with (i) the Patriot Act and (ii) the Sanctions Laws and Regulations. No Loan Party is, nor, to the knowledge of each Loan Party, is any director, officer, agent, employee or Affiliate of the Loan Parties, a Person described by or designated on any Sanctions List, located in a Sanctioned Country or has engaged in or is engaging in dealings or transactions with any Person described by or designated on a Sanctions List or located in a Sanctioned Country. No part of the proceeds of the Advances will be used, directly or indirectly, for any payments to (A) any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977 (the “FCPA”), or (B) any Person for the purpose of financing the activities of any Person that at the time of such financing, is the subject of sanctions under the Sanctions Laws and Regulations. The Borrower through its Affiliates and its contractors has instituted and maintains policies and procedures designated to prevent violation of Sanctions Laws and Regulations.

(y)        Neither the Borrower nor any of its Material Subsidiaries owns any Material Real Property as of the Closing Date.

ARTICLE V

COVENANTS OF THE LOAN PARTIES

Section 5.01     Affirmative Covenants.   So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding (or shall have expired or terminated with a pending drawing thereon) or any Lender Party shall have any Commitment hereunder, each Loan Party will:

(a)     Corporate Existence.   Preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except (i)(A) if in the reasonable business judgment of the Borrower or such Guarantor, as the case may be, it is in its best economic interest not to preserve and maintain such rights, privileges, qualifications, permits, licenses and franchises and the loss thereof is not materially disadvantageous to the Loan Parties, taken as a whole; provided, that the Borrower may liquidate or dissolve one or more Restricted Subsidiaries if the assets of such Restricted Subsidiaries to the extent they exceed estimated liabilities are acquired by the Borrower or a wholly owned Restricted Subsidiary of the Borrower in such liquidation or dissolution, and (B) such failure to preserve the same could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, and (ii) as otherwise permitted by Section 5.02(f).

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(b)       Compliance with Laws. Comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, such compliance to include without limitation, OFAC, ERISA, Environmental Laws and The Racketeer Influenced and Corrupt Organizations Chapter of The Organized Crime Control Act of 1970, except (other than with respect to OFAC and Sanctions Laws and Regulations, which shall be complied with in all material respects) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(c)       Environmental Matters. Except to the extent that would not reasonably be expected to have, individually or in aggregate, a Material Adverse Effect, comply, and cause each of its Restricted Subsidiaries and all lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; obtain and renew, and cause each of its Restricted Subsidiaries to obtain and renew, all Environmental Permits necessary for its operations and properties and conduct, and cause each of its Restricted Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws, in each case to the extent the failure to do so would result in a loss or liability; provided, however, that neither the Borrower nor any of its Restricted Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

(d)       Insurance. Keep its insurable properties insured at all times, against such risks, including fire and other risks insured against by extended coverage, as is customary with companies of the same or similar size in the same or similar businesses (subject to deductibles and including provisions for self-insurance); and maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Borrower or any Guarantor, as the case may be, in such amounts and with such deductibles as are customary with companies of the same or similar size in the same or similar businesses and in the same geographic area and in each case with financially sound and reputable insurance companies (subject to provisions for self-insurance). With respect to any Mortgaged Property that is at any time a Special Flood Hazard Property located in a community which participates in the National Flood Insurance Program, the Borrower shall, or shall cause each applicable Loan Party to, comply with the Flood Insurance Requirements. In connection with any Flood Compliance Event, the Administrative Agent shall provide to the Secured Parties evidence of compliance with the Flood Insurance Requirements, to the extent received from the Borrower. The Administrative Agent agrees to request such evidence of compliance at the request of any Secured Party. Unless the Borrower provides the Administrative Agent with evidence of the Flood Insurance as required by this Agreement, the Administrative Agent may purchase such Flood Insurance at the Borrower’s expense to protect the interests of the Administrative Agent and the Secured Parties. The Borrower and each Loan Party shall cooperate with the Administrative Agent in connection with compliance with the Flood Laws, including by providing any information reasonably required by the Administrative Agent (or by any Secured Party through the Administrative Agent) in order to confirm compliance with the Flood Laws. If a Flood Redesignation shall occur with respect to any Mortgaged Property, the Administrative Agent shall obtain a completed Flood Hazard Determination with respect to the applicable Mortgaged Property, and the Borrower shall comply with the Flood Insurance Requirements with respect to such Mortgaged Property by not later than 45 days after the date of the Flood Redesignation or any earlier date required by the Flood Laws.

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(e)        Obligations and Taxes. Except to the extent that it could not reasonably be expected to have a Material Adverse Effect, pay and discharge and cause each of its Restricted Subsidiaries to pay and discharge promptly all material Taxes imposed upon it or upon its income or profits or in respect of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, would become a Lien (other than a Permitted Lien) or charge upon such properties or any part thereof; provided, however, that the Borrower and each Guarantor shall not be required to pay and discharge or to cause to be paid and discharged any such Tax or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings, in each case, if the Borrower and the Guarantors shall have set aside on their books adequate reserves therefor in conformity with GAAP.

(f)        Access to Books and Records. Maintain or cause to be maintained at all times true and complete books and records in accordance with GAAP of the financial operations of the Borrower and the Guarantors; and provide the Lender Parties and their representatives (which shall coordinate through the Administrative Agent) (i) access to all such books and records during regular business hours upon reasonable advance notice, in order that the Lender Parties may examine and make abstracts from such books, accounts, records and other papers for the purpose of verifying the accuracy of the various reports delivered by the Borrower or the Guarantors to any Agent or the Lenders pursuant to this Agreement or for otherwise ascertaining compliance with this Agreement and to discuss the affairs, finances and condition of the Borrower and the Guarantors with the officers and independent accountants of the Borrower; provided that the Borrower shall have the right to be present at any such visit or inspection and (ii) access to and the right to inspect all reports, audits and other internal information of the Borrower and the Guarantors relating to environmental matters upon reasonable advance notice; provided that, excluding such visits and inspections during the continuation of an Event of Default, (x) only the Administrative Agent on behalf of the Lenders may exercise the rights of the Administrative Agent and the Lenders under this Section 5.01(f); (y) the Administrative Agent shall not exercise such rights more often than one time during any calendar year and (z) only one such time per calendar year shall be at the expense of the Borrower; provide, further that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Borrower during normal business hours and upon reasonable advance notice; provided, further that, notwithstanding anything to the contrary herein, neither the Borrower nor any Restricted Subsidiary shall be required to disclose, permit the inspection, examination or making of copies of or taking abstracts from, or discuss any document, information, or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information of the Borrower and its subsidiaries and/or any of its customers and/or suppliers, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives or contractors) is prohibited by applicable law or (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product.

(g)        Maintenance of Credit Ratings. Use commercially reasonable efforts to obtain and to maintain, in respect of the Borrower, corporate ratings and corporate family ratings of S&P and Moody’s, respectively, though no specific rating of either S&P or Moody’s shall be required for compliance with this covenant.

(h)        Use of Proceeds. Use the proceeds of the Advances solely for the purposes, and subject to the restrictions, set forth in Section 2.14 and in compliance with all Sanctions Laws and Regulations.

(i)        Additional Domestic Subsidiaries; Additional Properties. If any Loan Party shall form or directly acquire all or substantially all of the outstanding Capital Stock of a domestic

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Material Subsidiary after the Closing Date, or a Restricted Subsidiary becomes a domestic Material Subsidiary after the Closing Date, then, in each case, the Borrower will: (x) notify the Administrative Agent and the Collateral Agent thereof; (y) with respect to the acquisition or domestication of such Material Subsidiary, such Loan Party will cause such Material Subsidiary to become a Loan Party hereunder and under each applicable Collateral Document within fifteen (15) Business Days after such Material Subsidiary is formed or acquired (or such longer period as the Administrative Agent may agree in its reasonable discretion) and promptly take such actions to create and perfect Liens on such Material Subsidiary’s assets constituting Collateral to secure the Secured Obligations as the Administrative Agent or the Collateral Agent shall reasonably request in accordance with and subject to the limitations set forth in the Collateral Documents; provided that notwithstanding the foregoing, no Restricted Subsidiary will be required to become or remain a Guarantor or provide or maintain a Lien on any of its assets as security for any of the Obligations if such Restricted Subsidiary is an Excluded Subsidiary; and (z) with respect to the acquisition of an interest in any Material Real Property (whether by way of acquisition of a new Material Subsidiary or acquisition by a Loan Party of such interest in Material Real Property), cause the Loan Party holding such interest not later than 30 days after such acquisition to provide to the Administrative Agent a description, in detail reasonably satisfactory to the Administrative Agent, of the Material Real Property reflecting the addition of such Material Real Property, and, provide the Administrative Agent with each of the following within 90 days after such acquisition (or such longer period of time as may be agreed to in writing by the Administrative Agent in its reasonable discretion): (I) a Mortgage with respect to such Material Real Property (which Mortgage shall, if it relates to a Material Real Property located in a state which imposes a mortgage recording or similar tax, and “capping” the Mortgage shall permit the Borrower to pay less Mortgage recording or similar tax than would otherwise be payable, secure an amount reasonably requested by the Administrative Agent, not to exceed 115% of the fair market value of such Material Real Property (as reasonably determined in good faith by the Borrower or the applicable Loan Party holding an interest in such Material Real Property)), together with evidence that counterparts of such Mortgage have been either (X) duly filed for recording on or before such outside date or (Y) duly executed, acknowledged and delivered in form suitable for filing or recording, in all filing or recording offices that the Administrative Agent may deem reasonably necessary or desirable in order to create a valid and subsisting Lien having the required priority on the property described therein in favor of the Collateral Agent for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid; (II) an American Land Title Association/California Land Title Association Lender’s Extended Coverage title insurance policy (a “Mortgage Policy”) with respect to such Property, in form and substance reasonably acceptable to the Administrative Agent, together with such customary endorsements as the Administrative Agent may reasonably request and which are available at commercially reasonable rates in the jurisdiction where the applicable Material Real Property is located and in amount reasonably acceptable to the Administrative Agent (but in no event exceeding 115% of the fair market value of such Material Real Property (as reasonably determined in good faith by the Borrower or the applicable Loan Party holding an interest in such Material Real Property), issued, coinsured and reinsured by title insurers reasonably acceptable to the Administrative Agent, insuring the applicable Mortgage to be a valid and subsisting Lien having the required priority on the Material Real Property described therein, free and clear of all Liens, excepting only Permitted Liens, Liens existing as of the date the applicable asset or subsidiary was acquired or any other Lien that the Administrative Agent may approve, and providing for such other affirmative insurance (including endorsements for mechanics’ and materialmen’s Liens) and such coinsurance and direct access reinsurance as the Administrative Agent may reasonably deem necessary or desirable and that is available at commercially reasonable rates in the jurisdiction where the applicable Material Real Property is located; and (III) if requested by the Administrative Agent, an American Land Title Association/American Congress on Surveying and Mapping form survey with respect to such Material Real Property (or such survey alternatives reasonably acceptable to the Administrative Agent) in form

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and as of a date that is sufficient for the issuer of the applicable Mortgage Policy relating to such Material Real Property to remove all standard survey exceptions from such Mortgage Policy, for which all necessary fees (where applicable) have been paid, certified to the Administrative Agent and the issuer of the applicable Mortgage Policy in a manner reasonably satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the State in which the property described in such survey is located and reasonably acceptable to the Administrative Agent. In connection with the addition of any Material Real Property as Collateral, the Administrative Agent shall obtain a completed Flood Hazard Determination with respect to each such Material Real Property. If the Material Real Property is a Special Flood Hazard Property, the Borrower shall provide the following within 90 days after such acquisition of the Material Real Property (or such earlier time prior to the acquired Material Real Property becoming a Mortgaged Property) pursuant to this Section 5.01(i): (1) evidence as to whether the community in which such Material Real Property is located participates in the National Flood Insurance Program, (2) the applicable Loan Party’s written acknowledgment of receipt of written notification from the Administrative Agent as to the fact that such Material Real Property is located in a Special Flood Hazard Area and as to whether the community in which such Material Real Property is located participates in the National Flood Insurance Program and (3) copies of the applicable Loan Party’s application for a Flood Insurance policy plus proof of premium payment, a declaration page confirming that Flood Insurance has been issued, or other evidence of Flood Insurance, such Flood Insurance to be in an amount equal to at least the amount required by the Flood Laws or such greater amount as may be reasonably required by the Administrative Agent, naming the Administrative Agent as an additional insured and loss payee/mortgagee on behalf of the Secured Parties, and otherwise including terms reasonably satisfactory to the Administrative Agent, all such matters referred to in this sentence to be reasonably approved by the Administrative Agent (the requirements set forth in this sentence are referred to herein as the “Flood Insurance Requirements”).

(j)        Further Assurances.

(i)        Promptly upon reasonable request by any Agent, correct, and cause each of its Restricted Subsidiaries promptly to correct, any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof.

(ii)        Promptly upon reasonable request by any Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, landlords’ and bailees’ waiver and consent agreements, assurances and other instruments as any Agent may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents, (B) to the fullest extent permitted by applicable law, subject any Loan Party’s properties, assets, rights or interests to the Liens now or hereafter required to be covered by any of the Collateral Documents, (C) to the extent required under the Collateral Agreement, perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens required to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Restricted Subsidiaries is or is to be a party, and cause each of its Restricted Subsidiaries to do so.

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(k)        Maintenance of Properties, Etc.   Maintain and preserve all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted, and will from time to time make or cause to be made all appropriate repairs, renewals and replacements thereof except where failure to do so would not have a Material Adverse Effect; provided that, this subsection (k) shall not prohibit the sale, transfer or other disposition of any such property consummated in accordance with the other terms of this Agreement.

(l)        Designation of Subsidiaries.   The Borrower may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (a) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing and (b) immediately after giving effect to such designation, the Borrower and the Restricted Subsidiaries shall be in compliance, on a pro forma basis, with the Financial Covenant (and, as a condition precedent to the effectiveness of any such designation, the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance). The designation of any Restricted Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower or the relevant Restricted Subsidiary (as applicable) therein at the date of designation in an amount equal to the net book value of such Person’s (as applicable) investment therein (and such designation shall only be permitted to the extent such Investment is permitted under Section 5.02(c) or Section 5.02(e)). The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Debt or Liens of such Subsidiary existing at such time.

(m)        Post-Closing Matters.   Satisfy the requirements set forth on Schedule 5.01(m) on or before the date set forth on such Schedule (or such later date as may be agreed by the Administrative Agent in its discretion).

Section 5.02        Negative Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding (or shall have expired or terminated with a pending drawing thereon) or any Lender Party shall have any Commitment hereunder, no Loan Party will, at any time:

(a)        Liens. Incur, create, or assume any Lien on any asset of the Borrower or any of its Material Subsidiaries now owned or hereafter acquired by any of the Borrower or any such Material Subsidiary, other than:

(i)        Liens existing on the Closing Date and set forth on Schedule 5.02(a);

(ii)        Permitted Liens;

(iii)        Liens on assets of Foreign Subsidiaries to secure Debt permitted by Section 5.02(b);

(iv)        Liens in favor of the Administrative Agent, the Collateral Agent and the Secured Parties;

(v)        Liens in connection with Debt permitted to be incurred pursuant to Section 5.02(b)(vii) so long as such Liens extend solely to the property (and improvements and proceeds of such property) acquired or financed with the proceeds of such Debt or subject to the applicable Capitalized Lease;

(vi)      Liens (x) in the form of cash collateral deposited to secure Obligations under Hedge Agreements, Credit Card Programs and Cash Management Obligations (in each case to

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the extent not secured as set forth in clause (y)); (y) on the Collateral to secure Obligations under Secured Hedge Agreements, Credit Card Programs and Cash Management Obligations (in each case to the extent not secured as set forth in clause (x)); and (z) on amounts owing to any Loan Party or any Specified Hedge Agreement Subsidiary under any Hedge Agreement to which it is a party by the counterparty to such Hedge Agreement to secure the Obligations of such Loan Party and such Specified Hedge Agreement Subsidiary owing to such counterparty under Hedge Agreements to which such Loan Party or such Specified Hedge Agreement Subsidiary is a party;

(vii)      Liens arising pursuant to the Tooling Program;

(viii)    Liens on cash or Cash Equivalents to secure cash management obligations, provided that such cash or cash equivalents are not in excess of $5,000,000;

(ix)      Liens on the Collateral to secure Debt incurred pursuant to Sections 5.02(b)(xvii), (xxiv) and (xxv);

(x)      Liens in respect of any Qualified Receivables Transaction that extend only to the assets subject thereto; and

(xi)      other Liens securing obligations in an aggregate amount not to exceed the greater of $200,000,000 and 4.0% of Total Assets at the time of incurrence and after giving pro forma effect thereto.

Notwithstanding anything contained herein to the contrary, to the extent that any Loan Party incurs a Lien on any Collateral in accordance with this Section 5.02(a), the Administrative Agent, on behalf of the Lenders, may enter into an intercreditor agreement with the other applicable secured parties in form and substance reasonably satisfactory to the Administrative Agent and on such terms and conditions as are customary for similar financing in light of the then-prevailing market conditions as determined by the Administrative Agent giving due regard to the first priority nature of the Collateral (and the Required Lenders hereby authorize the Administrative Agent to enter into any such intercreditor agreement) (the “Intercreditor Agreement”) and the Collateral Agent, on behalf of the Lenders, may in connection therewith, make such amendments to the Security Agreement as it deems necessary to reflect the terms of such Intercreditor Agreement, in accordance with the amendment provisions as set forth in the Security Agreement.

(b)        Debt. Contract, create, incur or assume any Debt, or permit any of its Material Subsidiaries to contract, create, incur, or assume any Debt, except for

(i)        Debt under this Agreement and the other Loan Documents;

(ii)      (x) Surviving Debt and any Permitted Refinancing thereof and (y) Debt in respect of any Qualified Receivables Transaction that is without recourse to the Borrower or any Restricted Subsidiary (other than a Receivables Entity and its assets and, as to the Borrower or any Restricted Subsidiary, other than pursuant to Standard Receivables Undertakings) and is not guaranteed by any such Person;

(iii)    Debt arising from Investments among the Borrower and its Restricted Subsidiaries that are permitted hereunder;

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(iv)      Debt in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing house transfers of funds;

(v)      (i) guarantees of Debt otherwise permitted under this Agreement and (ii) guarantees and non-recourse Debt in respect of Investments in joint ventures permitted under Sections 5.02(e)(ix), (xiv), (xix) or (xxvi); provided that the aggregate principal amount of such Debt does not exceed the greater of $150,000,000 and 3.0% of Total Assets;

(vi)      Debt of Foreign Subsidiaries in an aggregate principal amount not to exceed the greater of $500,000,000 and 15.0% of Total Foreign Assets;

(vii)      Debt constituting (i) Sale and Leaseback Transactions and (ii) purchase money debt and Capitalized Lease obligations (and, in each case, any Permitted Refinancing thereof); provided that, at the time of incurrence of such Debt and after giving pro forma effect thereto, the aggregate principal amount of such obligations does not exceed the greater of $225,000,000 and 4.5% of Total Assets;

(viii)    (x) Debt in respect of Hedge Agreements entered into in the ordinary course of business to protect against fluctuations in interest rates, foreign exchange rates and commodity prices, (y) Debt arising under the Credit Card Program and (z) Debt permitted pursuant to Section 5.02(a)(vi)(z);

(ix)      indebtedness which may be deemed to exist pursuant to any surety bonds, appeal bonds or similar obligations incurred in connection with any judgment not constituting an Event of Default;

(x)      indebtedness in respect of netting services, customary overdraft protections and otherwise in connection with deposit accounts in the ordinary course of business;

(xi)      payables owing to suppliers in connection with the Tooling Program,

(xii)    Debt representing deferred compensation to employees of the Borrower or any other Loan Party incurred in the ordinary course of business;

(xiii)  Debt incurred by the Borrower or any of its Restricted Subsidiaries in connection with a Permitted Acquisition, any other Investment expressly permitted hereunder or any disposition, in each case limited to indemnification obligations or obligations in respect of purchase price, including Earn-Out Obligations or similar adjustments;

(xiv)    Debt consisting of the financing of (A) insurance premiums or (B) take-or-pay obligations contained in supply arrangements, in each case in the ordinary course of business;

(xv)    Debt supported by a Letter of Credit in a principal amount not to exceed the face amount of such Letter of Credit;

(xvi)    (i) unsecured Debt (including Subordinated Debt) of the Loan Parties and their Restricted Subsidiaries provided that after giving pro forma effect thereto, the pro forma Total Net Leverage Ratio on a pro forma basis for the most recently ended period of four consecutive Fiscal Quarters of the Borrower for which financial statements are available, does not exceed 3.50:1.00 and (ii) any Permitted Refinancing thereof;

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(xvii)    (i) secured Debt of the Loan Parties and their Restricted Subsidiaries not otherwise permitted hereunder so long as after giving pro forma effect thereto (x) with respect to Liens that are pari passu with Liens of the Secured Parties on the Collateral, the First Lien Net Leverage Ratio on a pro forma basis for the most recently ended period of four consecutive Fiscal Quarters of the Borrower for which financial statements are available, does not exceed 1.50:1.00 and (y) if such Liens are junior to the Liens of the Secured Parties on the Collateral, the Senior Secured Net Leverage Ratio on a pro forma basis for the most recently ended period of four consecutive Fiscal Quarters of the Borrower for which financial statements are available, does not exceed 2.50:1.00 and (ii) any Permitted Refinancing thereof;

(xviii)    Debt incurred in connection with the issuance of the Senior Notes (and any Permitted Refinancings thereof);

(xix)     (i) Debt assumed in connection with any Permitted Acquisition, provided that (1) such Debt was not incurred in contemplation of such Permitted Acquisition, (2) the only obligors with respect to any Debt incurred pursuant to this clause (xix) shall be those Persons who were obligors of such Debt prior to such Permitted Acquisition (and any other Person that would have been required to become an obligor under the terms of such Debt), and (3) both immediately prior and after giving effect thereto, no Default shall exist or result therefrom and (ii) any Permitted Refinancing thereof;

(xx)     (i) Debt incurred by the Borrower or any of its Restricted Subsidiaries to finance any Permitted Acquisition so long as after giving pro forma effect to the incurrence of such Debt (A) if such Debt is secured (1) the First Lien Net Leverage Ratio on a pro forma basis for the most recently ended period of four consecutive Fiscal Quarters of the Borrower for which financial statements are available, does not exceed 1.50:1.00 and (2) on a junior basis to the Liens of the Secured Parties on the Collateral, the Senior Secured Net Leverage Ratio on a pro forma basis for the most recently ended period of four consecutive Fiscal Quarters of the Borrower for which financial statements are available, does not exceed 2.50:1.00; and (B) if such Debt is not secured by a lien on the Collateral, the Total Net Leverage Ratio on a pro forma basis for the most recently ended period of four consecutive Fiscal Quarters of the Borrower for which financial statements are available, does not exceed 3.50:1.00; and (ii) any Permitted Refinancing thereof;

(xxi)    Debt owed to any person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Borrower or any Restricted Subsidiary, pursuant to reimbursement or indemnification obligations to such person, in each case in the ordinary course of business;

(xxii)    purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase prices of an asset to satisfy unperformed obligations of the seller of such asset;

(xxiii)  Guarantees of Debt of suppliers, licensees, franchisees or customers in the ordinary course of business, in an aggregate amount at any time outstanding not to exceed $100,000,000.

(xxiv)  Incremental Equivalent Debt and Permitted Refinancings thereof;

(xxv)    Debt consisting of Refinancing Facilities permitted under Section 2.20 and Permitted Refinancings thereof; and

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(xxvi)    other Debt of the Borrower or its Restricted Subsidiaries (including any Permitted Refinancing thereof), in an aggregate principal amount not to exceed the greater of $375,000,000 and 7.5% of Total Assets.

(c)      Dividends. Declare or pay, directly or indirectly, any dividends or make any other distribution, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of capital stock (or any options, warrants, rights or other equity securities or agreements relating to any capital stock) of the Borrower, or set apart any sum for the aforesaid purposes (collectively, “Restricted Payments”), except that:

(i)      So long as (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) after giving pro forma effect thereto, the Total Net Leverage Ratio on a pro forma basis as at the end of the trailing four Fiscal Quarters most recently ended immediately prior to the incurrence thereof, does not exceed 2.75:1.0, the Borrower may make Restricted Payments;

(ii)      to the extent constituting Restricted Payments, the Borrower may enter into and consummate any transactions permitted under Section 5.02(d), (e) and (h);

(iii)      the Borrower may make Restricted Payments in an amount up to the Available Amount Basket if at the time such Restricted Payment is made, no Default or Event of Default shall have occurred and be continuing and after giving effect to such Restricted Payment on a pro forma basis, the Borrower is in compliance with the Financial Covenant;

(iv)      the Borrower may make Restricted Payments in respect of any class of its Capital Stock so long as such Restricted Payments are payable solely in shares of such class of Capital Stock; and

(v)      to the extent constituting Restricted Payments, the Borrower may (a) convert shares of its Preferred Interests into shares of common stock or other common Capital Stock or (b) refinance such Preferred Interests (including related premiums) with Debt, provided that such Debt is permitted to be incurred under Section 5.02(b).

(d)        Transactions with Affiliates.

(i)        Enter into or permit any of its Material Subsidiaries to enter into any transaction with any of its Affiliates, other than on terms and conditions at least as favorable to the Borrower or such Restricted Subsidiary as would reasonably be obtained at that time in a comparable arm’s-length transaction with a Person other than an Affiliate, except for the following: (i) any transaction between any Loan Party and any other Loan Party or between any Non-Loan Party and any other Non-Loan Party; (ii) any transaction between any Loan Party and any Non-Loan Party that is at least as favorable to such Loan Party as would reasonably be obtained at that time in a comparable arm’s-length transaction with a Person other than an Affiliate; (iii) any transaction individually or of a type expressly permitted pursuant to the terms of the Loan Documents; or (iv) reasonable and customary director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements, in each case approved by the relevant board of directors or (v) transactions in existence on the Closing Date and set forth on Schedule II and any renewal or replacement thereof on substantially identical terms.

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(ii)    The foregoing clause (i) shall not prohibit, to the extent otherwise permitted under this Agreement:

(A)    any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, equity purchase agreements, stock options and stock ownership plans approved by the board of directors of the Borrower;

(B)    loans or advances to employees or consultants of the Borrower or any of the Restricted Subsidiaries in accordance with Section 5.02(e);

(C)    transactions among the Borrower or any Restricted Subsidiary or any entity that becomes a Restricted Subsidiary as a result of such transaction (including via merger, consolidation or amalgamation in which a Restricted Subsidiary is the surviving entity);

(D)    Restricted Payments permitted under Section 5.02(c) and Investments permitted under Section 5.02(e);

(E)    transactions for the purchase or sale of goods, products, parts and services entered into in the ordinary course of business;

(F)    transactions with joint ventures for the purchase or sale of goods, equipment and services entered into in the ordinary course of business;

(G)    payments by the Borrower and the Restricted Subsidiaries pursuant to a tax sharing agreement or arrangement (whether written or as a matter of practice) that complies with Section 5.02(c) and doesn’t include any Unrestricted Subsidiary;

(H)    payments, loans (or cancellation of loans) or advances to employees or consultants that are (i) approved by a majority of the disinterested directors of the Borrower in good faith, (ii) made in compliance with applicable law and (iii) otherwise permitted under this Agreement;

(I)    transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Borrower or the Restricted Subsidiaries;

(J)    transactions between the Borrower or any of the Restricted Subsidiaries and any person, a director of which is also a director of the Borrower or any direct or indirect parent company of the Borrower, provided, however, that (A) such director abstains from voting as a director of the Borrower or such direct or indirect parent company, as the case may be, on any matter involving such other person and (B) such person is not an Affiliate of the Borrower for any reason other than such director’s acting in such capacity;

(K)    transactions undertaken in good faith (as certified upon the request of the Administrative Agent by a Responsible Officer of the Borrower) for the purpose of

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improving the consolidated tax efficiency of the Borrower and the Restricted Subsidiaries and not for the purpose of circumventing any covenant set forth herein; or

(L)    the Liens contemplated by Section 5.02(a)(vi)(z).

(e)     Investments.    Make, or permit any of its Material Subsidiaries to make, any Investment in any Person, except for

(i)      (A) ownership by the Borrower or the Guarantors of the capital stock of each of the Subsidiaries listed on Schedule 4.01 and (B) Investments consisting of intercompany loans or advances existing as of the Closing Date and other Investments existing as of the Closing Date and set forth on Schedule 5.02(e), together with any increase in the value of thereof, in each case as extended, renewed or refinanced from time to time so long as the aggregate thereof is not increased above the amount as of the Closing Date plus the increase in the value thereof unless otherwise permitted pursuant to another exception in this Section 5.02(e) and any Permitted Refinancing thereof;

(ii)      Investments in Cash Equivalents and Investments by Foreign Subsidiaries in securities and deposits similar in nature to Cash Equivalents and customary in the applicable jurisdiction;

(iii)      Investments or intercompany loans or advances (A) by any Loan Party to or in any other Loan Party, (B) by any Non-Loan Party to or in any Loan Party or (C) by any Non-Loan Party to or in any other Non-Loan Party;

(iv)      investments (A) received in satisfaction or partial satisfaction thereof from financially troubled account debtors or in connection with the settlement of delinquent accounts and disputes with customers and suppliers, or (B) received in settlement of debts created in the ordinary course of business and owing to the Borrower or any of its Restricted Subsidiaries or in satisfaction of judgments;

(v)      Investments (A) in the form of deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with current market practices, (B) in the form of extensions of trade credit in the ordinary course of business, or (C) in the form of prepaid expenses and deposits to other Persons in the ordinary course of business;

(vi)      Investments made in any Person to the extent such investment represents the non-cash portion of consideration received for an asset sale permitted under the terms of the Loan Documents;

(vii)     loans or advance to directors, officers and employees for bona fide business purposes and in the ordinary course of business and to repurchase Capital Stock of the Company in an aggregate principal amount not to exceed $25,000,000 at any time outstanding;

(viii)    investments constituting guaranties otherwise permitted under this Agreement, including without limitation, guarantees of Debt permitted to be incurred under this Agreement and guaranties of leases and trade payables and other similar obligations entered into in the ordinary course of business;

(ix)      Permitted Acquisitions by Loan Parties, provided that, before and after giving effect to any Permitted Acquisition, (x) no Default or Event of Default shall have occurred and

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be continuing or would result therefrom and (y) after giving pro forma effect thereto, Borrower is in compliance with the Financial Covenant;

(x)      Investments in connection with the Tooling Program in an aggregate amount (together with any Investments in connection with the Tooling Program permitted under sub-clause (i)(B) above) not in excess of $135,000,000;

(xi)     Investments or intercompany loans or advances by Loan Parties in non-Loan Parties;

(xii)    Investments by Foreign Subsidiaries in other Foreign Subsidiaries and in the Loan Parties;

(xiii)  loans or advances made by any Foreign Subsidiary to the purchaser of receivables and receivables related assets or any interest therein to fund part of the purchase price of such receivables and receivables related assets or any interest therein in connection with the factoring or sale of such receivables pursuant to a transaction permitted pursuant to Section 5.02(b)(ii);

(xiv)    other Investments to the extent not permitted pursuant to any other subpart of this Section, provided that, before and after giving effect to such Investments, (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) after giving pro forma effect thereto, the Total Net Leverage Ratio on a pro forma basis as at the end of the trailing four Fiscal Quarters most recently ended immediately prior to the incurrence thereof, does not exceed 2.75:1.0;

(xv)    Investments (including Permitted Acquisitions) made by the Borrower or any Restricted Subsidiary of the Borrower with proceeds of Debt incurred pursuant to Section 5.02(b)(vi);

(xvi)    Investments (including Permitted Acquisitions) made by the Borrower or any Restricted Subsidiary of the Borrower with proceeds of Debt incurred pursuant to Section 5.02(b)(xvii), provided that, to the extent that such Investments are made by a Loan Party and constitute Debt, such Investments shall be pledged in favor of the Collateral Agent pursuant to the Security Agreement, provided, further, that, before and after giving effect to such Investments, (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) after giving pro forma effect thereto, the Total Net Leverage Ratio on a pro forma basis as at the end of the trailing four Fiscal Quarters most recently ended immediately prior to the incurrence thereof, does not exceed 2.75:1.0;

(xvii)    Investments with the Available Amount Basket if at the time such Investment is made, no Default or Event of Default shall have occurred and be continuing and after giving effect to such Investment on a pro forma basis, the Borrower is in compliance with the Financial Covenant; and

(xviii)    Investments in securities of trade creditors or customers received upon foreclosure or pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers;

(xix)    Investments in Persons, including, without limitation, Unrestricted Subsidiaries and joint ventures, engaged in a business similar or related to or logical

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extensions of the business in which the Borrower and the Restricted Subsidiaries are engaged on the Closing Date, not to exceed the greater of $400,000,000 and 7.5% of Total Assets

(xx)     Investments in a Receivable Entity;

(xxi)    Stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Borrower or any Restricted Subsidiary or in satisfaction of judgments;

(xxii)    Commission, payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as operating expenses for accounting purposes and that are in the ordinary course of business;

(xxiii)    Investments consisting of the licensing or contribution of patents, trademarks, know-how or other intellectual property in the ordinary course of business;

(xxiv)    Guarantees of Indebtedness of the Borrower or any Restricted Subsidiary permitted to be incurred hereunder;

(xxv)    Investments consisting of or to finance purchases and acquisitions of inventory, supplies, materials, services or equipment or purchases of contract rights or licenses or leases of intellectual property; and

(xxvi)    other Investments in an aggregate amount not to exceed the greater of $400,000,000 and 7.5% of Total Assets at the time of such Investment, at any one time outstanding.

(f)        Disposition of Assets. Sell or otherwise dispose of, or permit any of its Material Subsidiaries to sell or otherwise dispose of, any assets (including, without limitation, the capital stock of any Restricted Subsidiary of the Borrower or a Material Subsidiary) except for

(i)      proposed divestitures publicly disclosed or otherwise disclosed in writing to the Administrative Agent, in each case at least five (5) Business Days prior to the Closing Date and satisfactory to the Administrative Agent and the Lenders;

(ii)      (x) sales of inventory or obsolete or worn-out property by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business, (y) sales, leases or transfers of property by the Borrower or any of its Restricted Subsidiaries to the Borrower or a Restricted Subsidiary or to a third party in connection with the asset value recovery program, or (z) sales by Non-Loan Parties of property no longer used or useful;

(iii)      the sale, lease, transfer or other disposition of any assets (A) by any Loan Party to any other Loan Party, (B) by any Non-Loan Party to any Loan Party or (C) by any Non-Loan Party to any other Non-Loan Party;

(iv)      the sale, lease, transfer or other disposition of any assets of the Borrower or any of its Restricted Subsidiaries to any Person so long as (1) no Default has occurred and is continuing, and (2) the Loan Parties, taken as a whole, do not sell, lease or transfer all, or substantially all, of their assets to any Non-Loan Party or other Person;

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(v)    sales, transfers or other dispositions of assets in connection with the Tooling Program;

(vi)    any sale, lease, transfer or other disposition made in connection with any Investment permitted under Sections 5.02(e)(ii), (iv), (v) or (viii) hereof;

(vii)    licenses, sublicenses or similar transactions of intellectual property in the ordinary course of business and the abandonment of intellectual property, in accordance with Section 13 of the Security Agreement, deemed no longer useful;

(viii)    equity issuances by any Restricted Subsidiary to the Borrower or any other Restricted Subsidiary of the Borrower to the extent such equity issuance constitutes an Investment permitted pursuant to Section 5.02(e)(iii);

(ix)      transfers of receivables and receivables related assets or any interest therein by any Foreign Subsidiary in connection with any factoring or similar arrangement permitted pursuant to Section 5.02(b);

(x)      Permitted Asset Sales; and

(xi)    other sales, leases, transfers or dispositions of assets for fair value at the time of such sale (as reasonably determined by Borrower) so long as (A) in the case of any sale or other disposition, in any single transaction or series of related transactions, in which the fair value of the assets being sold, leased, transferred or disposed of exceed $5,000,000 in any Fiscal Year and $50,000,000 during the term of this Agreement, not less than 75% of the net consideration is cash, (B) no Default or Event of Default exists immediately before or after giving effect to any such sale, lease, transfer or other disposition, (C) in the case of any sale, lease transfer or other disposition by any Loan Party, the fair value of all such assets sold, leased, transferred or otherwise disposed of in any Fiscal Year does not exceed an amount equal to $50,000,000 and (D) in the case of any sale, lease, transfer or other disposition by any Foreign Subsidiary, (1) no Default has occurred and is continuing, and (2) the Foreign Subsidiaries, taken as a whole, do not sell, lease or transfer all, or substantially all, of their assets.

(g)      Nature of Business.   Modify or alter, or permit any of its Material Subsidiaries to modify or alter, in any material manner the nature and type of its business as conducted at or prior to the Closing Date or the manner in which such business is currently conducted, it being understood that neither sales permitted by Section 5.02(f) nor Permitted Acquisitions shall constitute such a material modification or alteration.

(h)      Mergers. Merge into or consolidate with any Person or permit any Person to merge into it, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or dispose of all or substantially all of its property or business, except

(i)      for mergers or consolidation constituting permitted Investments under Section 5.02(e) or asset dispositions permitted pursuant to Section 5.02(f),

(ii)      mergers, consolidations, liquidations or dissolutions (A) by any Loan Party (other than the Borrower) with or into any other Loan Party, (B) by any Non-Loan Party with or into any Loan Party or (C) by any Non-Loan Party with or into any other Non-Loan Party; provided that, in the case of any such merger or consolidation, the person formed by such

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merger or consolidation shall be a wholly owned Restricted Subsidiary of the Borrower, and provided further that in the case of any such merger or consolidation (x) to which the Borrower is a party, the Person formed by such merger or consolidation shall be the Borrower and (y) to which a Loan Party (other than the Borrower) is a party (other than a merger or consolidation made in accordance with subclause (B) above), the Person formed by such merger or consolidation shall be a Loan Party on the same terms; and

(iii)     the dissolution, liquidation or winding up of any Restricted Subsidiary, provided that such dissolution, liquidation or winding up would not reasonably be expected to have a Material Adverse Effect and the assets of the Person so dissolved, liquidated or wound-up are distributed to the Borrower or to another Loan Party.

(i)        Amendments of Constitutive Documents. Amend its constitutive documents, except for amendments that would not reasonably be expected to materially adversely affect the interests of the Lenders.

(j)        Accounting Changes. Make or permit any changes in (i) accounting policies or reporting practices, except as permitted or required by generally accepted accounting principles, or (ii) its Fiscal Year.

(k)        Negative Pledge; Payment Restrictions Affecting Subsidiaries. Enter into, or allow any Material Subsidiary to enter into, any agreement prohibiting or conditioning the ability of the Borrower or any such Restricted Subsidiary to

(i)        create any Lien upon the Collateral;

(ii)        make dividends to, or pay any indebtedness owed to, any Loan Party;

(iii)        make loans or advances to, or other investments in, any Loan Party; or

(iv)        transfer any of its assets to any Loan Party;

in each case, other than

(A)    any such agreement with or in favor of the Administrative Agent, the Collateral Agent or the Lenders;

(B)    in connection with (1) any agreement evidencing any Liens permitted pursuant to Section 5.02(a)(iii), (v), (vi), (vii) or (ix) (so long as (x) in the case of agreements evidencing Liens permitted under Section 5.02(a)(iii), such prohibitions or conditions are customary for such Liens and the obligations they secure and (y) in the case of agreements evidencing Liens permitted under Section 5.02(a)(v) and (vii) such prohibitions or conditions relate solely to the assets that are the subject of such Liens) or (2) any Debt permitted to be incurred under Section 5.02(b)(ii), (iii), (vi), (vii), (viii), (xi), (xiii), (xvi), (xvii), (xviii), (xix), (xx), (xxi), (xxiv) or (xxv) above (so long as (x) in the case of agreements evidencing Debt permitted under Section 5.02(b)(vi), such prohibitions or conditions are customary for such Debt and (y) in the case of agreements evidencing Debt permitted under Section 5.02(b)(vii), such prohibitions or conditions are limited to the assets securing such Debt);

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(C)      any agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets;

(D)      any restriction or encumbrance imposed pursuant to an agreement that has been entered into by the Borrower or any Restricted Subsidiary of the Borrower for the disposition of any of its property or assets so long as such disposition is otherwise permitted under the Loan Documents;

(E)      any such agreement imposed in connection with consignment agreements entered into in the ordinary course of business;

(F)      customary anti-assignment provisions contained in any agreement entered into in the ordinary course of business;

(G)      any agreement in existence at the time a Restricted Subsidiary is acquired so long as such agreement was not entered into in contemplation of such acquisition;

(H)      such encumbrances or restrictions required by applicable law; or

(I)      any agreement in existence on the Closing Date and listed on Schedule III, the terms of which shall have been disclosed in writing to the Administrative Agent prior to the date thereof.

(l)        Prepayments, Amendments, Etc. of Debt.

(i)      Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Subordinated Debt except

(A)      regularly scheduled (including repayments of revolving facilities) or required repayments or redemptions of Subordinated Debt permitted hereunder,

(B)      payments thereon necessary to avoid the Subordinated Debt from constituting “applicable high yield discount obligations” within the meaning of Internal Revenue Code Section 163(i)(l),

(C)      any prepayments or redemptions of Subordinated Debt in connection with a refunding or refinancing of such Subordinated Debt permitted by Section 5.02(b),

(D)      any repayments of Subordinated Debt by the Borrower or its Restricted Subsidiaries that was permitted to be incurred under this Agreement; provided that in the case of any prepayments or redemptions by Loan Parties pursuant to this clause (D), after giving pro forma effect thereto, the Total Net Leverage Ratio on a pro forma basis as at the end of the trailing four Fiscal Quarters most recently ended immediately prior to the incurrence thereof, does not exceed 2.75:1.0 or

(E)      repayments, prepayments or redemptions of Subordinated Debt with the Available Amount Basket if at the time such repayment, prepayment or redemption is

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made, no Default or Event of Default shall have occurred and be continuing and after giving effect to such prepayment or redemption on a pro forma basis, the Borrower is in compliance with the Financial Covenant; or

(ii)       amend, modify or change in any manner materially adverse to the Lenders any term or condition of any Subordinated Debt.

Section 5.03        Reporting Requirements. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding (or shall have expired or terminated with a pending drawing thereon) or any Lender Party shall have any Commitment hereunder, the Borrower will furnish to the Administrative Agent:

(a)        Default Notice. As soon as possible and in any event within three Business Days after any Responsible Officer of the Borrower has knowledge of the occurrence of each Default or within five Business Days after any Responsible Officer of the Borrower has knowledge of the occurrence of any event, development or occurrence reasonably likely to have a Material Adverse Effect continuing on the date of such statement, a statement of a Responsible Officer (or person performing similar functions) of the Borrower setting forth details of such Default or other event and the action that the Borrower has taken and proposes to take with respect thereto.

(b)        Quarterly Financials. Commencing with the Fiscal Quarter ending March 31, 2016, as soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year (or such earlier date as the Borrower may be required by the SEC to deliver its Form 10-Q or such later date as the SEC may permit for the delivery of the Borrower’s Form 10-Q), a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter, and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous quarter and ending with the end of such quarter, and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth, in each case in comparative form the corresponding figures for the corresponding period of the immediately preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year end audit adjustments) by a Responsible Officer of the Borrower as having been prepared in accordance with GAAP, together with a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto.

(c)        Annual Financials. Within 90 days, for each Fiscal Year (commencing with the Fiscal Year ended December 2016, a copy of the annual audit report, including therein a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case accompanied by (A) an opinion of PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (which opinion shall not be qualified as to scope of audit or as to the status of the Borrower or any Material Subsidiary as a going concern, other than solely with respect to, or resulting solely from, an upcoming maturity date of any Indebtedness under this Agreement occurring within one year from the time such opinion is delivered or any potential inability to satisfy the Financial Covenant on a future date or in a future period), (B) a certificate of a Responsible Officer of the Borrower stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto; provided that, in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if

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necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP.

(d)        Annual Budget. As soon as available, and in any event no later than 45 days after the end of each Fiscal Year of the Borrower, commencing with the Fiscal Year ending December 31, 2016, a reasonably detailed consolidated budget for the following Fiscal Year and each subsequent year thereafter through the Latest Maturity Date (including a projected Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following Fiscal Year), the related projected Consolidated statements of cash flow and income for such Fiscal Year expected as of the end of each month during such Fiscal Year (collectively, the “Projections”) in the form delivered to the board of directors of the Borrower, which Projections shall be accompanied by a certificate of a Responsible Officer of the Borrower stating that such Projections are based on then reasonable estimates and then available information and assumptions; it being understood that the Projections are made on the basis of the Borrower’s then current good faith views and assumptions believed to be reasonable when made with respect to future events, and assumptions that the Borrower believes to be reasonable as of the date thereof (it being understood that projections are inherently unreliable and that actual performance may differ materially from the Projections).

(e)        Compliance Certificate. At the time of delivery of the financial statements pursuant to Section 5.03(b) and (c), a certificate (the “Compliance Certificate”) substantially in the form of Exhibit F hereto regarding certain information including calculation of the Financial Covenant and the Total Net Leverage Ratio.

(f)        ERISA Events. Promptly and in any event within five Business Days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred with respect to an ERISA Plan, a statement of a Responsible Officer of the Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto, on the date any records, documents or other information must be furnished to the PBGC with respect to any ERISA Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information.

(g)        Multiemployer Plan Notices. Promptly and in any event within seven Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (i) or (ii) above.

(h)        Litigation. Promptly after the commencement thereof, notice of each unstayed action, suit, investigation, litigation and proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Restricted Subsidiaries that (i) is reasonably likely to be determined adversely and if so determined adversely would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document or the consummation of the transactions contemplated hereby.

(i)        Securities Reports. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the Borrower sends to its public stockholders, copies of all regular, periodic and special reports, and all registration statements, that the Borrower files with the Securities and Exchange Commission or any Governmental Authority that may be substituted

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therefor, or with any national securities exchange; provided that such documents may be made available by posting on the Borrower’s website.

(j)        Environmental Conditions. Promptly after the assertion or occurrence thereof, notice of any Environmental Action against or of any non-compliance by any Loan Party or any of its Restricted Subsidiaries with any Environmental Law or Environmental Permit that would reasonably be expected to (i) result in a material loss or liability or (ii) cause any real property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

(k)        Cash Collateralized Hedge Agreements. At the time of the delivery of the financial statements pursuant to Section 5.03(b) and (c), a report providing the aggregate balance of all Secured Hedge Agreements secured by cash collateral or other assets not constituting Collateral.

(l)        Other Information. Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Restricted Subsidiaries as any Lender Party (through the Administrative Agent), the Administrative Agent or any of their advisors may from time to time reasonably request.

Documents required to be delivered pursuant to Section 5.01 or this Section 5.03 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date of receipt by the Administrative Agent irrespective of when such document or materials are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website (the “Informational Website”), if any, to which each Lender and the Agents have unrestricted access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the accommodation provided by the foregoing sentence shall not impair the right of the Administrative Agent to request and receive from the Loan Parties physical delivery of any specific information provided for in Section 5.01 or this Section 5.03. Other than with respect to the bad faith, gross negligence or willful misconduct on the part of the Joint Lead Arrangers, Agents or Lenders, none of the Joint Lead Arrangers, Agents or the Lenders shall have any liability to any Loan Party, each other or any of their respective Affiliates associated with establishing and maintaining the security and confidentiality of the Informational Website and the information posted thereto.

Section 5.04        Financial Covenant. Permit, on the last day of any Fiscal Quarter beginning with the Fiscal Quarter ended June 30, 2016, the First Lien Net Leverage Ratio as of such day to exceed 2.00:1.00.

ARTICLE VI

EVENTS OF DEFAULT

Section 6.01        Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing:

(a)        the Borrower shall fail to pay any principal of any Advance or any unreimbursed drawing with respect to any Letter of Credit when the same shall become due and payable or any Loan Party shall fail to make any payment of interest on any Advance or any other payment under any Loan Document within five Business Days after the same becomes due and payable; or

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(b)        any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect (or in any respect, for any representation and warranty already qualified by materiality or Material Adverse Effect), when made or deemed made; or

(c)        any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Sections 2.14, 5.01(a) (with respect to the Borrower), 5.01(h), 5.02, 5.03 or 5.04; or

(d)        any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for after the earlier of 30 days after (i) an Responsible Officer of any Loan Party obtaining knowledge of such default or (ii) the Borrower receiving notice of such default from any Agent or any Lender (any such notice to be identified as a notice of default and to refer specifically to this paragraph); or

(e)        (i) any Loan Party or any of its Restricted Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of one or more items of Debt of the Loan Parties and their Restricted Subsidiaries (excluding Debt outstanding hereunder) that is outstanding in an aggregate principal or notional amount (or, in the case of any Hedge Agreement (including, for the avoidance of doubt, any guaranty by any Loan Party of Secured Hedge Agreements entered into by any Loan Party or Specified Hedge Agreement Subsidiary with Hedge Banks) an Agreement Value) of at least $50,000,000 when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreements or instruments relating to all such Debt; or (ii) any other event shall occur or condition shall exist under the agreements or instruments relating to one or more items of Debt of the Loan Parties and their Restricted Subsidiaries (excluding Debt outstanding hereunder) that is outstanding in an aggregate principal or notional amount of at least $50,000,000, and such other event or condition shall continue after the applicable grace period, if any, specified in all such agreements or instruments, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or (iii) one or more items of Debt of the Loan Parties and their Restricted Subsidiaries (excluding Debt outstanding hereunder) that is outstanding in an aggregate principal or notional amount (or, in the case of any Hedge Agreement, an Agreement Value) of at least $50,000,000, shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled or required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

(f)        any Loan Party or any of its Material Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for

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relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

(g)        one or more final, non-appealable judgments or orders for the payment of money in excess of $50,000,000 (exclusive of any judgment or order the amounts of which are fully covered by insurance (less any applicable deductible) which is not in dispute) in the aggregate at any time, shall be rendered against any Loan Party or any of its Restricted Subsidiaries and enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

(h)        one or more nonmonetary judgments or orders shall be rendered against any Loan Party or any of its Restricted Subsidiaries that is reasonably likely to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(i)        any provision of any Loan Document after delivery thereof pursuant to Section 3.01 shall for any reason cease to be valid and binding on or enforceable against any Loan Party intended to be a party to it, or any such Loan Party shall so state in writing; or

(j)        any Collateral Document after delivery thereof pursuant to Section 3.01 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected lien on and security interest in the Collateral purported to be covered thereby; or

(k)        any ERISA Event shall have occurred with respect to an ERISA Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such ERISA Plan and the Insufficiency of any and all other ERISA Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) is reasonably likely to have a Material Adverse Effect; or

(l)        any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $50,000,000 or requires payments exceeding $25,000,000 per annum; or

(m)        any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $25,000,000; or

(n)        any challenge by any Loan Party to the validity of any Loan Document or the applicability or enforceability of any Loan Document or which seeks to void, avoid, limit, or otherwise adversely affect the security interest created by or in any Loan Document or any payment made pursuant thereto; or

(o)        a Change of Control shall occur;

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then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances (other than Letter of Credit Advances by the Issuing Banks or a Lender pursuant to Section 2.03(c) and Swing Line Advances by a Lender pursuant to Section 2.02(b)) and of the Issuing Banks to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that upon the occurrence of any proceeding referred to in clause (f) above, including any actual or deemed entry of an order for relief with respect to any Loan Party under the Bankruptcy Code, the obligation of each Lender to make Advances and of the Issuing Banks to issue Letters of Credit shall automatically be terminated, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents shall automatically and forthwith become due and payable and the obligation of the Borrower to provide Cash Collateral as contemplated by Section 6.02 shall automatically become effective, in each case without further act of the Administrative Agent or any Lender Party.

Section 6.02    Actions in Respect of the Letters of Credit upon Default.  If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Revolving Lenders, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent’s office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to 105% of the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.

ARTICLE VII

THE AGENTS

Section 7.01    Appointment and Authorization of the Agents.   Each Lender Party hereby irrevocably appoints, designates and authorizes each of the Agents to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, no Agent shall have any duties or responsibilities, except those expressly set forth herein, nor shall any Agent have or be deemed to have any fiduciary relationship with any Lender Party or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against such Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with

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reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each Issuing Bank shall have all of the benefits (including indemnities) and immunities (i) provided to each Agent in this Article VII with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article VII and in the definition of “Agent-Related Person” included such Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such Issuing Bank. The provisions of this Article VII are solely for the benefit of the Administrative Agent and the Lender Parties, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any such provisions.

Section 7.02     Delegation of Duties.

(a)      Each Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

(b)      Without limitation of the provisions of Section 7.02(a), it is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Collateral Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Collateral Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent, collateral sub-agent or collateral co-agent (any such additional individual or institution being referred to herein as a “Supplemental Collateral Agent”).

(c)      In the event that the Collateral Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Collateral Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either the Collateral Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Article and of Section 9.04 that refer to the Collateral Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to the Collateral Agent shall be deemed to be references to the Collateral Agent and/or such Supplemental Collateral Agent, as the context may require.

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(d)      Should any instrument in writing from any Loan Party be required by any Supplemental Collateral Agent so appointed by the Collateral Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, such Loan Party shall execute, acknowledge and deliver any and all such instruments promptly upon request by the Collateral Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by the Collateral Agent until the appointment of a new Supplemental Collateral Agent.

Section 7.03     Liability of Agents.

(a)      The Administrative Agent’s duties hereunder and under the other Loan Documents are solely ministerial and administrative in nature and the Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written direction of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent or any of its Affiliates to liability or that is contrary to any Loan Document or applicable law.

(b)      No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender Party or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender Party or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

(c)      Nothing in this Agreement or any other Loan Document shall require the Administrative Agent or any of its Agent-Related Persons to carry out any “know your customer” or other checks in relation to any person on behalf of any Lender Party and each Lender Party confirms to the Administrative Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Administrative Agent or any of its Agent-Related Persons.

Section 7.04     Reliance by Agents.   (a)  Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal

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counsel (including counsel to any Loan Party), independent accountants and other experts selected by such Agent, as applicable. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

(b)      For purposes of determining compliance with the conditions specified in Section 3.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the relevant Agent or Agents shall have received notice from such Lender prior to the Closing Date specifying its objection thereto.

Section 7.05     Notice of Default.   No Agent shall be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to any Agent for the account of the Lenders, unless such Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a “Notice of Default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent, in consultation with the Lenders, shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Article VI; provided, however, that unless and until the Administrative Agent has received any such direction, it may (but shall not be obligated to) take such action, or refrain from taking such action, in each case, in consultation with the Lenders, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

Section 7.06     Credit Decision; Disclosure of Information by Agents.   Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the

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Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

Section 7.07     Indemnification of Agents.      Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted primarily from such Agent-Related Person’s own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse each Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by any Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Commitments, the payment of all other Obligations and the resignation of each of the Agents. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 7.07 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Lender Party, its directors, shareholders or creditors and whether or not the transactions contemplated hereby are consummated.

Section 7.08     Agents in Their Individual Capacity.

(a)      CITI, CGMI, JPM, BofA, GS, Barclays, Royal Bank, UBS, CS, Citizens, BMO and FTB and their respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Capital Stock in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though CITI, CGMI, JPM, BofA, GS, Barclays, Royal Bank, UBS, CS, Citizens, BMO and FTB, as the case may be, were not an Agent or Issuing Bank hereunder, as the case may be, and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, each of CITI, CGMI, JPM, BofA, GS, Barclays, Royal Bank, UBS, CS, Citizens, BMO and FTB and each of their respective Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that each of CITI, CGMI, JPM, BofA, GS, Barclays, Royal Bank, UBS, CS, Citizens, BMO and FTB and their respective Affiliates shall be under no obligation to provide such information to them. With respect to its Advances, each of CITI, CGMI, JPM, BofA, GS, Barclays, Royal Bank, UBS, CS, Citizens, BMO and FTB and their respective Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not an Agent, the Swing Line Lender or an Issuing Bank, as the case may be, and the terms “Lender” and “Lenders” include CITI, CGMI, JPM, BofA, GS, Barclays, Royal Bank, UBS, CS, Citizens, BMO and FTB in its individual capacity.

(b)      Each Lender Party understands that the Administrative Agent, acting in its individual capacity, and its Affiliates (collectively, the “Agent’s Group”) are engaged in a wide range of financial services and businesses (including investment management, financing, securities trading,

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corporate and investment banking and research) (such services and businesses are collectively referred to in this Section 7.08(b) as “Activities”) and may engage in the Activities with or on behalf of one or more of the Loan Parties or their respective Affiliates. Furthermore, the Agent’s Group may, in undertaking the Activities, engage in trading in financial products or undertake other investment businesses for its own account or on behalf of others (including the Loan Parties and their Affiliates and including holding, for its own account or on behalf of others, equity, debt and similar positions in the Borrower, another Loan Party or their respective Affiliates), including trading in or holding long, short or derivative positions in securities, loans or other financial products of one or more of the Loan Parties or their Affiliates. Each Lender Party understands and agrees that in engaging in the Activities, the Agent’s Group may receive or otherwise obtain information concerning the Loan Parties or their Affiliates (including information concerning the ability of the Loan Parties to perform their respective Obligations hereunder and under the other Loan Documents) which information may not be available to any of the Lender Parties that are not members of the Agent’s Group. None of the Administrative Agent nor any member of the Agent’s Group shall have any duty to disclose to any Lender Party or use on behalf of the Lender Parties, and shall not be liable for the failure to so disclose or use, any information whatsoever about or derived from the Activities or otherwise (including any information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any Affiliate of any Loan Party) or to account for any revenue or profits obtained in connection with the Activities, except that the Administrative Agent shall deliver or otherwise make available to each Lender Party such documents as are expressly required by any Loan Document to be transmitted by the Administrative Agent to the Lender Parties.

(c)      Each Lender Party further understands that there may be situations where members of the Agent’s Group or their respective customers (including the Loan Parties and their Affiliates) either now have or may in the future have interests or take actions that may conflict with the interests of any one or more of the Lender Parties (including the interests of the Lender Parties hereunder and under the other Loan Documents). Each Lender Party agrees that no member of the Agent’s Group is or shall be required to restrict its activities as a result of the Administrative Agent being a member of the Agent’s Group, and that each member of the Agent’s Group may undertake any Activities without further consultation with or notification to any Lender Party. None of (i) this Agreement nor any other Loan Document, (ii) the receipt by the Agent’s Group of information (including Communications) concerning the Loan Parties or their Affiliates (including information concerning the ability of the Loan Parties to perform their respective Obligations hereunder and under the other Loan Documents) nor (iii) any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) owing by the Administrative Agent or any member of the Agent’s Group to any Lender Party including any such duty that would prevent or restrict the Agent’s Group from acting on behalf of customers (including the Loan Parties or their Affiliates) or for its own account.

Section 7.09      Successor Agent.    (a) Each Agent may resign from acting in such capacity upon 30 days’ notice to the Lenders and the Borrower; provided that any such resignation by CITI shall also constitute the resignation by CITI as Issuing Bank. If an Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of such Agent, such Agent may appoint, after consulting with the Lenders, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and Issuing Bank (and subject to the agreement of the Lender being so appointed to act as an Issuing Bank) and the term “Agent” shall mean such successor agent, and the retiring Agent’s appointment, powers and duties as Agent shall be terminated and in the case of the Administrative Agent, the retiring Issuing Bank’s rights, powers and

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duties as such shall be terminated, without any other or further act or deed on the part of such retiring Agent or Issuing Bank, as the case may be, or any other Lender, other than the obligation of the successor Issuing Bank to issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or to make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring with respect to such Letters of Credit. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Article VII and Section 9.04 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

(b) The Administrative Agent shall be authorized, from time to time, to execute or to enter into amendments of, and amendments and restatements of, the Collateral Documents and the Intercreditor Agreement and any additional and replacement intercreditor agreements, in accordance with the terms of this Agreement, the Intercreditor Agreement and the other Loan Documents.

Section 7.10     Administrative Agent May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Advance shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether any Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)      to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agents and their respective agents and counsel and all other amounts due the Lenders and the Agents under Sections 2.08 and 9.04) allowed in such judicial proceeding; and

(b)      to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due to the Administrative Agent under Sections 2.08 and 9.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 7.11     Collateral and Guaranty Matters.  The Lenders irrevocably authorize the Administrative Agent and the Collateral Agent, at their option and in their discretion,

(a)      to release any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document (i) upon termination of the Commitments and

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payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit without any pending drawing thereon, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) subject to Section 9.01, if approved, authorized or ratified in writing by the Required Lenders;

(b)      to subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 5.02(a);

(c)      to release the Borrower or any Guarantor from its obligations under the Guaranty if such Person ceases to be a Restricted Subsidiary as a result of a transaction permitted hereunder or if all of such Person’s assets are sold or liquidated as permitted under the terms of the Loan Documents and the proceeds thereof are distributed to the Borrower; and

(d)      to acquire, hold and enforce any and all Liens on Collateral granted by and of the Loan Parties to secure any of the Secured Obligations, together with such other powers and discretion as are reasonably incidental thereto.

Upon request by the Administrative Agent or the Collateral Agent at any time, the Required Lenders (acting on behalf of all the Lenders) will confirm in writing the Administrative Agent’s authority to release Liens or subordinate the interests of the Secured Parties in particular types or items of property, or to release the Borrower or any Guarantor from its obligations under the Guaranty pursuant to this Section 7.11.

Section 7.12     Other Agents; Arrangers and Managers.    (a) None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “book runner,” “documentation agent,” “arranger,” or “lead arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

(b)      Each Loan Party hereby acknowledges that each Lender Party and each Agent is acting pursuant to a contractual relationship on an arm’s length basis, and the parties hereto do not intend that any Lender Party or Agent act or be responsible as a fiduciary to any Loan Party, its management, stockholders, creditors or any other person. Each of the Loan Parties and the Lender Parties hereby expressly disclaims any fiduciary relationship and agrees they are each responsible for making their own independent judgments with respect to any transactions entered into between them. Each Loan Party also hereby acknowledges that (i) no Lender Party nor Agent has advised, nor is it advising such Loan Party as to any legal, accounting, regulatory or tax matters, and that each Loan Party is consulting its own advisors concerning such matters to the extent it deems appropriate and (ii) each Lender Party, Agent and each of their respective Affiliates may have economic interests that conflict with the one or more Loan Party’s interests.

(c)      Indemnification. Each Lender Party shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Taxes attributable to such Lender Party (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Borrower to do so) and (ii) any other present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other

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charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto, in each case, which are attributable to such Lender Party and that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender Party by the Administrative Agent shall be conclusive absent manifest error. Each Lender Party hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender Party under any Loan Document or otherwise payable by the Administrative Agent to the Lender Party from any other source against any amount due to the Administrative Agent under this Section 7.13.

ARTICLE VIII

GUARANTY

Section 8.01     Guaranty.  The Borrower and each Guarantor, other than Subsidiaries that are Excluded Subsidiaries, severally, unconditionally and irrevocably guarantees (the undertaking by the Borrower and each Guarantor under this Article VIII being the “Guaranty”) the punctual payment when due, whether at scheduled maturity or at a date fixed for prepayment or by acceleration, demand or otherwise, of all of the Obligations (including all Obligations under Secured Hedge Agreements but excluding all Excluded Swap Obligations) of each of the other Loan Parties and each Specified Hedge Agreement Subsidiaries now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnification payments, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”; provided, that, endorsements of negotiable instruments for deposit or collection in the ordinary course of business are not Guaranteed Obligations for purposes of the foregoing Section 8.01), and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any of the other Secured Parties solely in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Borrower’s and each Guarantor’s respective liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any of the other Loan Parties or any Specified Hedge Agreement Subsidiary to the Administrative Agent or any of the other Secured Parties under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

Section 8.02     Guaranty Absolute.  The Borrower and each Guarantor, other than Subsidiaries that are Excluded Subsidiaries, guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Secured Party with respect thereto. The Obligations of the Borrower and each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any Loan Party or any Specified Hedge Agreement Subsidiary under the Loan Documents, and a separate action or actions may be brought and prosecuted against the Borrower or any Guarantor, as applicable, to enforce this Guaranty, irrespective of whether any action is brought against any other Loan Party or whether any other Loan Party or any Specified Hedge Agreement Subsidiary is joined in any such action or actions. The liability of the Borrower and each Guarantor, other than Subsidiaries that are

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CFCs or Subsidiaries of Subsidiaries that are CFCs, under this Guaranty shall be absolute, unconditional and irrevocable irrespective of, and the Borrower and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any and all of the following:

(a)      any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

(b)      any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any Loan Party or any Specified Hedge Agreement Subsidiary under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

(c)      any taking, exchange, release or nonperfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any Subsidiary Guaranty or any other guaranty, for all or any of the Guaranteed Obligations;

(d)      any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party or any Specified Hedge Agreement Subsidiary under the Loan Documents, or any other property and assets of any other Loan Party or any of its Subsidiaries;

(e)      any change, restructuring or termination of the corporate structure or existence of any other Loan Party or any of its Subsidiaries or any Specified Hedge Agreement Subsidiary or of any of its Subsidiaries;

(f)      any failure of the Administrative Agent or any other Secured Party to disclose to any Loan Party or any Specified Hedge Agreement Subsidiary any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or hereafter known to the Administrative Agent or such other Secured Party, as the case may be (The Borrower and each Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

(g)      the failure of any other Person to execute this Guaranty or any other guarantee or agreement of the release or reduction of the liability of any of the other Loan Parties, any Specified Hedge Agreement Subsidiary or any other guarantor or surety with respect to the Guaranteed Obligations; or

(h)      any other circumstance (including, without limitation, any statute of limitations or any existence of or reliance on any representation by the Administrative Agent or any other Secured Party) that might otherwise constitute a defense available to, or a discharge of, such Guarantor, any other Loan Party, any Specified Hedge Agreement Subsidiary or any other guarantor or surety other than payment in full in cash of the Guaranteed Obligations.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any other Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any other Loan Party, any Specified Hedge Agreement Subsidiary or otherwise, all as though such payment had not been made.

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Section 8.03     Waivers and Acknowledgments.  (a) The Borrower and each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty, and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property or assets subject thereto or exhaust any right or take any action against any other Loan Party, or any Specified Hedge Agreement Subsidiary or any other Person or any Collateral.

(b)      The Borrower and each Guarantor hereby unconditionally waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c)      The Borrower and each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Secured Parties which in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of the Borrower or such Guarantor, as applicable, or other rights to proceed against any of the other Loan Parties or any Specified Hedge Agreement Subsidiary, any other guarantor or any other Person or any Collateral, and (ii) any defense based on any right of setoff or counterclaim against or in respect of the Borrower’s or such Guarantor’s respective obligations, as applicable, hereunder.

(d)      The Borrower and each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 8.02 and this Section 8.03 are knowingly made in contemplation of such benefits.

Section 8.04     Subrogation. The Borrower and each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or may hereafter acquire against any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of its Obligations under this Guaranty or under any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any other Secured Party against such other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from such other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, until such time as all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all of the Letters of Credit shall have expired or been terminated without any pending drawing thereon, all Secured Hedge Agreements shall have expired or been terminated, and the Commitments shall have expired or terminated. If any amount shall be paid to the Borrower or any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of all of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) the latest date of expiration or termination of all Letters of Credit (without any pending drawing thereon) and all Secured Hedge Agreements, and (c) the Facility Termination Date, such amount shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) the Borrower or any Guarantor shall pay to the Administrative Agent all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall

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have been paid in full in cash, (iii) all Letters of Credit and all Secured Hedge Agreements shall have expired or been terminated, and (iv) the Facility Termination Date shall have occurred, the Administrative Agent and the other Secured Parties will, at the Borrower or such Guarantor’s request and expense, execute and deliver to the Borrower or such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer of subrogation to the Borrower or such Guarantor of an interest in the Guaranteed Obligations resulting from the payment made by the Borrower or such Guarantor.

Section 8.05     Additional Guarantors.  Upon the execution and delivery by any Person of a guaranty joinder agreement in substantially the form of Exhibit H hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Guaranty, and each reference in any other Loan Document to the “Guaranty”, “thereunder”, “thereof” or words of like import referring to this Guaranty, shall include each such duly executed and delivered Guaranty Supplement.

Section 8.06     Continuing Guarantee; Assignments.   This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of all of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) the latest date of expiration or termination of all Letters of Credit (without any pending drawing thereon) and all Secured Hedge Agreements, and (iii) the Facility Termination Date, (b) be binding upon the Borrower and each Guarantor and its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Administrative Agent and the other Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitment or Commitments, the Advances owing to it and the Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party under this Article VIII or otherwise, in each case as provided in Section 9.07.

Section 8.07     No Reliance.  The Borrower and each Guarantor has, independently and without reliance upon any Agent or any Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Loan Document to which it is or is to be a party, and the Borrower and each Guarantor has established adequate means of obtaining from each other Loan Party and each Specified Hedge Agreement Subsidiary on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party.

Section 8.08     No Fraudulent Transfer.  The Borrower and each Guarantor which is incorporated or formed under the laws of a jurisdiction located within the United States, and by its acceptance of this Guaranty, the Agents and each Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Guaranteed Obligations of the Borrower and each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of U.S. bankruptcy laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Guaranteed Obligations of the Borrower and each Guarantor hereunder. To effectuate the foregoing intention, the Agents, the Secured Parties, the Borrower and the Guarantors hereby irrevocably agree that the Guaranteed Obligations of the Borrower

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and each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will not result in the Guaranteed Obligations of the Borrower or each Guarantor under this Guaranty constituting a fraudulent transfer or conveyance.

Section 8.09     Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 8.09 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.09, or otherwise under this Guaranty, as it relates to such other Loan Party , voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 8.09 shall remain in full force and effect in accordance with Section 8.06. Each Qualified ECP Guarantor intends that this Section 8.09 constitute, and this Section 8.09 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act; provided, that the Borrower, the Administrative Agent and the relevant swap provider may mutually agree to exclude a Loan Party from the requirement of this Section 8.09.

ARTICLE IX

MISCELLANEOUS

Section 9.01     Amendments, Etc. Except as provided in Section 2.18, 2.19 or 2.20, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall;

(a)       waive any condition set forth in Section 3.01(a) without the written consent of each Lender;

(b)       extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 2.05 or Section 6.01) without the written consent of such Lender;

(c)       postpone the Letter of Credit Expiration Date or any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(d)       reduce the principal of, or the rate of interest specified herein on, any Advance, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(e)       change (i) Section 2.02(a) or Section 2.02(b) in a manner that would alter the pro rata nature of Borrowings required thereby or (ii) Section 2.13 in a manner that would alter the

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pro rata sharing of payments required thereby, in each case with respect to clauses (i) and (ii) of this Section 9.01(e), without the written consent of each Lender;

(f)       change the definition of “Required Lenders”, “Required Revolving Lenders”, “Required Term Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or grant any consent hereunder, without the written consent of each Lender under the applicable Facility;

(g)       except in connection with a transaction permitted under this Agreement, release all or substantially all of the value of the Guarantors from the Guaranty or release all or substantially all of the Collateral without the written consent of each Lender; and

(i)       change the order of application of any reduction in the Commitments or any prepayment of Advances among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05(b) or 2.06(b), respectively, in any manner that materially adversely affects the Lender Parties under a Facility without the consent of holders of a majority of the Commitments or Advances outstanding under such Facility;

and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender or the Issuing Banks, as the case may be, in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender or of the Issuing Banks, as the case may be, under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; and (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Defaulting Lender. In the event that the Borrower requests that this Agreement or any other Loan Document be amended in a manner which would require the consent of each Lender and such modification or amendment is agreed to by the Required Lenders, then the Borrower and the Administrative Agent shall be permitted to amend this Agreement or such other Loan Document without the consent of the Lender or Lenders which did not agree to the modification or amendment requested by the Borrower (such Lender or Lenders, collectively, the “Non-Consenting Lenders”) to provide for (i) the termination of the Commitment of each of the Non-Consenting Lenders, (ii) the addition to this Agreement of one or more other financial institutions (each of which shall meet the requirements of Section 9.07), or an increase in the Commitment of one or more of the Required Lenders approving such modification or amendment, so that the aggregate value of the sum of each of the Lenders’ Commitments after giving effect to such amendment shall be in the same amount as the aggregate value of the sum of each of the Lenders’ Commitments immediately before giving effect to such amendment, (iii) if any Advances are outstanding at the time of such amendment, the making of such additional Advances by such new financial institutions or Required Lenders, as the case may be, as may be necessary to repay in full the outstanding Advances (including principal, interest, fees and other amounts due and owing under the Loan Documents) of the Non-Consenting Lenders immediately before giving effect to such amendment and (iv) such other modifications to this Agreement as may be appropriate. Pursuant to the foregoing clause (ii), with respect to any such Non-Consenting Lender, the Borrower shall have the right (unless such Non-Consenting Lender promptly grants such consent) at its sole expense (including with respect to the processing and recordation fee referred to in Section 9.07) to replace such Non-Consenting Lender by deeming (by notice to such Non-Consenting Lender) such Non-Consenting Lender to have

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assigned its Loan, and its commitments hereunder, to one or more assignees that have consented to such assignment and that are reasonably acceptable to the Administrative Agent, the Swing Line Lender and the Issuing Bank; provided that: (a) all Obligations of the Borrower owing to such Non-Consenting Lender (including accrued fees and any amounts due under Section 2.08, 2.10, 2.11 or 2.12) being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment and (b) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. No action by or consent of the Non-Consenting Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of such purchase price. In connection with any such assignment the Borrower, Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 9.07. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender’s interest hereunder in the circumstances contemplated by this Section 9.01 and the Administrative Agent agrees to effect such assignment; provided that, if such Non-Consenting Lender does not comply with Section 9.07 within three (3) Business Days after the Borrower’s request, compliance with Section 9.07 shall not be required to effect such assignment.

Notwithstanding anything to the contrary in this Section 9.01, if at any time following the Closing Date, the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Loan Parties shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of written notice thereof.

Each Loan Party acknowledges the agreements set forth in the Fee Letter and agrees that it will execute and deliver such amendments to the Loan Documents as shall be deemed advisable by CGMI to give effect to the provisions of the Fee Letter. Notwithstanding anything to the contrary in this Section 9.01, the Administrative Agent and the Loan Parties shall be permitted to execute and deliver such amendments and such amendments shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof.

Section 9.02     Notices, Etc. (a) All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered, if to the Borrower or any Guarantor, at (i) the Borrower’s address at 3939 Technology Drive, Maumee, Ohio 43537, Attention: Treasurer, (ii) 27870 Cabot Drive, Novi, MI 48377, Attention: Ken Andrysiak and (iii) as well as to the attention of the general counsel of the Borrower at the Borrower’s address, fax number (419) 535-4544; if to any Lender or any Issuing Bank, at its Applicable Lending Office, respectively, specified opposite its name on Schedule I hereto; if to any other Lender Party, at its Applicable Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party; if to the Administrative Agent, at its address at Citibank, N.A., 1615 Brett Rd New Castle, DE 19720, Attn: Agency Operations, Telephone: (302) 894-6010, Facsimile: (646) 274-5080, Email: glagentofficeops@citi.com, as well as to Shearman & Sterling, counsel to the Administrative Agent, at its address at 599 Lexington Avenue, New York, New York 10022, fax number (212) 848-7179, Attention: Maura O’Sullivan, Esq.; or, as to the Borrower, any Guarantor or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed or telecopied, be effective three Business Days after being deposited in the U.S. mails, first class postage prepaid, delivered

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to the telegraph company or confirmed as received when sent by telecopier, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III or VII shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

(b)       The Borrower hereby agrees that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a new, or a Conversion of an existing, Borrowing or other Extension of Credit (including any election of an interest rate or interest period relating thereto), (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default under this Agreement or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing or other Extension of Credit thereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format acceptable to the Administrative Agent to oploanswebadmin@citigroup.com. In addition, the Borrower agrees to continue to provide the Communications to the Administrative Agent in the manner specified in the Loan Documents but only to the extent requested by the Administrative Agent. The Borrower further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on an Informational Website or a substantially similar electronic transmission system (the “Platform”).

(c)       THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (COLLECTIVELY, “AGENT PARTIES”) HAVE ANY LIABILITY TO THE BORROWER, ANY LENDER PARTY OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY AGENT PARTY IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH AGENT PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

(d)       The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the

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Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender Party agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender Party for purposes of the Loan Documents. Each Lender Party agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender Party’s e-mail address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address. Nothing herein shall prejudice the right of the Administrative Agent or any Lender Party to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

Section 9.03     No Waiver; Remedies. No failure on the part of any Lender Party or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 9.04     Costs, Fees and Expenses. (a) Each Loan Party agrees (i) to pay or reimburse the Administrative Agent, the Syndication Agent, the Collateral Agent, the Documentation Agents, and the Joint Lead Arrangers for all reasonable costs and expenses incurred by each such Agent in connection with (a) the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), (b) the syndication and funding of the Revolving Credit Facility and the Term Facility, (c) the creation, perfection or protection of the liens under the Loan Documents (including all reasonable search, filing and recording fees) and (d) the ongoing administration of the Loan Documents (including the preparation, negotiation and execution of any amendments, consents, waivers, assignments, restatements or supplements thereto and costs associated therewith); provided, that, prior to the occurrence, and during the continuance, of a Default or Event of Default, reasonable attorney’s fees shall be limited to one primary counsel and, if reasonably required by any Agent, local or specialist counsel, provided further that no such limitation shall apply if counsel determines in good faith that there is a conflict of interest that requires separate representation for any party, and (ii) to pay or reimburse each Agent and each of the Lenders for all reasonable documented costs and expenses, incurred by such Agent or such Lenders and in connection with (a) the enforcement of the Loan Documents or collection of payments due from any Loan Party and (b) any legal proceeding relating to or arising out of the Revolving Credit Facility, Term Facility or the other transactions contemplated by the Loan Documents. The foregoing fees, costs and expenses shall include all search, filing, recording, title insurance and collateral review charges and fees and taxes related thereto, and other reasonable out-of-pocket expenses incurred by the Agents and the cost of independent public accountants and other outside experts retained jointly by the Agents. All amounts due under this Section 9.04(a) shall be payable within ten Business Days after demand therefor accompanied by an appropriate invoice. The agreements in this Section shall survive the termination of the Commitments and repayment of all other Obligations.

(b)       Whether or not the transactions contemplated hereby are consummated, each Loan Party shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents, advisors, attorneys-in-fact and representatives (collectively the “Indemnitees”) from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable attorney’s fees of one primary counsel for the Indemnitees as a whole and, if reasonably required, local or specialist counsel; provided that no such limitation shall apply if counsel determines in good faith that there is a conflict of interest that requires separate representation for any party), joint or several that may be incurred by, or asserted or

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awarded against any Indemnitee, in each case arising out of or in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense with respect thereto arising out of or in connection with (i) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) any Commitment, Advance or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any other Loan Party, or any Liability related in any way to the Borrower or any other Loan Party in respect of Environmental Laws, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such claim, damage, loss, liability or expense is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from (A) the gross negligence or willful misconduct of such Indemnitee, (B) a material breach of any such Indemnitee’s obligations under the Loan Documents or (C) from any proceeding between or among Indemnitees that does not involve an act or omission by the Borrower or the Restricted Subsidiaries (other than claims against any Agent or any arranger in its capacity or in fulfilling its role as an Agent or an arranger or any similar role hereunder (excluding its role as a Lender). No Loan Party shall be liable for any settlement entered into by any Indemnitee without the Borrower’s written consent (such consent not to be unreasonably withheld, delayed or conditioned); provided that such exception shall not apply in the event the Borrower was offered the ability to assume the defense of the action that was the subject matter of such settlement and elected not to assume such defense or if there is a final, non-appealable judgment by a court of competent jurisdiction for the plaintiff in any such proceeding, each Loan Party shall (subject to the exceptions set forth above) indemnify and hold harmless each Indemnitee from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment in accordance with the above. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower or any of its Subsidiaries, any security holders or creditors of the foregoing an Indemnitee or any other Person, or an Indemnitee is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. No Indemnitee shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Borrower or any of its Subsidiaries for or in connection with the transactions contemplated hereby, except to the extent such liability is determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee’s gross negligence or willful misconduct. In no event, however, shall any Indemnitee be liable to the Borrower or any of its Subsidiaries on any theory of liability for any special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings). No Indemnitee shall be liable to the Borrower or any of its Subsidiaries for any damages arising from the use by others of any information or other materials obtained through an Informational Website or other similar information transmission systems in connection with this Agreement. All amounts due under this Section 9.04(b) shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.

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(c)      If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.06, 2.09(b)(i) or 2.10(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or if the Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.04, 2.06 or 6.01 or otherwise, the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion or such failure to pay or prepay, as the case may be, including, without limitation, any actual loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance. This Section 9.04(c) and Sections 2.10 and 2.12 shall survive termination of the Commitments and the payment of all other Obligations.

Section 9.05     Right of Set-off.  Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note or Notes (if any) held by such Lender Party, irrespective of whether such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender Party agrees promptly to notify the Borrower after any such set off and application; provided, however, that the failure to give such notice shall not affect the validity of such set off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

Section 9.06     Binding Effect.   This Agreement shall become effective when it shall have been executed by the Borrower, the Guarantors, each Agent, the Issuing Banks and the Swing Line Lender and the Administrative Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent and each Lender Party and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of each Lender Party.

Section 9.07     Successors and Assigns.  (a) Each Lender may assign all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of any or all Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender, an Affiliate of any Lender or an Approved Fund of any Lender or an assignment of all of a Lender’s rights and obligations under this Agreement, (A) the aggregate amount of the Revolving Credit Commitments being assigned to such Eligible Assignee pursuant to such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 under each

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Revolving Credit Facility or Incremental Revolving Credit Facility for which a Revolving Credit Commitment is being assigned and (B) the aggregate amount of the Term Commitments being assigned to such Eligible Assignee pursuant to such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $2,500,000 under each Term Facility or Incremental Term Facility for which a Term Commitment is being assigned, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes (if any) subject to such assignment and a processing and recordation fee of $3,500 (which shall not be payable by the Borrower). The parties hereto acknowledge and agree that, at the election of the Administrative Agent, any such Assignment and Acceptance may be electronically executed and delivered to the Administrative Agent via an electronic loan assignment confirmation system acceptable to the Administrative Agent (which shall include ClearPar, LLC).

(b)       Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank (subject to the specific agreement of the assignee Lender to act as an Issuing Bank), as the case may be, hereunder, provided, that in the case of Section 2.12, such assignee shall have complied with the requirements of said Section and (ii) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.10, 2.12 and 9.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender’s or Issuing Bank’s rights and obligations under this Agreement, such Lender or Issuing Bank shall cease to be a party hereto).

(c)       By executing and delivering an Assignment and Acceptance, each Lender Party assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.03(b) or 5.03(c) as applicable and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all

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of the obligations that by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

(d)       The Administrative Agent, acting for this purpose (but only for this purpose) as the non-fiduciary agent of the Borrower, shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Advances and stated interest owing under each Facility to, each Lender Party from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Agent or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

(e)       Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof and a copy of such Assignment and Acceptance to the Borrower and each other Agent. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes (if any) a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under each Facility pursuant to such Assignment and Acceptance and, if any assigning Lender that had a Note or Notes prior to such assignment has retained a Commitment hereunder under such Facility, a new Note to the order of such assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 or Exhibit A-2 hereto, as the case may be.

(f)       Each Issuing Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time; provided, however, that (i) each such assignment shall be to an Eligible Assignee and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (which shall not be payable by the Borrower).

(g)       Without the consent of the Borrower, the Administrative Agent, any Issuing Bank or the Swing Line Lender, each Lender Party may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates and any Disqualified Lender) (each, a “Participant”) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and any Note or Notes held by it); provided, however, that (i) such Lender Party’s obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Agents and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party’s rights and obligations under this Agreement, (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the

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extent that such amendment, waiver or consent would reduce the principal of, or interest (other than default interest) on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the value of the Collateral or the value of the Guaranties, (vi) the participating banks or other entities shall be entitled to the benefits of Sections 2.10 and 2.12 to the same extent as if they were a Lender Party but, with respect to any particular participant, to no greater extent than the Lender Party that sold the participation to such participant (except to the extent that an entitlement to receive a greater amount results from a Change in Law that occurs after the Participant acquired the applicable participation) and only if such participant agrees to comply with Section 2.12(f) as though it were a Lender Party, and (vii) each Lender Party that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”), provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(h)         Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender Party by or on behalf of the Borrower; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party in accordance with Section 9.09 hereof.

(i)         Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time (and without the consent of the Administrative Agent or the Borrower) create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and any Note or Notes held by it) including in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System

(j)         Notwithstanding anything to the contrary contained herein, any Lender that is a fund that invests in bank loans may create a security interest in all or any portion of the Advances owing to it and the Note or Notes held by it to the trustee for holders of obligations owed, or securities issued, by such fund as security for such obligations or securities, provided, however, that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 9.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

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(k)         Notwithstanding anything to the contrary contained herein, any Lender Party (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Advance that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided, however, that (i) nothing herein shall constitute a commitment by any SPC to fund any Advance, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Advance, the Granting Lender shall be obligated to make such Advance pursuant to the terms hereof. The making of an Advance by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Advance were made by such Granting Lender. Each party hereto hereby agrees that (i) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender Party would be liable, (ii) no SPC shall be entitled to the benefits of Sections 2.10 and 2.12 (or any other increased costs protection provision) and (iii) the Granting Lender shall for all purposes, including, without limitation, the approval of any amendment or waiver of any provision of any Loan Document, remain the Lender Party of record hereunder. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior Debt of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof.   Notwithstanding anything to the contrary contained in this Agreement, any SPC may (i) with notice to, but without prior consent of, the Borrower and the Administrative Agent, assign all or any portion of its interest in any Advance to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Advances to any rating agency, commercial paper dealer or provider of any surety or guarantee or credit or liquidity enhancement to such SPC. This subsection (k) may not be amended without the prior written consent of each Granting Lender, all or any part of whose Advances are being funded by the SPC at the time of such amendment.

(l)         Notwithstanding anything to the contrary contained in this paragraph (l) or any other provision of this Agreement, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, each Lender shall have the right at any time to sell, assign or transfer all or a portion of its Advances (“Repurchased Term Advances”) in respect of an Incremental Term Facility (but not, for the avoidance of doubt, in respect of the Term Facility) owing to it to the Borrower or any of its Restricted Subsidiaries on a non-pro rata basis in open market purchases (including privately negotiated transactions), subject to the following limitations: (i) with respect to all repurchases made by the Borrower or a Subsidiary pursuant to this paragraph (l), (A) the Borrower shall deliver to the Administrative Agent a certificate stating that no Default or Event of Default has occurred and is continuing or would result from such repurchase and (B) the assigning Lender and the Borrower shall execute and deliver to the Administrative Agent an Assignment and Acceptance; (ii) the Borrower or Subsidiary making such purchase shall at the time of consummation of any such purchase affirm the representation that it is not in possession of any material non-public information with respect to the Borrower or its Restricted Subsidiaries that has not been disclosed to the Lenders generally (other than Lenders that have elected not to receive material non-public information) and (iii) neither the Borrower nor any Subsidiary shall use any proceeds of Revolving Credit Advances, Term Advances or Advances under any Incremental Facility make any purchase of Repurchased Term Advances and (iv) following repurchase of Advances by the Borrower or any Subsidiary pursuant to this paragraph (l), the Repurchased Term Advances shall, without further action by any Person, be deemed cancelled for all purposes and no longer outstanding (and may not be resold by the Borrower or such Subsidiary), for all purposes of this Agreement and all other Loan Documents, including (A) the making of, or the application of, any payments to the Lenders under this Agreement or any other Loan Document, (B) the

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making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Loan Document or (C) the determination of Required Lenders or Required Term Lenders, or for any similar or related purpose, under this Agreement or any other Loan Document. In connection with any Repurchased Term Advances cancelled pursuant to this paragraph (l), the Administrative Agent is authorized to make appropriate entries in the Register to reflect any such cancellation. Each repurchase and retirement of Repurchased Term Advances shall apply to reduce the then remaining scheduled repayments of Advances under the applicable Incremental Term Facility in accordance with the application of prepayments applicable to such Incremental Term Facility.

(m)         The list of Disqualified Lenders will be available to the Lenders and the Agents upon request to the Administrative Agent. Any assigning Lender Party shall, in connection with any assignment pursuant to this Section 9.07, provide a copy of its request (including the name of the prospective assignee) to the Borrower concurrently with the delivery of the same request to the Administrative Agent irrespective of whether or not a Default or Event of Default under Section 6.01(a) or (e) shall have occurred and be continuing at such time. The parties to this Agreement hereby acknowledge and agree that the Administrative Agent shall not be deemed to be in default under this Agreement or to have any duty or responsibility or to incur any liabilities as a result of a breach of this Section 9.07, nor shall the Administrative Agent have any duty, responsibility or liability to monitor or enforce assignments, participations or other actions in respect of Disqualified Lenders, or otherwise take (or omit to take) any action with respect thereto.

Section 9.08         Execution in Counterparts; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or other electronic communication shall be effective as delivery of an original executed counterpart thereof. This Agreement and the other Loan Documents and the Fee Letter, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

Section 9.09         Confidentiality; Press Releases, Related Matters and Treatment of Information. (a) No Agent or Lender Party shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (i) to such Agent’s or such Lender Party’s Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential, need to know basis, (ii) as requested or required by any law, rule or regulation or judicial process, (iii) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking, (iv) in connection with the exercise of remedies and (v) to direct and indirect counterparties in connection with swaps or derivatives.

(b)         Each of the parties hereto and each party joining hereafter agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of any Lender or its Affiliates or referring to this Agreement or any of the other Loan Documents without at least 2 Business Days’ prior notice to such Lender and without the prior written consent of such Lender or unless (and only to the extent that) such party or Affiliate is required to do so under law and then, in any event, such party or Affiliate will consult with the Borrower, the Administrative Agent and such Lender before issuing such press release or other public disclosure. Each party consents to the publication by the Agents or any Lender Party of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement. The Agents reserve the right to provide to

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industry trade organizations such necessary and customary information needed for inclusion in league table measurements.

(c)         Certain of the Lenders may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that does not contain material non-public information with respect to any of the Loan Parties or their securities (“Restricting Information”). Other Lenders may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that may contain Restricting Information. Each Lender Party acknowledges that United States federal and state securities laws prohibit any person from purchasing or selling securities on the basis of material, non-public information concerning the issuer of such securities or, subject to certain limited exceptions, from communicating such information to any other Person. Neither the Administrative Agent nor any of its Agent-Related Persons shall, by making any Communications (including Restricting Information) available to a Lender Party, by participating in any conversations or other interactions with a Lender Party or otherwise, make or be deemed to make any statement with regard to or otherwise warrant that any such information or Communication does or does not contain Restricting Information nor shall the Administrative Agent or any of its Agent-Related Persons be responsible or liable in any way for any decision a Lender Party may make to limit or to not limit its access to Restricting Information. In particular, none of the Administrative Agent nor any of its Agent-Related Persons (i) shall have, and the Administrative Agent, on behalf of itself and each of its Agent-Related Persons, hereby disclaims, any duty to ascertain or inquire as to whether or not a Lender Party has or has not limited its access to Restricting Information, such Lender Party’s policies or procedures regarding the safeguarding of material, nonpublic information or such Lender Party’s compliance with applicable laws related thereto or (ii) shall have, or incur, any liability to any Loan Party or Lender Party or any of their respective Agent-Related Persons arising out of or relating to the Administrative Agent or any of its Agent-Related Persons providing or not providing Restricting Information to any Lender Party.

(d)         Each Loan Party agrees that (i) all Communications it provides to the Administrative Agent intended for delivery to the Lender Parties whether by posting to the Platform or otherwise shall be clearly and conspicuously marked “PUBLIC” if such Communications do not contain Restricting Information which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (ii) by marking Communications “PUBLIC,” each Loan Party shall be deemed to have authorized the Administrative Agent and the Lender Parties to treat such Communications as either publicly available information or not material information (although, in this latter case, such Communications may contain sensitive business information and, therefore, remain subject to the confidentiality undertakings of this Agreement) with respect to such Loan Party or its securities for purposes of United States Federal and state securities laws, (iii) all Communications marked “PUBLIC” may be delivered to all Lender Parties and may be made available through a portion of the Platform designated “Public Side Information,” and (iv) the Administrative Agent shall be entitled to treat any Communications that are not marked “PUBLIC” as Restricting Information and may post such Communications to a portion of the Platform not designated “Public Side Information.” Neither the Administrative Agent nor any of its Affiliates shall be responsible for any statement or other designation by a Loan Party regarding whether a Communication contains or does not contain material non-public information with respect to any of the Loan Parties or their securities nor shall the Administrative Agent or any of its Affiliates incur any liability to any Loan Party, any Lender Party or any other Person for any action taken by the Administrative Agent or any of its Affiliates based upon such statement or designation, including any action as a result of which Restricting Information is provided to a Lender Party that may decide not to take access to Restricting Information.

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(e)         Each Lender Party acknowledges that circumstances may arise that require it to refer to Communications that might contain Restricting Information. Accordingly, each Lender Party agrees that it will nominate at least one designee to receive Communications (including Restricting Information) on its behalf. Each Lender Party agrees to notify the Administrative Agent from time to time of such Lender Party’s designee’s e-mail address to which notice of the availability of Restricting Information may be sent by electronic transmission.

(f)         Each Lender Party acknowledges that Communications delivered hereunder and under the other Loan Documents may contain Restricting Information and that such Communications are available to all Lender Parties generally. Each Lender Party that elects not to take access to Restricting Information does so voluntarily and, by such election, acknowledges and agrees that the Administrative Agent and other Lender Parties may have access to Restricting Information that is not available to such electing Lender Party. None of the Administrative Agent nor any Lender Party with access to Restricting Information shall have any duty to disclose such Restricting Information to such electing Lender Party or to use such Restricting Information on behalf of such electing Lender Party, and shall not be liable for the failure to so disclose or use, such Restricting Information.

(g)         Clauses (c), (d), (e) and (f) of this Section 9.09 are designed to assist the Administrative Agent, the Lender Parties and the Loan Parties, in complying with their respective contractual obligations and applicable law in circumstances where certain Lender Parties express a desire not to receive Restricting Information notwithstanding that certain Communications hereunder or under the other Loan Documents or other information provided to the Lender Parties hereunder or thereunder may contain Restricting Information. Neither the Administrative Agent nor any of its Agent-Related Persons warrants or makes any other statement with respect to the adequacy of such provisions to achieve such purpose nor does the Administrative Agent or any of its Agent-Related Persons warrant or make any other statement to the effect that a Loan Party or Lender Party’s adherence to such provisions will be sufficient to ensure compliance by such Loan Party or Lender Party with its contractual obligations or its duties under applicable law in respect of Restricting Information and each of the Lender Parties and each Loan Party assumes the risks associated therewith.

Section 9.10         Patriot Act Notice. Each Lender Party and each Agent (for itself and not on behalf of any Lender Party) hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender Party or such Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act. The Borrower shall, and shall cause each of its Restricted Subsidiaries to, provide the extent commercially reasonable, such information and take such actions as are reasonably requested by any Agents or any Lender Party in order to assist the Agents and the Lender Parties in maintaining compliance with the Patriot Act.

Section 9.11         Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in the Borough of Manhattan, New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing

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in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

(b)         Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 9.12         Governing Law.

This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 9.13         Waiver of Jury Trial.

EACH OF THE GUARANTORS, THE BORROWER, THE AGENTS AND THE LENDER PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Section 9.14         Acknowledgment and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)         the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)         the effects of any Bail-In Action on any such liability, including, if applicable:

(i)         a reduction in full or in part or cancellation of any such liability;

(ii)         a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)         the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

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Credit and Guaranty Agreement

SCHEDULE I

COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Initial Lender	Term Commitment	Revolving Credit Commitment	Letter of Credit Commitment	Swing Line Commitment	Domestic Lending Office	Eurodollar Lending Office
Citibank, N.A.	$25,000,000.00	$100,000,000.00	$100,000,000.00	$50,000,000.00	1615 Brett Road, Building III New Castle, DE 19720 Attn: Loan Administration	1615 Brett Road, Building III New Castle, DE 19720 Attn: Loan Administration
JPMorgan Chase Bank, N.A.	$25,000,000.00	$75,000,000.00	$25,000,000.00		500 Stanton Christiana Road Ops 2, Floor 3 Newark, DE 19713	500 Stanton Christiana Road Ops 2, Floor 3 Newark, DE 19713
Bank of America, N.A.	$25,000,000.00	$75,000,000.00	$75,000,000.00		540 West Madison, Suite 2223 Chicago, IL 60661	540 West Madison, Suite 2223 Chicago, IL 60661
Goldman Sachs Bank USA		$55,000,000.00	$55,000,000.00		200 West Street New York, NY 10282	200 West Street New York, NY 10282
Barclays Bank PLC	$25,000,000.00	$50,000,000.00			745 Seventh Avenue New York, NY 10019	745 Seventh Avenue New York, NY 10019
Royal Bank of Canada	$25,000,000.00	$50,000,000.00			Three World Financial Center 200 Vesey Street New York, NY 10281	Three World Financial Center 200 Vesey Street New York, NY 10281
UBS AG, Stamford Branch	$25,000,000.00	$50,000,000.00			600 Washington Blvd Stamford, CT 06901	600 Washington Blvd Stamford, CT 06901
Credit Suisse AG, Cayman Islands Branch	$25,000,000.00	$50,000,000.00			Eleven Madison Avenue New York, NY 10010	Eleven Madison Avenue New York, NY 10010
Citizens Bank, N.A.	$25,000,000.00	$25,000,000.00			27777 Franklin Road, 19th Floor Southfield, MI 48034	27777 Franklin Road, 19th Floor Southfield, MI 48034
BMO Harris Bank, N.A.	$25,000,000.00	$25,000,000.00			115 South LaSalle Street 25th Floor West Chicago, Illinois 60603	115 South LaSalle Street 25th Floor West Chicago, Illinois 60603

Fifth Third Bank	$25,000,000.00	$25,000,000.00			38 Fountain Square Plaza Cincinnati, OH 45243	38 Fountain Square Plaza Cincinnati, OH 45243
Goldman Sachs Lending Partners LLC	$25,000,000.00	$20,000,000.00	$20,000,000.00		200 West Street New York, NY 10282	200 West Street New York, NY 10282
Total	$275,000,000.00	$600,000,000.00	$275,000,000.00	$50,000,000.00

EXHIBIT A-2

FORM OF NOTE

$	Dated: , 20__

FOR VALUE RECEIVED, the undersigned, Dana Incorporated, a Delaware corporation (the “Borrower”), HEREBY PROMISES TO PAY                  or its registered assigns (the “Lender”) for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal amount of            United States dollars or, if less, the aggregate unpaid principal amount of the Term Advances (as defined below) owing to the Lender by the Borrower pursuant to the Revolving Credit and Guaranty Agreement, dated as of June 9, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Borrower, the Guarantors party thereto, Citibank, N.A., as Administrative Agent and Collateral Agent, and the Lender Parties party thereto from time to time.

The Borrower promises to pay interest on the unpaid principal amount of each Term Advance from the date of such Term Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Administrative Agent for the benefit of the Lender, at 390 Greenwich Street, New York, New York, 10013, in same day funds. Each Term Advance owing to the Lender by the Borrower, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Note.

This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of a single term advance (the “Term Advance”) by the Lender to or for the benefit of the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the United States dollar amount first above mentioned, the indebtedness of the Borrower resulting from the Term Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

Dana – Form of Note

A-2-1

DANA INCORPORATED, as Borrower

By:
Name:
Title:

Dana – Form of Note

A-2-2

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

Dana – Form of Note

A-2-3

EXHIBIT B

Amended and Restated Schedule I

[Attached.]

Exhibit B

SCHEDULE I

COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Initial Lender	Term Commitment	Revolving Credit Commitment	Letter of Credit Commitment	Swing Line Commitment	Domestic Lending Office	Eurodollar Lending Office
Citibank, N.A.	$25,000,000.00	$100,000,000.00	$100,000,000.00	$50,000,000.00	1615 Brett Road, Building III New Castle, DE 19720 Attn: Loan Administration	1615 Brett Road, Building III New Castle, DE 19720 Attn: Loan Administration
JPMorgan Chase Bank, N.A.	$25,000,000.00	$75,000,000.00	$25,000,000.00		500 Stanton Christiana Road Ops 2, Floor 3 Newark, DE 19713	500 Stanton Christiana Road Ops 2, Floor 3 Newark, DE 19713
Bank of America, N.A.	$25,000,000.00	$75,000,000.00	$75,000,000.00		540 West Madison, Suite 2223 Chicago, IL 60661	540 West Madison, Suite 2223 Chicago, IL 60661
Goldman Sachs Bank USA		$55,000,000.00	$55,000,000.00		200 West Street New York, NY 10282	200 West Street New York, NY 10282
Barclays Bank PLC	$25,000,000.00	$50,000,000.00			745 Seventh Avenue New York, NY 10019	745 Seventh Avenue New York, NY 10019
Royal Bank of Canada	$25,000,000.00	$50,000,000.00			Three World Financial Center 200 Vesey Street New York, NY 10281	Three World Financial Center 200 Vesey Street New York, NY 10281
UBS AG, Stamford Branch	$25,000,000.00	$50,000,000.00			600 Washington Blvd Stamford, CT 06901	600 Washington Blvd Stamford, CT 06901
Credit Suisse AG, Cayman Islands Branch	$25,000,000.00	$50,000,000.00			Eleven Madison Avenue New York, NY 10010	Eleven Madison Avenue New York, NY 10010
Citizens Bank, N.A.	$25,000,000.00	$25,000,000.00			27777 Franklin Road, 19th Floor Southfield, MI 48034	27777 Franklin Road, 19th Floor Southfield, MI 48034
BMO Harris Bank, N.A.	$25,000,000.00	$25,000,000.00			115 South LaSalle Street 25th Floor West Chicago, Illinois 60603	115 South LaSalle Street 25th Floor West Chicago, Illinois 60603

Fifth Third Bank	$25,000,000.00	$25,000,000.00			38 Fountain Square Plaza Cincinnati, OH 45243	38 Fountain Square Plaza Cincinnati, OH 45243
Goldman Sachs Lending Partners LLC	$25,000,000.00	$20,000,000.00	$20,000,000.00		200 West Street New York, NY 10282	200 West Street New York, NY 10282
Total	$275,000,000.00	$600,000,000.00	$275,000,000.00	$50,000,000.00

EXHIBIT C

Exhibit A-2 to the Amended Credit Agreement

[Attached.]

Exhibit C

EXHIBIT A-2

FORM OF NOTE

$	Dated: ______ __, 20__

FOR VALUE RECEIVED, the undersigned, Dana Incorporated, a Delaware corporation (the “Borrower”), HEREBY PROMISES TO PAY                  or its registered assigns (the “Lender”) for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal amount of              United States dollars or, if less, the aggregate unpaid principal amount of the Term Advances (as defined below) owing to the Lender by the Borrower pursuant to the Revolving Credit and Guaranty Agreement, dated as of June 9, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Borrower, the Guarantors party thereto, Citibank, N.A., as Administrative Agent and Collateral Agent, and the Lender Parties party thereto from time to time.

The Borrower promises to pay interest on the unpaid principal amount of each Term Advance from the date of such Term Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Administrative Agent for the benefit of the Lender, at 390 Greenwich Street, New York, New York, 10013, in same day funds. Each Term Advance owing to the Lender by the Borrower, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Note.

This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of a single term advance (the “Term Advance”) by the Lender to or for the benefit of the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the United States dollar amount first above mentioned, the indebtedness of the Borrower resulting from the Term Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

Dana – Form of Note

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DANA INCORPORATED, as Borrower

By:
Name:
Title:

Dana – Form of Note

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ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

Dana – Form of Note

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